Lincoln Life & Annuity Variable Annuity Account L
Group Variable Annuity Contracts I, II, & III

Home Office:
Lincoln Life & Annuity Company of New York (Lincoln New York or Company) 100 Madison Street, Suite 1860
Syracuse, NY 13202
www.LincolnFinancial.com

Servicing Office:
Lincoln Life & Annuity Company of New York (Lincoln New York or Company) PO Box 2340
Fort Wayne, IN 46801-2340
1-800-341-0441

This prospectus describes a group annuity contract and an individual certificate that is issued by Lincoln Life & Annuity Company of New York (LNY), a subsidiary of The Lincoln National Life Insurance Company (Lincoln Life). They are primarily for use with qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate account value, and as permitted by the plan, to provide retirement income that a participant cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If a participant dies before the annuity commencement date, we will pay the beneficiary or plan a death benefit.

If the contractowner gives certain rights to plan participants, we issue active life certificates to them. Participants choose whether account value accumulates on a variable or a fixed (guaranteed) basis or both. If a participant allocates contributions to the fixed account, we guarantee principal and a minimum interest rate.

All contributions for benefits on a variable basis will be placed in Lincoln Life & Annuity Variable Annuity Account L (VAA). The VAA is a segregated investment account of Lincoln Life. If a participant puts all or some contributions into one or more of the contract's subaccounts, the participant takes all the investment risk on the account value and the retirement income. If the selected subaccounts make money, account value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the selected subaccounts. We do not guarantee how any of the subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees the investment in the contract.

The available subaccounts, and the funds in which they invest, are listed below. The contractowner decides which of these subaccounts are available under the contract for participant allocations. For more information about the fund descriptions, policies and risks of the funds please refer to the Prospectuses for the funds.

AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein VPS Global Thematic Growth Portfolio
     AllianceBernstein VPS Growth Portfolio
     AllianceBernstein VPS Growth and Income Portfolio**
American Century Variable Portfolios (Class I):
     Balanced Fund
     Inflation Protection Fund**
American Funds Insurance Series (Class 2):
     American Funds Global Growth Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund
BlackRock Variable Series Funds, Inc. (Class I):
     BlackRock Global Allocation V.I. Fund
Delaware VIP (Reg. TM) Trust (Service Class):
     Delaware VIP (Reg. TM) REIT Series
     Delaware VIP (Reg. TM) Small Cap Value Series
     Delaware VIP (Reg. TM) Smid Cap Growth Series
Delaware VIP (Reg. TM) Trust (Standard Class):
     Delaware VIP (Reg. TM) Diversified Income Series
     Delaware VIP (Reg. TM) High Yield Series

Dreyfus Variable Investment Fund (Initial Class):
     Dreyfus Opportunistic Small Cap Portfolio**
     Dreyfus Stock Index Fund, Inc.**
DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP**
     DWS Small Cap Index VIP**
DWS Variable Series II (Class A):
     DWS Alternative Asset Allocation VIP Portfolio
   (formerly DWS Alternative Asset Allocation Plus VIP Portfolio)
Fidelity (Reg. TM) Variable Insurance Products (Initial Class):
     Fidelity (Reg. TM) Asset Manager Portfolio
     Fidelity (Reg. TM) Equity-Income Portfolio**
     Fidelity (Reg. TM) Growth Portfolio
Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) Contrafund (Reg. TM) Portfolio
Janus Aspen Series (Institutional Shares):
     Janus Aspen Worldwide Portfolio
Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund
     LVIP Delaware Diversified Floating Rate Fund

Lincoln Variable Insurance Products Trust (Standard Class):
     LVIP BlackRock Inflation Protection Bond Fund*
     LVIP Cohen & Steers Global Real Estate Fund
     LVIP Delaware Bond Fund
     LVIP Delaware Foundation Aggressive Allocation Fund
     LVIP Delaware Foundation Conservative Allocation Fund
     LVIP Delaware Foundation Moderate Allocation Fund
     LVIP Delaware Growth and Income Fund
     LVIP Delaware Social Awareness Fund
     LVIP Global Income Fund
     LVIP Janus Capital Appreciation Fund
     LVIP Mondrian International Value Fund
     LVIP SSgA Bond Index Fund
     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA Global Tactical Allocation Fund
   LVIP SSgA International Index Fund
     LVIP SSgA S&P 500 Index Fund*, ***
     LVIP SSgA Small-Cap Index Fund*
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP Protected Profile 2010 Fund
     LVIP Protected Profile 2020 Fund
     LVIP Protected Profile 2030 Fund
     LVIP Protected Profile 2040 Fund
     LVIP Protected Profile 2050 Fund
     LVIP Protected Profile Conservative Fund
     (formerly LVIP Conservative Profile Fund)
     LVIP Protected Profile Growth Fund
     (formerly LVIP Moderately Aggressive Profile Fund)
     LVIP Protected Profile Moderate Fund
     (formerly LVIP Moderate Profile Fund)

Neuberger Berman Advisers Management Trust (I Class):
     Mid-Cap Growth Portfolio**
     Large Cap Value Portfolio
     (formerly Partners Portfolio)
T. Rowe Price International Series, Inc.
     T. Rowe Price International Stock Portfolio

     * Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.

     ** It is currently anticipated that during the fourth quarter of 2012, we will close and replace these investment options. See Investments of the VAA - Description of the Funds for further information.

     *** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", Standard & Poor's
       500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

This prospectus gives you information about the contracts and certificates that contractowners and participants should know before investing. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI terms are made part of this prospectus, and for a free copy of the SAI, write: Lincoln Life & Annuity Company of New York, P. O. Box 2340, Fort Wayne, IN 46808 or call 1-800-341-0441. The SAI and other information about LNY and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2012

Table of Contents



Item                                                                                        Page
Special Terms                                                                                4
Expense Tables                                                                               5
Summary of Common Questions                                                                  6
Lincoln Life & Annuity Company of New York                                                   7
Fixed Side of the Contract                                                                   8
Variable Annuity Account (VAA)                                                               9
Investments of the VAA                                                                       9
Charges and Other Deductions                                                                14
The Contracts                                                                               16
 Purchase of the Contracts                                                                  16
 Transfers On or Before the Annuity Commencement Date                                       18
 Death Benefit Before the Annuity Commencement Date                                         20
 Withdrawals                                                                                21
 Annuity Payouts                                                                            23
Distribution of the Contracts                                                               24
Federal Tax Matters                                                                         25
Additional Information                                                                      28
 Voting Rights                                                                              28
 Return Privilege                                                                           29
 Other Information                                                                          29
 Legal Proceedings                                                                          29
Contents of the Statement of Additional Information (SAI)
for Lincoln Life & Annuity Company of New York (Lincoln New York or Company) Variable       30
  Annuity Account L
Appendix A - Condensed Financial Information                                                A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

Account or variable annuity account (VAA)-The segregated investment account, Account L, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account value-At a given time before the Annuity Commencement Date, the value of all accumulation units for a contract plus the value of the fixed side of the contract.

Accumulation unit-A measure used to calculate contract value for the variable side of the contract before the Annuity Commencement Date.

Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity Commencement Date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select(other than i4LIFE (Reg. TM) Advantage).

Annuity payout-A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date. Payments may be variable or fixed, or a combination of both.

Annuity unit-A measure used to calculate the amount of annuity payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.

Beneficiary-The person or entity designated by the participant to receive any death benefit paid if the participant dies before the annuity commencement date.

Contractowner-The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).

Contributions-Amounts paid into the contract.

Death benefit-Before the annuity commencement date, the amount payable to a designated beneficiary if a participant dies.

FINRA-Financial Industry Regulatory Authority.

Good Order-The actual receipt at our Servicing Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Lincoln New York (we, us, our, company)-Lincoln Life & Annuity Company of New York (LNY).

Participant-An employee or other person affiliated with the contractowner on whose behalf we maintain an account under the contract.

Participant year-A 12-month period starting with the date we receive the first contribution on behalf of a participant and on each anniversary after that.

Plan-The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.

SEC-Securities and Exchange Commission.

Subaccount-The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date-Each day the New York Stock Exchange (NYSE) is open for trading.


Valuation period-The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that contractowners or participants will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.

Contractowner/Participant Transaction Expenses for GVA I, II & III:


The maximum surrender charge (contingent deferred sales charge) (as a percentage of an account value withdrawn):



GVA I   GVA II   GVA III
5%*     6%*      None

* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions-Surrender Charges.


The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual account fee (per participant): $25

Systematic withdrawal option fee: $30

The annual fee may be paid by an employer on behalf of participants. It is not charged during the annuity period. We may reduce or waive these charges in certain situations. See Charges and Other Deductions.


Separate Account L expenses for GVA I, II & III subaccounts (as a percentage of average daily net assets in the subaccounts):



Mortality and expense risk charge:   1.00%

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2011. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



                                                    Minimum      Maximum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         0.27%        5.30%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       0.27%        1.67%

* Several of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2013.

EXAMPLES

This Example is intended to help contractowners or participants compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner/participant transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that contractowners or participants invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable period:



              1 year    3 years   5 years   10 years
            ---------- --------- --------- ---------
      GVA I  $ 1,126    $ 2,352   $ 3,544   $ 6,037
     GVA II    1,224      2,448     3,638     6,212
    GVA III      628      1,859     3,057     5,918

2) If you do not surrender your contract at the end of the applicable time period:



             1 year   3 years   5 years   10 years
            -------- --------- --------- ---------
      GVA I  $ 633    $ 1,872   $ 3,078   $ 5,950
     GVA II    633      1,872     3,078     5,950
    GVA III    628      1,859     3,057     5,918

The expense tables reflect expenses of the VAA as well as the maximum fees and expenses of any of the funds. We provide these examples, which are unaudited, to show the direct and indirect costs and expenses of the contract.

For more information, see - Charges and Other Deductions in the prospectus, and in the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expense. Actual expenses may be more or less than those shown.

Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees"). As of the date of this prospectus, none have done so. See The Contracts
- Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.



Summary of Common Questions
What kind of contract is this? It is a group variable annuity contract between the contractowner and LNY. It may provide for a fixed annuity and/or a variable annuity. This prospectus primarily describes the variable side of the contract. See The Contracts. This prospectus provides a general description of the contract.

What is the variable annuity account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are my investment choices? You may allocate your purchase payments to the VAA or to the fixed account, if available. Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How do the contracts work? If we approve the application, we will send the contractowner a contract. When participants make contributions, they buy accumulation units. If the participant decides to receive retirement income payments, we convert accumulation units to annuity units. Retirement income payments will be based on the number of annuity units received and the value of each annuity unit on payout days. See - The Contracts and Annuity Payouts.

What charges do I pay under the contract? If participants in GVA I or GVA II withdraw account values, a surrender charge applies of 0-6% of the gross withdrawal amount for all GVA I contracts and for GVA II contracts issued to plans subject to ERISA, depending on how many participation years the participant has been in the contract. For GVA II contracts issued to plans that are not subject to ERISA, a surrender charge of 6% applies regardless of the number of participation years. We may reduce or waive surrender charges in certain situations. See - Charges and Other Deductions - Surrender Charge for GVA I and GVA II.

There is no surrender charge for GVA III.

We charge an annual administration charge of $25 per participant account. We will deduct any applicable premium tax from contributions or account value at the time the tax is incurred or at another time we choose or a time as required by law.


We apply a charge to the daily net asset value of the VAA and those charges are:



Mortality and expense risk charge:   1.00%

The funds investment management fees, 12b-1 fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

What contributions are necessary, and how often? Contributions made on behalf of participants may be in any amount unless the contractowner or the plan has a minimum amount. See - The Contracts-Contributions.

How will my annuity payouts be calculated? If a participant decides to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if a participant dies before annuitizing? Depending upon the plan, the beneficiary may receive a death benefit and have options as to how the death benefit is paid. See The Contracts - Death Benefit.

May participants transfer account value between subaccounts, and between the VAA and the fixed account? Before the annuity commencement date, yes, subject to the terms of the plan. See - The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

May a participant withdraw account value? Yes, during the accumulation period, subject to contract requirements, to the restrictions of any plan, and to certain restrictions under GVA III. See - Charges and Other Deductions. Under GVA III, a participant may not transfer more than 20% of his or her fixed account holdings to the VAA each year, unless the participant intends to liquidate his or her fixed account value. Under GVA III, liquidation of the entire fixed account value must be over 5 annual installments. See - Fixed Account Withdrawal/Transfer limits for GVA III. The contractowner must also approve participant withdrawals under Section 401(a) plans and plans subject to Title I of ERISA. Certain charges may apply. See - Charges and Other Deductions. A portion of withdrawal proceeds may be taxable. In addition, a 10% Internal Revnue Service (IRS) tax penalty may apply to distributions before age 591/2. A withdrawal also may be subject to 20% withholding. See - Federal Tax Matters.

Do participants get a free look at their certificates? A participant under a
Section 403(b) or 408 plan and certain non-qualified plans can cancel the active life certificate within ten days (in some states longer) of the date the participant receives the certificate. The participant needs to give notice to our servicing office. See - Return Privilege.

Where may I find more information about accumulation unit values? The Appendix to this prospectus provides more information about accumulation unit values.



Investment Results
The VAA advertises the annual performance of the subaccounts for the funds on both a standardized and non-standardized basis.

The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all contractowner accounts.

The nonstandardized calculation compares changes in accumulation unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in accumulation unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.



Lincoln Life & Annuity Company of New York
Lincoln New York (the Company) is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. Lincoln New York is a subsidiary of The Lincoln National Life Insurance Company (Lincoln
Life). Lincoln Life is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln New York is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your contract value, such as those associated with death benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln New York does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other contractowner obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-341-0441. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Fixed Side of the Contract
The portion of the account value allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

Contributions allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3%. A contribution allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all participant data is complete. LNY may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3% WILL BE DECLARED IN ADVANCE AT LINCOLN NEW YORK'S SOLE DISCRETION. CONTRACTOWNERS AND PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3% WILL BE DECLARED.

Under GVA III, special limits apply to transfers and withdrawals from the fixed account. See - Charges and Other Deductions-Fixed Account Withdrawal/Transfer Limits for GVA III.



Variable Annuity Account (VAA)
On July 24, 1996, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.



Financial Statements
The December 31, 2011 financial statements of the VAA and the December 31, 2011 financial statements of Lincoln New York are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-341-0441.



Investments of the VAA
The subaccount(s) available under the contract will be available for participant allocations. There is a separate subaccount which corresponds to each fund. Participant allocations may change without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.


Certain Payments We Receive with Regard to the Funds

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.50%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AllianceBernstein, American Funds, Delaware, Fidelity and Lincoln funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.30% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

We currently anticipate closing and replacing the following funds during the fourth quarter of 2012:
oAllianceBernstein VPS Growth and Income Portfolio (Class B) with LVIP SSgA S&P 500 Fund (Standard Class);
oAmerican Century VP Inflation Protection Bond Fund (Class 1) with LVIP BlackRock Inflation Protected Bond Fund(Standard Class);
oDreyfus VIF Opportunistic Small-Cap Portfolio (Initial Class) with LVIP SSgA Small Cap Index (Standard Class);
oDreyfus Stock Index Fund, Inc. (Initial Class) with LVIP SSgA S&P 500 Index Fund (Standard Class);
oDWS Equity 500 Index VIP Portfolio (Initial Class) with LVIP SSgA S&P 500 Fund (Standard Class);
oDWS Small-Cap Index VIP (Class A) with LVIP SSgA Small-Cap Index Fund (Standard Class);
oFidelity VIP Equity-Income Portfolio (Initial Class) with LVIP SSgA S&P 500 Index Fund (Standard Class);
oNeuberger Berman AMT Mid-Cap Growth Portfolio (I Class) with LVIP SSgA S&P 500 Index Fund (Standard Class)

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds. Funds of funds structures may have higher expenses than funds that invest directly in debt or equity securities.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectuses for the funds, which are distributed with this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein
L.P.

  o AllianceBernstein VPS Global Thematic Growth Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Growth Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Growth and Income Portfolio: Long-term growth of capital.
     It is currently anticipated that during the fourth quarter of 2012, we will close and replace this investment option.


American Century Variable Products, advised by American Century Investment
    Management, Inc.

  o Balanced Fund: Long-term capital growth & current income.

  o Inflation Protection Fund: Long-term total return.
     It is currently anticipated that during the fourth quarter of 2012, we will close and replace this investment option.


American Funds Insurance SeriesSM, advised by Capital Research and Management
    Company

  o Global Growth Fund: Long-term growth of capital.

  o Growth Fund: Growth of capital.

  o Growth-Income Fund: Long-term growth of capital and income.

  o International Fund: Long-term growth of capital.

BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC.

  o BlackRock Global Allocation V.I. Fund: High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*

  o Diversified Income Series: Long-term total return.

  o High Yield Series: Total return and secondarily high current income.

  o REIT Series: Total return.

  o Small Cap Value Series: Total return.

  o Smid Cap Growth Series: Total return.


Dreyfus Variable Investment Fund, advised by The Dreyfus Corporation

  o Opportunistic Small Cap Portfolio: Capital growth.
     It is currently anticipated that during the fourth quarter of 2012, we will close and replace this investment option.

  o Stock Index Fund, Inc.: Replicate S&P 500 Index.
    (Sub-advised by Mellon Capital Management Corporation)
     It is currently anticipated that during the fourth quarter of 2012, we will close and replace this investment option.


DWS Investments VIT Funds, advised by Deutsche Investment Management Americas, Inc. and subadvised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP: Replicate S&P 500 (Reg. TM) Index before deduction of expenses.
     (Sub-advised by Northern Trust Investments, Inc.)
     It is currently anticipated that during the fourth quarter of 2012, we will close and replace this investment option.

  o DWS Small Cap Index VIP: Replicate Russell 2000 (Reg. TM) Index before deduction of expenses.
    (Sub-advised by Northern Trust Investments, Inc.)
     It is currently anticipated that during the fourth quarter of 2012, we will close and replace this investment option.


DWS Variable Series II, advised by Deutsche Investment Management Americas,
    Inc. and subadvised by RREEF America, L.L.C.

  o DWS Alternative Asset Allocation VIP Portfolio: Capital appreciation; a fund of funds.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and subadvised by FMR Co., Inc.

  o Asset Manager Portfolio: High total return.

  o Contrafund (Reg. TM) Portfolio: Long-term capital appreciation.

  o Equity-Income Portfolio: Reasonable income.
     It is currently anticipated that during the fourth quarter of 2012, we will close and replace this investment option.

  o Growth Portfolio: Capital appreciation.


Janus Aspen Series, advised by Janus Capital Management LLC

  o Worldwide Portfolio: Long-term growth.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
Advisors

  o LVIP Baron Growth Opportunities Fund: Capital appreciation.
     (Sub-advised by BAMCO, Inc.)

  o LVIP BlackRock inflation Protected Bond Fund: Maximize real return. (Sub-advised by BlackRock Financial Management)
     This fund will be available on or about May 14, 2012. Consult your financial advisor.

  o LVIP Cohen & Steers Global Real Estate Fund: Total return.
     (Sub-advised by Cohen & Steers Capital Management)

  o LVIP Delaware Bond Fund: Maximum current income.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Diversified Floating Rate Fund: Total return

  o LVIP Delaware Foundation Aggressive Allocation Fund: Long-term capital growth
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Foundation Conservative Allocation Fund: Current income and preservation of capital with capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Foundation Moderate Allocation Fund: Capital appreciation with current income.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Growth and Income Fund: Capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Social Awareness Fund: Capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Global Income Fund: Current income consistent with preservation of capital.
     (Sub-advised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

  o LVIP Janus Capital Appreciation Fund: Long-term growth of capital. (Sub-advised by Janus Capital Management LLC)

  o LVIP Mondrian International Value Fund: Long-term capital appreciation. (Sub-advised by Mondrian Investment Partners Limited)

  o LVIP SSgA Bond Index Fund: Replicate Barclays Capital U.S. Aggregate Bond Index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund: Long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Global Tactical Allocation Fund: Long-term growth of capital; a fund of funds.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA International Index Fund: Replicate broad market index of non-U.S. foreign securities.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA S&P 500 Index Fund: Replicate S&P 500 index.**
     This fund will be available on or about May 14, 2012. Consult your financial advisor.

  o LVIP SSgA Small-Cap Index Fund : Replicate Russell 2000 (Reg. TM) index. This fund will be available on or about May 14, 2012. Consult your financial advisor.

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund: Maximum capital appreciation.
     (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP Protected Profile 2010 Fund: Total return with emphasis on high current income; a fund of funds.

  o LVIP Protected Profile 2020 Fund: Total return with increased emphasis on capital preservation as target date approaches; a fund of funds.

  o LVIP Protected Profile 2030 Fund: Total return with increased emphasis on capital preservation as target date approaches; a fund of funds.

  o LVIP Protected Profile 2040 Fund: Total return with increased emphasis on capital preservation as target date approaches; a fund of funds.

  o LVIP Protected Profile 2050 Fund: Total return with increased emphasis on capital preservation as target date approaches; a fund of funds.

  o LVIP Protected Profile Conservative Fund: High current income and growth of capital; a fund of funds.
     (formerly LVIP Conservative Profile Fund)

  o LVIP Protected Profile Growth Fund: Balance between high current income and growth of capital; a fund of funds.
     (formerly LVIP Moderately Aggressive Profile Fund)

  o LVIP Protected Profile Moderate Fund: Balance between high current income and growth of capital; a fund of funds.
     (formerly LVIP Moderate Profile Fund)


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc. and subadvised by Neuberger Berman LLC.

  o Mid-Cap Growth Portfolio: Capital appreciation.
     It is currently anticipated that during the fourth quarter of 2012, we will close and replace this investment option.

  o Large Cap Value Portfolio: Long-term growth of capital.
     (formerly Partners Portfolio)

T. Rowe Price International Series, Inc., advised by T. Rowe Price International, Inc.

  o T. Rowe Price International Stock Portfolio: Long-term growth.

* Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.

** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500
   (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners or participants as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.

Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, systematic transfer, account sweep and portfolio rebalancing services);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Annual Contract Fee

During the accumulation period, we currently deduct $25 (or the balance of the participant's account, if less) per year from each participant's account value on the last business day of the month in which a participant anniversary occurs, to compensate us for administrative services provided. We also deduct the charge from a participant's account if the participant's account is totally withdrawn. The charge may be increased or decreased.


Surrender Charge for GVA I and GVA II*

Under GVA I and GVA II, a surrender charge applies (except as described below) to total or partial withdrawals of a participant's account balance during the accumulation period as follows:



                                     GVA II    GVA II
During Participation Year    GVA I    ERISA   Non-ERISA
--------------------------- ------- -------- ----------
  1-5......................   5%      6%         6%
  6........................   5%      3%         6%
  7........................   4%      3%         6%
  8........................   3%      3%         6%
  9........................   2%      3%         6%
  10.......................   1%      3%         6%
  11-15....................   0%      1%         6%
  16.......................   0%      0%         6%

* There is no surrender charge taken on withdrawals from GVA III.

The surrender charge is imposed on the gross withdrawal amount, and is deducted from the subaccounts and the fixed account in proportion to the amount withdrawn from each. We do not impose a surrender charge on death benefits, or on acount balances converted to an annuity payout option. For any participant, the surrender charge will never exceed 8.5% of the cumulative contributions to the participant's account.

Fixed Account Withdrawal/Transfer Limits for GVA III

GVA III has no surrender charges, but under GVA III, special limits apply to withdrawals and transfers from the fixed account. During any one calendar year a participant may make one withdrawal from the fixed account, or one transfer to the VAA from the fixed account, of up to 20% of their fixed account balance.


Participants who want to liquidate their entire fixed account balance or transfer it to the VAA, however, may make one withdrawal or transfer request from their fixed account in each of five consecutive calendar years according to the following percentages:



                                Percentage of Fixed
                                 Account Available
Year Request Received by LNY       Under GVA III
------------------------------ --------------------
  1...........................            20%
  2...........................            25%
  3...........................         33.33%
  4...........................            50%
  5...........................           100%

Each consecutive withdrawal or transfer may not be made more frequently than twelve months apart. This liquidation schedule is also subject to the same conditions as other withdrawals and transfers. We reserve the right to prohibit any additional contributions by a participant that notifies us of their intention to liquidate their fixed account balance and stop contributions to the contract.


Waiver of Surrender Charges and Fixed Account Withdrawal/Transfer Limits

Under certain conditions, a participant may withdraw part or all of his or her fixed account balance without incurring a surrender charge under GVA I or GVA II, or without being subject to the fixed account withdrawal/transfer limits under GVA III. We must receive reasonable proof of the condition with the withdrawal request. The chart below shows the standard conditions provided by GVA I, GVA II, and GVA III, as well as optional conditions the contractowner may or may not make available under the contracts:



           Standard conditions
           -------------------------------------------------------------------
GVA I      o the participant has attained age 591/2
           o the participant has died
           o the participant has incurred a disability (as defined under the contract)
           o the participant has separated from service with their employer
           -------------------------------------------------------------------
 GVA II    o the participant has attained age 591/2
           o the participant has died
           o the participant has incurred a disability (as defined under the contract)
           o the participant has separated from service with their employer and is at least 55 years of age
           -------------------------------------------------------------------
 GVA III   o the participant has attained age 591/2
           o the participant has died
           o the participant has incurred a disability (as defined under the contract)
           o the participant has separated from service with their employer
           o the participant is experiencing financial hardship*



           Optional conditions
           -----------------------------------------------------------------
GVA I      o the participant has separated from service with their employer and is at least 55 years of age
           o the participant is experiencing financial hardship


           -----------------------------------------------------------------
 GVA II    o the participant has separated from service with their employer
           o the participant is experiencing financial hardship


           -----------------------------------------------------------------
 GVA III   o the participant has separated from service with their employer and is at least 55 years of age






* A GVA III contractowner has the option not to include the financial hardship condition.


Under GVA I and GVA II, a contractowner may also elect an optional contract provision that permits participants to make a withdrawal once each contract year of up to 20% of the participant's account balance without a surrender charge.

A contractowner choosing one or more of the optional provisions may receive a different declared interest rate on the fixed account than will holders of contract without these provisions.


Deductions from the VAA for GVA I, II & III for Assumption of Mortality and Expense Risks


Account L separate account expenses for GVA I, II & III subaccounts (as a percentage of average daily net assets in the subaccounts):



Mortality and expense risk charge:   1.00%

This maximum level of mortality and expense risk charge is guaranteed not to increase. It is assessed during the accumulation period and during the annuity period, even though during the annuity period, we bear no mortality risk on annuity options that do not have life contingencies.

If the mortality and expense risk charge proves insufficient to cover underwriting and administrative costs in excess of the charges made for the administrative expenses, we will absorb the loss. However, if the amount deducted proves more than sufficient, we will keep the profit.


Special Arrangements

The surrender and account charges, described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and/or the interest rate declared on the fixed account may be enhanced for certain contracts. Such reductions, eliminations or enhancements may be available where LNY's administrative and/or distribution costs or expenses are anticipated to be lower due to, for example, the terms of the contract, the duration or stability of the plan or contract; economies due to the size of the plan, the number of certain characteristics of participants, or the amount or frequency of contributions anticipated; or other support provided by the contractowner or the plan. In addition, the group contractowner or the plan may pay the annual administration charge on behalf of the participants under a contract or by election impose this charge only on particpants with account balances in the VAA. LNY will enhance the fixed interest crediting rate and reduce or eliminate fees, charges, or rates in accordance with LNY's eligibility criteria in effect at the time a contract is issued, or in certain cases, after a contract has been held for a period of time. LNY may, from time to time, modify both the amounts of reductions or enhancements and the criteria for qualification. Reductions, enhancements, or waivers will not be unfairly discriminatory against any person, including participants under other contracts issued through the VAA.

Fees, charges and rates under the contracts, including charges for premium taxes; loan rates of interest; and the availability of certain free withdrawals, may be subject to variation based on state insurance regulation.

The contractowner and participant should read the contract carefully to determine whether any variations apply in the state in which the contract is issued. The exact amount for all fees, charges, and rates applicable to a particular contract will be stated in that contract.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the account value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%. Currently, there is no premium tax imposed for New York residents.


Other Charges and Deductions

The mortality and expense risk charge of 1.00% of the contract value will be assessed on all variable annuity payouts, including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the serices will exceed our revenues from contract charges.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.



The Contracts

Purchase of the Contracts
A prospective contractowner wishing to purchase a contract must apply for it through one of our authorized sales representatives. The completed application is sent to us and we decide whether we can accept it based on our underwriting guidelines. Once the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to the contractowner through its sales representative. For plans that have allocated rights to the participant, we will issue to each participant a separate active life certificate that describes the basic provisions of the contract.


Initial Contributions

When we receive a complete enrollment form and all other information necessary for processing a contribution, we will price the initial contribution for a participant to his or her account no later than two business days after we receive the contribution. If we receive contribution amounts with incomplete or no allocation instructions, we will notify the contractowner and direct contribution amounts to the pending allocation account. The pending allocation account invests in Fidelity (Reg. TM) VIP Money Market Portfolio, which is not available as an investment option under the contract. We do not impose the mortality and expense risk charge or the annual administration charge on the pending allocation account. The participant's participation date will be the date we deposited the participant's contribution into the pending allocation account.

We will transfer the account value from the pending allocation account in accordance with allocation percentages elected on properly completed allocation instructions within two valuation dates of receipt of such instructions, and allocate all future contributions in accordance with these percentages until we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund account value in the pending allocation account within 105 days of the initial contribution.

Participants may not allocate contributions to, make transfer to or from, take loans from, or make withdrawals from the pending allocation account, except as set forth in the contract.


Contributions

Contractowners generally forward contributions to us for investment. Depending on the plan, the contributions may consist of salary reduction contributions, employer contributions or post-tax contributions.

Contributions may accumulate on either a guaranteed or variable basis selected from those subaccounts made available by the contractowner.

Contributions made on behalf of participants may be in any amount unless there is a minimum amount set by the contractowner or plan. A contract may require the contractowner to contribute a minimum annual amount on behalf of all participants. Annual contributions under qualified plans may be subject to maximum limits imposed by the tax code. Annual contributions under non-qualified plans may be limited by the terms of the contract.

Subject to any restrictions imposed by the plan or the tax code, we will accept transfers from other contracts and qualified rollover contributions.

Contributions must be in U.S. funds, and all withdrawals and distributions under the contract will be in U.S. funds. If a bank or other financial institution does not honor the check or other payment method used for a contribution, we will treat the contribution as invalid. All allocation and subsequent transfers resulting from the invalid contributions will be reversed and the party responsible for the invalid contribution must reimburse us for any losses or expenses resulting from the invalid contribution.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Participant's Surrender charges may be imposed on your existing contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Contributions

The contractowner forwards contributions to us, specifying the amount being contributed on behalf of each participant and allocation information in accordance with our procedures. Contributions are placed into the VAA's subaccounts, each of which invests in shares of a fund, and/or the fixed account, according to written participant instructions and subject to the plan. The contribution allocation percentage to the subaccount's or the fixed account must be in any whole percent.

If we receive your purchase payment from you or your broker-dealer in good order at our Servicing Office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.

The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.

Subject to the terms of the plan, a participant may change the allocation of contributions by notifying us in writing or by telephone in accordance with our published procedures. The change is effective for all contributions received concurrently with the allocation change form and for all future contributions, unless the participant specifies a later date. Changes in the allocation of future contributions have no effect on amounts a participant may have already contributed. Such amounts, however, may be transferred between subaccount and the fixed account pursuant to the requirements described in Transfers on or before the Annuity Commencement Date. Allocation of employer contributions may be restricted by the applicable plan.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period. These liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period.

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

Subject to the terms of a plan, a participant may transfer all or a portion of the participant's account balance from one subaccount to another, and between the VAA and the fixed account. Under GVA III transfers from the fixed account are subject to special limits. See - Fixed account withdrawals/transfer limits for GVA III.

A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. There is no charge for a transfer. We do not limit the number of transfers except as described under - Charges and other deductions-Fixed account withdrawal/transfer limits for GVA III.

A transfer request may be made to us using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the participant a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the participant on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our servicing Office.

Requests for transfers will be processed on the valuation date that they are received in good order in our customer service center before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request received in good order at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

When thinking about a transfer of contract value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.

Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our participants and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other participants or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, participants and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual participants, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific participants who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our participants) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from participants engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by participants within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of participants who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same participant if that participant has been identified as a market timer. For each participant, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a participant has been identified as a "market timer" under our Market Timing Procedures, we will notify the participant in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the calendar year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a participant that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that participant even if we cannot identify, in the particular circumstances, any harmful effect from that participant's particular transfers.

Participants seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of participants determined to be engaged in such transfer activity that may adversely affect other participants or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all participants. An exception for any participant will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all participants or as applicable to all participants investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

We do not permit transfers of a participant's account balance after the annuity commencement date.


Additional Services

There are four additional services available to you: dollar-cost averaging, systematic transfer (GVA III only), account sweep and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the applicable election form.

Dollar-cost averaging allows you to transfer a designated amount from certain subaccounts, or the fixed side of the contract, into one or more subaccounts on a monthly basis for 1, 2 or 3 years.

The systematic transfer service allows you to fully liquidate your fixed account balance over four years and transfer the amounts into one or more of the subaccounts. This service is only available for GVA III participants.

The account sweep service allows you to keep a designated amount in one subaccount or the fixed account, and automatically transfer the excess to other subaccounts of your choice.

Portofolio rebalancing is an option that restores to a pre-determined level the percentage of account value allocated to each subaccount or the fixed account. The rebalancing may take place quarterly, semi-annually or annually.


Death Benefit Before the Annuity Commencement Date

The payment of death benefits is governed by the applicable plan and the tax code. In addition, no payment of death benefits provided upon the death of the participant will be allowed that does not satisfy the requirements of code section 72(s) or section 401(a)(9) of the tax code. The participant may designate a beneficiary during the participant's lifetime and change the beneficiary by filing a written request with us. Each change of beneficiary revokes any previous designation.

If the participant dies before the annuity commencement date, the death benefit paid to the participant's designated beneficiary will be the greater of: (1) the net contributions; or (2) the participant's account balance less any outstanding loan (including principal due and accrued interest), provided that, if we are not notified of the participant's death within six months of such death, we pay the beneficiary the amount in (2).

We determine the value of the death benefit as of the date on which the death claim is approved for payment. This payment will occur when we receive (1) proof, satisfactory to us, of the death of the participant; (2) written authorization for payment; and (3) all required claim forms, fully completed.

If a death benefit is payable, the beneficiary may elect to receive payment of the death benefit either in the form of a lump sum settlement or an annuity payout, or as a combination of these two. If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regulations governing payment of death benefits. If no election is made within 60 days after we receive satisfactory notice of the participant's death, we will pay a lump sum settlement to the beneficiary at that time. This payment may be postponed as permitted by the 1940 Act.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg.
TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the death benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account.

There are no monthly fees. The recipient will be charged a fee for a stop payment or if a check is returned for insufficient funds.

Payment will be made in accordance with applicable laws and regulations governing payment of death benefits.

Under qualified contracts, if the beneficiary is someone other than the spouse of the deceased participant, the tax code provides that the beneficiary may not elect an annuity which would commence later than December 31st of the calendar year following the calendar year of the participant's death. If a non-spousal beneficiary elects to receive payment in a single lump sum, the tax code provides that such payment must be received no later than December 31st of the fourth calendar year following the calendar year of the participant's death.

If the beneficiary is the surviving spouse of the deceased participant, distributions generally are not required under the tax code to begin earlier than December 31st of the calendar year in which the participant would have attained age 70. If the surviving spouse dies before the date distributions commence, then, for purposes of determining the date distributions to the beneficiary must commence, the date of death of the surviving spouse is substituted for the date of death of the participant.

Other rules apply to non-qualified annuities. See "Federal Tax Matters."

If there is no living named beneficiary on file with us at the time of a participant's death and unless the plan directs otherwise, we will pay the death benefit to the participant's estate in the form of a lump sum payment, upon receipt of satisfactory proof of the participant's death, but only if we receive proof of death no later than the end of the fourth calendar year following the year of the participant's death. In such case, the value of the death benefit will be determined as of the end of the valuation period during which we receive due proof of death, and the lump sum death benefit generally will be paid within seven days of that date.


Withdrawals

Before the annuity commencement date and subject to the terms of the plan, withdrawals may be made from the subaccounts or the fixed account of all or part of the participant's account balance remaining after deductions for any applicable (1) surrender charge; (2) annual administration charge (imposed on total withdrawals), (3) premium taxes, and (4) outstanding loan.

Converting all or part of the account balance or death benefit to an annuity payout is not considered a withdrawal.

Under GVA III, special limits apply to withdrawals from the fixed account. See "Charges and Other Deductions- Fixed Account Withdrawal/Transfer Limits for GVA III."

The account balance available for withdrawal is determined at the end of the valuation period during which we receive the withdrawal request on an approved Lincoln distribution request form (available from the Home Office). If we receive a surrender or withdrawal request placed at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total participant account balance. Unless prohibited, withdrawal payments will be mailed within seven days after we receive a valid written request. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with withdrawals of account value. See "Charges and Other Deductions."

The tax consequences of a withdrawal are discussed later in this booklet. See "Federal Tax Matters."

Total Withdrawals. Only participants with no outstanding loans can make a total withdrawal. A total withdrawal of a participant's account will occur when (a) the participant or contractowner requests the liquidation of the participant's entire account balance, or (b) the amount requested plus any surrender charge results in a remaining participant account balance of an amount less than or equal to the annual administration charge, in which case we treat the request as a request for liquidation of the participant's entire account balance.

Any active life certificate must be surrendered to us when a total withdrawal occurs. If the contractowner resumes contributions on behalf of a participant after a total withdrawal, the participant will receive a new participation date and active life certificate.

Partial Withdrawals. A partial withdrawal of a participant's account balance will occur when less than a total withdrawal is made from a participant's account.

Systematic Withdrawal Option. Participants who are at least age 591/2, are separated from service from their employer, or are disabled, and certain spousal beneficiaries and alternate payees who are former spouses, may be eligible for a Systematic Withdrawal Option ("SWO") under the contract. Payments are made only from the fixed account. Under the SWO a participant may elect to withdraw either a monthly amount which is an approximation of the interest earned between each payment period based upon the interest rate in effect at the beginning of each respective payment period, or a flat dollar amount withdrawn on a periodic basis. A participant must have a vested pre-tax account balance of at least $10,000 in the fixed account in order to select the SWO. A participant may transfer amounts from the VAA to the fixed account in order to support SWO payments. These transfers, however, are subject to the transfer restrictions imposed by any applicable plan. A one-time fee of up to $30 will be charged to set up the SWO. This charge is waived for total vested pre-tax account balances of $25,000 or more. More information about SWO, including applicable fees and charges, is available in the contracts and active life certificates and from us.

Required Minimum Distribution Program. Under certain contracts participants who are at least age 701/2 may ask us to calculate and pay to them the minimum annual distribution required by Sections 401(a)(9), 403(b)(10) or 408 of the tax code. The participant must complete the forms we require to elect this option. We will base our calculation solely on the participant's account value with us. Participants who select this option are responsible for determining the minimum distributions amount applicable to their non-LNY contracts.

Withdrawal Restrictions. Withdrawals under Section 403(b) contracts are subject to the limitations under Section 403(b)(11) of the tax code and regulations thereof and in any applicable plan document. That section provides that withdrawals of salary reduction contributions deposited and earnings credited on any salary reduction contributions after December 31, 1988, can only be made if the participant has (1) died; (2) become disabled; (3) attained age 591/2;
(4) separated from service; or (5) incurred a hardship. If amounts accumulated in a Section 403(b)(7) custodial account are deposited in a contract, these amounts will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction contributions under the contracts. For more information on these provisions see "Federal Tax Matters."

Withdrawal requests for a participant under Section 401(a) plans and plans subject to Title I of ERISA must be authorized by the contractowner on behalf of a participant. All withdrawal requests will require the contractowner's written authorization and written documentation specifying the portion of the participant's account balance which is available for distribution to the participant.

For withdrawal requests (other than transfers to other investment vehicles) by participants under plans not subject to Title I of ERISA and non-401(a) plans, the participant must certify to us that one of the permitted distribution events listed in the tax code has occurred (and provide supporting information, if requested) and that we may rely on this representation in granting the withdrawal request. See "Federal Tax Matters." A participant should consult his or her tax adviser as well as review the provisions of their plan before requesting a withdrawal. A plan and applicable law may contain additional withdrawal or transfer restrictions. Withdrawals may have Federal tax consequences. In addition, early withdrawals, as defined under Section 72(q) and 72(t) of the tax code, may be subject to a 10% excise tax.

As of January 17, 2012, we will no longer offer SecureLine (Reg. TM) for withdrawals or surrenders. SecureLine (Reg. TM) is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine (Reg. TM) for death benefit proceeds. Please see the General Death Benefit Information section in this prospectus for more information about SecureLine (Reg. TM).


Loans

If the plan permits loans, then during the participant's accumulation period, the participant may apply for a loan by completing a loan application that we provide. The participant's account balance in the fixed account secures the loan. Loans are subject to restrictions imposed by the IRC, Title I of the Employee Retirement Income Security Act of 1974 (ERISA), and the participant's plan. For plans subject to the IRC and Title I of ERISA, the initial amount of a participant loan cannot exceed the lesser of 50% of the participant's vested account balance in the fixed account or $50,000 and, pursuant to the terms of the contract, must be at least $1,000. For plans subject to the IRC, but not subject to Title I of ERISA, a participant is subject to the same $50,000 maximum, but may borrow up to $10,000 of his or her vested account balance even if that would be greater than 50% of his or her vested account balance. A participant may have only one loan outstanding at a time and may not take more than one loan in any six-month period. Amounts serving as collateral for the loan are not subject to the minimum interest rate under the contract and will accrue interest at a rate below the loan interest rate provided in the contract. More information about loan and loan interest rates is provided in the contract, the active life certificates, and the annuity loan agreement, and is also available from us.


22
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Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

We may delay payment from the fixed account for up to six months. During this period, we will continue to credit the current declared interest rate to a participant's account in the fixed account.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).


Ownership

Contractowners have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Qualified contracts and active life certificates may not be assigned or transferred except as permitted by ERISA and on written notification to us. In addition, a participant, beneficiary, or annuitant may not, unless permitted by law, assign or encumber any payment due under the contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln New York. This prospectus provides a general description of the material features of the contract. Questions about your contract should be directed to us at 1-800-341-0441.


Annuity Payouts

As permitted by the plan, the participant, or the beneficiary of a deceased participant, may elect to convert all or part of the participant's account balance or the death benefit to any annuity payout. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the participant's account balance or the beneficiary's death benefit is less than $2,000 or if the amount of the first payout is less than $20, we have the right to cancel the annuity and pay the participant or beneficiary the entire amount in a lump sum.

We may maintain variable annuity payouts in the VAA, or in another separate account of LNY (variable payout division). We do not impose a charge when the annuity conversion amount is applied to a variable payout division to provide an annuity payout option. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as described in this prospectus. The selection of funds available through a variable payout division may be different from the funds available through the VAA. If we will maintain a participant's variable annuity payout in a variable payout division, we will provide a prospectus for the variable payout division before the Annuity Commencement Date.


Annuity Options

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner (or participant in an allocated contract).


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Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Non-Life Annuities. Annuity payouts are guaranteed monthly for the selected number of years. While there is no right to make any total or partial withdrawals during the annuity period, an annuitant or beneficiary who has selected this annuity option as a variable annuity may request at any time during the payout period that the present value of any remaining installments be paid in one lump sum. This lump sum payout will be treated as a total withdrawal during the accumulation period and may be subject to a surrender charge. See - Charges and Other Deductions and Federal Tax Matters.

General Information

Under the options listed above, you may not make withdrawals. Other options may be made available by us. Annuity payout options are only available if consistent with the contract, the plan, the tax code, and ERISA. The mortality and expense risk charge will be assessed on all variable annuity payments, including options that do not have a life contingency and therefore no mortality risk.

Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to the beneficiary as payouts become due.


Annuity Payout Calculation

Fixed annuity payouts are determined by dividing the participant's annuity conversion amount in the fixed account as of the initial annuity payout calculation date by the applicable annuity conversion factor (in the contract) for the annuity payout option selected.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The participant's annuity conversion amount in the VAA as of the innitial annuity payout calculation date;
 o The annuity conversion factor contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the retired life certificate with a specific number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We assume an investment return of a specified percentage per year, as applied to the applicable mortality table. The amount of each annuity payout after the initial pay-out will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payouts will decrease. There is a more complete explanation of this calculation in the SAI.



Distribution of the Contracts
Lincoln Financial Distributors ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln New York and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts and prizes, office space and equipment, seminars and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.


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

Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 3.50% of purchase payments. LFN may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 1.18% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves.

Lincoln New York also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 3.50% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 1.18% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers.

Lincoln New York may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2011 is contained in the Statement of Additional Information (SAI).

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.


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Qualified Retirement Plans

We designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans may include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

If your contract was issued pursuant to a 403(b) plan, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that contributions (purchase payments), as well as surrenders, loans or transfers you request, comply with applicable tax requirements and to decline purchase payments or requests that are not in compliance. We will defer crediting purchase payments we receive or processing payments you request until all information required under the tax law has been received. By directing purchase payments to the contract or requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Also, for 403(b) contracts issued on or after January 1, 2009, amounts attributable to employer contributions are subject to restrictions on withdrawals specified in your employer's 403(b) plan, in order to comply with new tax regulations (previously, only amounts attributable to your salary-reduction contributions were subject to withdrawal restrictions). Amounts transferred to a 403(b) contract from other 403(b) contracts or accounts must generally be subject to the same restrictions on withdrawals applicable under the prior contract or account.

Tax Deferral on Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Investments in the VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Minimum annual distributions are required under most qualified plans once you reach a certain age, typically age 701/2, as described below.
 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.

Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required Minimum Distributions (RMDs)

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced death benefit, Lincoln SmartSecurity (Reg. TM) Advantage, or other benefit, if any, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications.

Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.

Taxation of Death Benefits

                                                                              27
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We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your beneficiaries. If your spouse is your beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions. The Pension Protection Act of 2006 ("PPA") permits non-spouse beneficiary rollovers to an "inherited IRA" (effective January 1, 2007).

Transfers and Direct Rollovers

As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The PPA permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distribution after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Nonqualified Annuity Contracts

A nonqualified annuity is a contract not issued in connection with an IRA or a qualified retirement plan receiving special tax treatment under the tax code. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.


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

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Participants under Sections 403(b), 408 and certain non-qualified plans will receive an active life certificate. Within the free-look period (ten days) after the participant receives the active life certificate, the participant may cancel it for any reason by giving us written notice. The postmark date of the notice is the date of notice for these purposes. An active life certificate canceled under this provision will be void. With respect to the fixed side of the contract, we will return the participant's contributions less withdrawals made on behalf of the participant. With respect to the VAA, we will return the greater of the participant's contributions less withdrawals made on behalf of the participant, or the participant's account balance in the VAA on the date we receive the written notice. No surrender charge applies.


State Regulation

As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance. Our books and accounts are subject to review and examination by the New York State Department of Financial Services at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Servicing Office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.


Other Information

Contract Deactivation. Under certain contracts, we may deactivate a contract by prohibiting new contributions and/or new participants after the date of deactivation. We will give the contractowner and participants at least ninety
(90) days notice of the deactivation date.


Legal Proceedings

In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.

Contents of the Statement of Additional Information (SAI) for Lincoln Life & Annuity Company of New York (Lincoln New York or Company) Variable Annuity Account L


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
More About the S&P 500 Index
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.










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                     Variable Annuity Contracts I, II & III









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Mail to Lincoln Life & Annuity Co. of New York, P. O. Box 2340, Fort Wayne, IN
46808.

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds available on the periods ended December 31. It should be read along with the VAA's financial statements and notes which are all included in the SAI. The methodology of determining accumulation unit values may be found in the prospectus (see The Contracts - Valuation of Accumulation Units).



             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
AllianceBernstein VPS Global Thematic Growth
2002  .          5.235        3.016          146
2003  .          3.016        4.294          337
2004  .          4.294        4.467          282
2005  .          4.467        4.584          307
2006  .          4.584        4.919          282
2007  .          4.919        5.839          361
2008  .          5.839        3.037          404
2009  .          3.037        4.604          427
2010  .          4.604        5.405          349
2011  .          5.405        4.099          437
---------        -----        -----          ---
AllianceBernstein VPS Growth and Income
2004  .         10.317       11.133            5
2005  .         11.133       11.529           18
2006  .         11.529       13.352           25
2007  .         13.352       13.862           34
2008  .         13.862        8.138           48
2009  .          8.138        9.696           42
2010  .          9.696       10.829           55
2011  .         10.829       11.372           58
---------       ------       ------          ---
AllianceBernstein VPS Growth
2002  .          6.607        4.692           28
2003  .          4.692        6.258           66
2004  .          6.258        7.096          104
2005  .          7.096        7.842           85
2006  .          7.842        7.668           89
2007  .          7.668        8.553          102
2008  .          8.553        4.861           85
2009  .          4.861        6.394           86
2010  .          6.394        7.267           99
2011  .          7.267        7.265          102
---------       ------       ------          ---
American Century VP Balanced Fund
2002  .         21.323       19.093          454
2003  .         19.093       22.582          465
2004  .         22.582       24.544          483
2005  .         24.544       25.499          453
2006  .         25.499       27.673          419
2007  .         27.673       28.750          383
2008  .         28.750       22.677          353
2009  .         22.677       25.927          330
2010  .         25.927       28.656          325
2011  .         28.656       29.883          313
---------       ------       ------          ---
American Century VP Inflation Protection
2009  .         10.378       10.612            3
2010  .         10.612       11.070           11
2011  .         11.070       12.285           41
---------       ------       ------          ---
American Funds Global Growth Fund
2004  .         10.215       11.311           11
2005  .         11.311       12.774           44
2006  .         12.774       15.230          111
2007  .         15.230       17.318          180
2008  .         17.318       10.564          193
2009  .         10.564       14.883          199
2010  .         14.883       16.465          194
2011  .         16.465       14.853          188
---------       ------       ------          ---

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
American Funds Growth Fund
2002  .          7.285        5.449           415
2003  .          5.449        7.380           693
2004  .          7.380        8.220           849
2005  .          8.220        9.456         1,000
2006  .          9.456       10.318         1,236
2007  .         10.318       11.477         1,334
2008  .         11.477        6.367         1,422
2009  .          6.367        8.787         1,402
2010  .          8.787       10.325         1,444
2011  .         10.325        9.785         1,473
---------       ------       ------         -----
American Funds Growth-Income Fund
2004  .         10.000       10.978            31
2005  .         10.978       11.502            96
2006  .         11.502       13.119           191
2007  .         13.119       13.644           300
2008  .         13.644        8.395           309
2009  .          8.395       10.908           353
2010  .         10.908       12.034           383
2011  .         12.034       11.696           398
---------       ------       ------         -----
American Funds International Fund
2002  .          6.807        5.739            50
2003  .          5.739        7.662            97
2004  .          7.662        9.051           190
2005  .          9.051       10.888           336
2006  .         10.888       12.825           443
2007  .         12.825       15.240           533
2008  .         15.240        8.733           537
2009  .          8.733       12.370           511
2010  .         12.370       13.132           505
2011  .         13.132       11.186           495
---------       ------       ------         -----
Blackrock Global Allocation VI
2009  .         10.985       11.400             3
2010  .         11.400       12.421            11
2011  .         12.421       11.868            26
---------       ------       ------         -----
Delaware VIP (Reg. TM) Diversified Income Series
2004  .         10.208       10.935             7
2005  .         10.935       10.778            25
2006  .         10.778       11.516            33
2007  .         11.516       12.271            59
2008  .         12.271       11.597            83
2009  .         11.597       14.577           102
2010  .         14.577       15.595           111
2011  .         15.595       16.427           136
---------       ------       ------         -----
Delaware VIP (Reg. TM) High Yield Series
2005  .         10.114       10.273             7
2006  .         10.273       11.437            20
2007  .         11.437       11.640            48
2008  .         11.640        8.738            49
2009  .          8.738       12.888            86
2010  .         12.888       14.715            98
2011  .         14.715       14.915            86
---------       ------       ------         -----
Delaware VIP (Reg. TM) REIT Series
2002  .         11.371       11.750           222
2003  .         11.750       15.557           278
2004  .         15.557       20.191           425
2005  .         20.191       21.361           365
2006  .         21.361       27.984           428
2007  .         27.984       23.777           334
2008  .         23.777       15.234           296
2009  .         15.234       18.588           296
2010  .         18.588       23.299           322
2011  .         23.299       25.517           315
---------       ------       ------         -----

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
Delaware VIP (Reg. TM) Small Cap Value Series
2004  .         10.306       12.117            48
2005  .         12.117       13.094           155
2006  .         13.094       15.023           224
2007  .         15.023       13.856           194
2008  .         13.856        9.593           216
2009  .          9.593       12.496           221
2010  .         12.496       16.320           258
2011  .         16.320       15.901           262
---------       ------       ------           ---
Delaware VIP (Reg. TM) Smid Cap Growth(4)
2002  .          6.513        5.154            45
2003  .          5.154        6.879            74
2004  .          6.879        7.649           122
2005  .          7.649        7.998           116
2006  .          7.998        8.499           139
2007  .          8.499        9.295           146
2008  .          9.295        4.890           125
2009  .          4.890        7.474           119
2010  .          8.929       10.114           152
2011  .         10.114       10.805           176
---------       ------       ------           ---
Dreyfus Index Fund*
2002  .         35.304       27.136         1,124
2003  .         27.136       34.487         1,167
2004  .         34.487       37.777         1,154
2005  .         37.777       39.156         1,062
2006  .         39.156       44.774           928
2007  .         44.774       46.658           857
2008  .         46.658       29.036           780
2009  .         29.036       36.318           719
2010  .         36.318       41.292           681
2011  .         41.292       41.648           648
---------       ------       ------         -----
Dreyfus Opportunistic Small Cap
2002  .         21.430       17.159         1,081
2003  .         17.159       22.372         1,106
2004  .         22.372       24.662         1,061
2005  .         24.662       25.832           943
2006  .         25.832       26.540           800
2007  .         26.540       23.370           689
2008  .         23.370       14.439           634
2009  .         14.439       18.017           586
2010  .         18.017       23.395           570
2011  .         23.395       19.955           549
---------       ------       ------         -----
DWS VIP Alternative Asset Allocation Plus
2009  .          9.796       11.246             2
2010  .         11.246       12.522             6
2011  .         12.522       12.042             8
---------       ------       ------         -----
DWS VIP Equity 500 Index
2004  .         10.199       11.100            21
2005  .         11.100       11.503            81
2006  .         11.503       13.156           137
2007  .         13.156       13.715           116
2008  .         13.715        8.534           134
2009  .          8.534       10.673           147
2010  .         10.673       12.121           165
2011  .         12.121       12.220           174
---------       ------       ------         -----

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
DWS VIP Small Cap Index
2004  .         10.289       11.788           19
2005  .         11.788       12.168           27
2006  .         12.168       14.155           76
2007  .         14.155       13.748           90
2008  .         13.748        8.966          101
2009  .          8.966       11.236          104
2010  .         11.236       14.060          111
2011  .         14.060       13.306          108
---------       ------       ------          ---
Fidelity (Reg. TM) VIP Asset Manager Portfolio
2002  .         23.289       21.045         1,221
2003  .         21.045       24.581         1,193
2004  .         24.581       25.668         1,137
2005  .         25.668       26.440         1,040
2006  .         26.440       28.092          935
2007  .         28.092       32.125          847
2008  .         32.125       22.671          774
2009  .         22.671       28.980          697
2010  .         28.980       32.785          692
2011  .         32.785       31.627          664
---------       ------       ------         -----
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2002  .          8.157        7.300           86
2003  .          7.300        9.265          187
2004  .          9.265       10.564          220
2005  .         10.564       12.199          470
2006  .         12.199       13.459          583
2007  .         13.459       15.630          604
2008  .         15.630        8.868          640
2009  .          8.868       11.894          662
2010  .         11.894       13.769          712
2011  .         13.769       13.253          727
---------       ------       ------         -----
Fidelity (Reg. TM) VIP Equity-Income Portfolio
2002  .         23.485       19.311         1,058
2003  .         19.311       24.917         1,102
2004  .         24.917       27.514         1,096
2005  .         27.514       28.838          991
2006  .         28.838       34.316          963
2007  .         34.316       34.495          949
2008  .         34.495       19.584          870
2009  .         19.584       25.247          822
2010  .         25.247       28.782          798
2011  .         28.782       28.772          783
---------       ------       ------         -----
Fidelity (Reg. TM) VIP Growth Portfolio
2002  .         38.252       26.470         1,946
2003  .         26.470       34.815         1,952
2004  .         34.815       35.633         1,817
2005  .         35.633       37.324         1,567
2006  .         37.324       39.484         1,361
2007  .         39.484       49.632         1,253
2008  .         49.632       25.960         1,129
2009  .         25.960       32.972         1,058
2010  .         32.972       40.536         1,025
2011  .         40.536       40.213          973
---------       ------       ------         -----
Fidelity (Reg. TM) VIP Money Market Portfolio (Pending
Allocation Account)
2002  .         14.608       14.857            1(1)
2003  .         14.857       15.005            1(1)
2004  .         15.005       15.186            1(1)
2005  .         15.186       15.647            1(1)
2006  .         15.647       16.411            1(1)
2007  .         16.411       17.266            9
2008  .         17.266       17.788            1(1)
2009  .         17.788       17.916            1(1)
2010  .         17.916       17.959            4
2011  .         17.959       17.979            3
---------       ------       ------         ------

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
Janus Aspen Series Worldwide
2002  .         13.070        9.640         798
2003  .          9.640       11.833         819
2004  .         11.833       12.276         782
2005  .         12.276       12.866         678
2006  .         12.866       15.057         587
2007  .         15.057       16.342         561
2008  .         16.342        8.954         519
2009  .          8.954       12.206         507
2010  .         12.206       13.999         489
2011  .         13.999       11.955         490
---------       ------       ------         ---
LVIP Baron Growth Opportunities(2)
2002  .         19.053       16.185         380
2003  .         16.185       20.834         374
2004  .         20.834       25.915         456
2005  .         25.915       26.520         405
2006  .         26.520       30.332         388
2007  .         30.332       31.057         393
2008  .         31.057       18.714         356
2009  .         18.714       25.629         361
2010  .         25.629       32.069         358
2011  .         32.069       33.027         363
---------       ------       ------         ---
LVIP Cohen & Steers Global Real Estate
2007  .          9.805        8.265           3
2008  .          8.265        4.743           5
2009  .          4.743        6.472           7
2010  .          6.472        7.559          15
2011  .          7.559        6.835          16
---------       ------       ------         ---
LVIP Delaware Bond
2004  .         10.014       10.551          44
2005  .         10.551       10.722         100
2006  .         10.722       11.115         123
2007  .         11.115       11.604         148
2008  .         11.604       11.153         219
2009  .         11.153       13.129         215
2010  .         13.129       14.101         225
2011  .         14.101       15.028         231
---------       ------       ------         ---
LVIP Delaware Diversified Floating Rate
2011  .          9.984        9.764           1(1)
---------       ------       ------         -----
LVIP Delaware Foundation Aggressive Allocation
2009  .         11.463       11.989           1(1)
2010  .         11.989       13.348           1(1)
2011  .         13.348       12.946           3
---------       ------       ------         -----
LVIP Delaware Foundation Conservative Allocation(3)
2004  .         10.099       11.013           6
2005  .         11.013       11.397          13
2006  .         11.397       12.476          15
2007  .         12.476       12.918          31
2008  .         12.918        9.342          35
2009  .          9.342       11.362          33
2010  .         11.362       12.422          35
2011  .         12.422       12.573          34
---------       ------       ------         -----
LVIP Delaware Foundation Moderate Allocation
2009  .         10.066       11.800           1(1)
2010  .         11.800       12.970           1(1)
2011  .         12.970       12.874           2
---------       ------       ------         -----

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
LVIP Delaware Growth and Income
2002  .          7.954        6.138          91
2003  .          6.138        7.883         170
2004  .          7.883        8.741         230
2005  .          8.741        9.133         329
2006  .          9.133       10.160         263
2007  .         10.160       10.675         302
2008  .         10.675        6.788         281
2009  .          6.788        8.379         260
2010  .          8.379        9.369         276
2011  .          9.369        9.387         264
---------       ------       ------         ---
LVIP Delaware Social Awareness
2002  .         11.884        9.163         238
2003  .          9.163       11.963         254
2004  .         11.963       13.348         263
2005  .         13.348       14.805         273
2006  .         14.805       16.462         253
2007  .         16.462       16.781         253
2008  .         16.781       10.897         260
2009  .         10.897       14.025         251
2010  .         14.025       15.492         249
2011  .         15.492       15.436         263
---------       ------       ------         ---
LVIP Global Income
2009  .         10.520       10.867           4
2010  .         10.867       11.800           7
2011  .         11.800       11.810          12
---------       ------       ------         ---
LVIP Janus Capital Appreciation
2002  .          6.048        4.374          81
2003  .          4.374        5.736         112
2004  .          5.736        5.978         141
2005  .          5.978        6.168         155
2006  .          6.168        6.697         151
2007  .          6.697        7.984         174
2008  .          7.984        4.678         172
2009  .          4.678        6.415         179
2010  .          6.415        7.072         180
2011  .          7.072        6.604         185
---------       ------       ------         ---
LVIP Mondrian International Value
2004  .         10.591       12.255          15
2005  .         12.255       13.655          68
2006  .         13.655       17.575         211
2007  .         17.575       19.399         270
2008  .         19.399       12.166         216
2009  .         12.166       14.603         211
2010  .         14.603       14.814         203
2011  .         14.814       14.048         204
---------       ------       ------         ---
LVIP Protected Profile 2010
2007  .          9.946       10.493           1(1)
2008  .         10.493        7.904           9
2009  .          7.904        9.735          11
2010  .          9.735       10.744          12
2011  .         10.744       10.770          13
---------       ------       ------         -----
LVIP Protected Profile 2020
2007  .          9.937       10.338           4
2008  .         10.338        7.483          16
2009  .          7.483        9.309          35
2010  .          9.309       10.325          52
2011  .         10.325       10.242          70
---------       ------       ------         -----

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
LVIP Protected Profile 2030
2007  .          9.967       10.444           1(1)
2008  .         10.444        7.157          12
2009  .          7.157        9.067          25
2010  .          9.067       10.103          38
2011  .         10.103        9.946          44
---------       ------       ------          ----
LVIP Protected Profile 2040
2007  .          9.975       10.269           1(1)
2008  .         10.269        6.553           7
2009  .          6.553        8.496          15
2010  .          8.496        9.561          32
2011  .          9.561        9.328          52
---------       ------       ------          ----
LVIP Protected Profile 2050
2011  .          9.908        9.213           1(1)
---------       ------       ------          ----
LVIP Protected Profile Conservative
2005  .         10.039       10.304           1(1)
2006  .         10.304       11.155           4
2007  .         11.155       11.902          14
2008  .         11.902        9.611          23
2009  .          9.611       11.880          29
2010  .         11.880       12.997          48
2011  .         12.997       13.341          52
---------       ------       ------          ----
LVIP Protected Profile Growth
2005  .         10.010       10.701          73
2006  .         10.701       12.092         150
2007  .         12.092       13.147         248
2008  .         13.147        8.666         215
2009  .          8.666       11.070         235
2010  .         11.070       12.354         244
2011  .         12.354       12.231         248
---------       ------       ------         -----
LVIP Protected Profile Moderate
2005  .         10.087       10.524          13
2006  .         10.524       11.673          32
2007  .         11.673       12.628          90
2008  .         12.628        9.175         101
2009  .          9.175       11.631         135
2010  .         11.631       12.892         138
2011  .         12.892       12.913         145
---------       ------       ------         -----
LVIP SSgA Bond Index
2009  .         10.031       10.385          16
2010  .         10.385       10.895          16
2011  .         10.895       11.584          10
---------       ------       ------         -----
LVIP SSgA Emerging Markets 100
2009  .         10.028       13.640          12
2010  .         13.640       17.255          36
2011  .         17.255       14.531          39
---------       ------       ------         -----
LVIP SSgA Global Tactical Allocation(5)
2005  .         10.018       10.939           4
2006  .         10.939       12.622          25
2007  .         12.622       13.872          62
2008  .         13.872        8.177          74
2009  .          8.177       10.589          93
2010  .         10.589       11.400          82
2011  .         11.400       11.312          81
---------       ------       ------         -----
LVIP SSgA International Index
2009  .         11.184       12.116           1(1)
2010  .         12.116       12.841           2
2011  .         12.841       11.139           2
---------       ------       ------         -----

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
LVIP T. Rowe Price Structured Mid-Cap Growth
2002  .         11.175        7.720          882
2003  .          7.720       10.137          943
2004  .         10.137       11.407          947
2005  .         11.407       12.402          897
2006  .         12.402       13.417          776
2007  .         13.417       15.089          706
2008  .         15.089        8.548          650
2009  .          8.548       12.385          633
2010  .         12.385       15.741          628
2011  .         15.741       14.981          626
---------       ------       ------          ---
Neuberger Berman AMT Mid-Cap Growth Portfolio
2002  .          5.725        4.005           45
2003  .          4.005        5.079           98
2004  .          5.079        5.848          103
2005  .          5.848        6.585          218
2006  .          6.585        7.478          303
2007  .          7.478        9.071          566
2008  .          9.071        5.086          501
2009  .          5.086        6.627          535
2010  .          6.627        8.470          585
2011  .          8.470        8.425          561
---------       ------       ------          ---
Neuberger Berman AMT Partners Portfolio
2002  .         12.094        9.083          212
2003  .          9.083       12.148          270
2004  .         12.148       14.309          329
2005  .         14.309       16.723          387
2006  .         16.723       18.583          325
2007  .         18.583       20.116          314
2008  .         20.116        9.481          304
2009  .          9.481       14.651          285
2010  .         14.651       16.777          268
2011  .         16.777       14.724          253
---------       ------       ------          ---
T. Rowe Price International Stock Portfolio
2002  .         11.859        9.594          508
2003  .          9.594       12.397          600
2004  .         12.397       13.965          531
2005  .         13.965       16.043          487
2006  .         16.043       18.915          461
2007  .         18.915       21.168          449
2008  .         21.168       10.750          420
2009  .         10.750       16.219          400
2010  .         16.219       18.379          406
2011  .         18.379       15.861          405
---------       ------       ------          ---

(1) All numbers less than 500 were rounded up to one.

(2) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(3) Effective June 15, 2009, the LVIP Delaware Managed Fund was reorganized into the LVIP Delaware Foundation Conservative Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP Delaware Managed Fund.

(4) Effective October 9, 2010, the Delaware VIP Trend Series was reorganized into the Delaware VIP Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP Trend Series.

(5) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

Group Variable Annuity Contracts I, II, & III
Funded Through the SubAccounts of
Lincoln Life & Annuity Variable Annuity Account L of Lincoln Life & Annuity Company of New York

Statement of Additional Information (SAI)
This SAI should be read in conjunction with the prospectus of the Group Variable Annuity Contracts (the "Contracts"), dated May 1, 2012. You may obtain a copy of the prospectus to which this SAI relates without charge by writing to Lincoln Life & Annuity Company of New York, PO Box 2340, Fort Wayne, IN 46801-2340, by calling Lincoln New York at 1-800-341-0441., or by visiting www.LincolnFinancial.com.



Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Annuity Payouts                                 B-2
Determination of Accumulation and Annuity Unit
Value                                           B-3


Item                                             Page
Capital Markets                                 B-3
Advertising & Ratings                           B-4
More About the S&P 500 Index                    B-4
Additional Services                             B-4
Other Information                               B-5
Financial Statements                            B-5

This SAI is not a prospectus.
The date of this SAI is May 1, 2012.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the VAA as of December 31, 2011; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2011, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to. We have entered into an agreement with Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.



Principal Underwriter
Lincoln Financial Distributors, Inc., ("LFD"), an affiliate of Lincoln New York, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives who are also associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corp. (collectively "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $2,084,813, $2,216,145 and $2,388,279 to LFN and Selling Firms in 2009, 2010 and 2011, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on an Individual Annuity Mortality Table on file with the New York Superintendent of Insurance, with an assumed investment return at the rate of 1%, 2%, 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at an arbitrary dollar amount. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The change in the accumulation unit value of the subaccount from one valuation period to the next, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln New York or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable, except Moody's Investors Service ratings which are on outlook positive. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.


More About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Compound Interest Illustrations - These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet - An electronic communications network which may be used to provide information regarding Lincoln New York, performance of the subaccounts and advertisement literature.

Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the annuitant, the contract value and the fixed and/or variable annuity payout option elected. In addition, variable annuity payout illustrations may show the historical results of a variable payout in a subaccount of the VAA.

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those subaccounts.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side of the contract into the subaccounts over a period of 1, 2 or 3 years. The minimum amount to be dollar cost averaged is $10,000 for 1 year, and $25,000 for 2 years or 3 years. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss. GVA III fixed account restrictions may apply.

Systematic Transfer - The systematic transfer service is only available to GVA III participants. This service allows you to fully liquidate your fixed account balance over four years in five annual installments and transfer the amounts into one or more of the subaccounts. You may change the receiving subaccount allocation at any time. A distribution or a non-scheduled transfer from the fixed account may cancel the systematic transfer program prematurely. The program will also be canceled prematurely if the fixed account balance falls to $0.

Account Sweep - The account sweep service allows you to keep a designated amount (the baseline amount) in one subaccount or the fixed account, and automatically transfer the excess to other variable subaccount(s) of your choice. The transfers may take place monthly, quarterly, semi-annually or annually. A $10,000 minimum balance in the holding account is required in order to begin this service. For account sweep to occur, the holding account balance must exceed the designated baseline amount by at least $50. You may change the receiving subaccount allocation at any time. Deposits to or distributions from the holding account will not adjust your baseline amount, but may affect the amount of money available to be transferred. A new account sweep program is required to change the designated baseline amount. GVA III fixed account restrictions may apply.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount or the fixed account. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a quarterly, semi-annual or annual basis, as selected by the contractowner. You may choose to either rebalance within your designated investment accounts, or to rebalance your designated investment account based on your total account value within the group annuity contract. This second selection will move 100% of your balance based on your allocated percentages. For portfolio rebalancing to occur, the total transfer amount must be $50 or more. If this minimum transfer amount is not available, the transfer will not occur. You may change the designated investment accounts' allocations or percentages at any time. The portfolio rebalancing program will be cancelled prematurely if the selected rebalancing account balance falls to $0. GVA III fixed account restrictions may apply.

Sales literature may reference the Group Variable Annuity newsletter which is a newsletter distributed quarterly to clients of the VAA. The contents of the newsletter will be a commentary on general economic conditions and, on some occasions, referencing matters in connection with the Group Variable Annuity.

Sales literature and advertisements may reference these and other similar reports from Best's or other similar publications which report on the insurance and financial services industries.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements
The December 31, 2011 financial statements of the VAA and the December 31, 2011 financial statements of Lincoln New York appear on the following pages.

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2011 AND 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Lincoln Life & Annuity Company of New York

We have audited the accompanying consolidated balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2011 and 2010, and the related consolidated statements of income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Lincoln Life & Annuity Company of New York at December 31, 2011 and 2010, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.

                                                     /s/ Ernst & Young LLP

                                                     Philadelphia, Pennsylvania
                                                     March 30, 2012

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)

                                                                                   AS OF DECEMBER 31,
                                                                                   ------------------
                                                                                      2011     2010
                                                                                    -------   -------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity securities (amortized cost: 2011 -- $6,660; 2010 -- $6,429)    $ 7,288   $ 6,659
      Equity securities (cost: 2011 and 2010 -- $2)                                       3         3
   Mortgage loans on real estate                                                        264       225
   Policy loans                                                                         419       431
   Other investments                                                                      1         1
                                                                                    -------   -------
         Total investments                                                            7,975     7,319
Cash and invested cash                                                                   17        48
Deferred acquisition costs and value of business acquired                               585       731
Premiums and fees receivable                                                              5         5
Accrued investment income                                                                97        93
Reinsurance recoverables                                                                564       484
Reinsurance related embedded derivatives                                                 13        19
Goodwill                                                                                 60       162
Other assets                                                                             92       115
Separate account assets                                                               2,677     2,660
                                                                                    -------   -------
         Total assets                                                               $12,085   $11,636
                                                                                    =======   =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                            $ 1,676   $ 1,585
Other contract holder funds                                                           5,333     5,208
Other liabilities                                                                       445       304
Separate account liabilities                                                          2,677     2,660
                                                                                    -------   -------
         Total liabilities                                                           10,131     9,757
                                                                                    =======   =======
CONTINGENCIES AND COMMITMENTS (SEE NOTE 10)
STOCKHOLDER'S EQUITY
Common stock -- 132,000 shares authorized, issued and outstanding                       941       940
Retained earnings                                                                       775       879
Accumulated other comprehensive income (loss)                                           238        60
                                                                                    -------   -------
         Total stockholder's equity                                                   1,954     1,879
                                                                                    -------   -------
            Total liabilities and stockholder's equity                              $12,085   $11,636
                                                                                    =======   =======

                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF INCOME (LOSS)
(IN MILLIONS)

                                                                                             FOR THE YEARS ENDED
                                                                                                 DECEMBER 31,
                                                                                             -------------------
                                                                                             2011   2010   2009
                                                                                             ----   ----   ----
REVENUES
Insurance premiums                                                                           $128   $127   $104
Insurance fees                                                                                266    259    255
Net investment income                                                                         417    418    408
Realized gain (loss):
   Total other-than-temporary impairment losses on securities                                 (25)   (20)   (90)
   Portion of loss recognized in other comprehensive income                                     7      5     31
                                                                                             ----   ----   ----
      Net other-than-temporary impairment losses on securities recognized in earnings         (18)   (15)   (59)
      Realized gain (loss), excluding other-than-temporary impairment losses on securities     (9)    (2)    (6)
                                                                                             ----   ----   ----
         Total realized gain (loss)                                                           (27)   (17)   (65)
Other revenues and fees                                                                        --     --     (1)
                                                                                             ----   ----   ----
      Total revenues                                                                          784    787    701
                                                                                             ----   ----   ----
BENEFITS AND EXPENSES
Interest credited                                                                             207    207    209
Benefits                                                                                      274    254    225
Underwriting, acquisition, insurance and other expenses                                       200    158    159
Impairment of intangibles                                                                     102     --     --
                                                                                             ----   ----   ----
   Total benefits and expenses                                                                783    619    593
                                                                                             ----   ----   ----
      Income (loss) before taxes                                                                1    168    108
      Federal income tax expense (benefit)                                                     32     55     35
                                                                                             ----   ----   ----
         Net income (loss)                                                                   $(31)  $113   $ 73
                                                                                             ====   ====   ====

                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                              ------------------------
                                                               2011     2010     2009
                                                              ------   ------   ------
COMMON STOCK
Balance as of beginning-of-year                               $  940   $  940   $  940
Stock compensation/issued for benefit plans                        1       --       --
                                                              ------   ------   ------
   Balance as of end-of-year                                     941      940      940
                                                              ------   ------   ------
RETAINED EARNINGS
Balance as of beginning-of-year                                  879      846      757
Cumulative effect from adoption of new accounting standards       --       --       16
Comprehensive income (loss)                                      147      203      269
Less other comprehensive income (loss), net of tax               178       90      196
                                                              ------   ------   ------
   Net income (loss)                                             (31)     113       73
Dividends declared                                               (73)     (80)      --
                                                              ------   ------   ------
   Balance as of end-of-year                                     775      879      846
                                                              ------   ------   ------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                   60      (30)    (210)
Cumulative effect from adoption of new accounting standards       --       --      (16)
Other comprehensive income (loss), net of tax                    178       90      196
                                                              ------   ------   ------
   Balance as of end-of-year                                     238       60      (30)
                                                              ------   ------   ------
      Total stockholder's equity as of end-of-year            $1,954   $1,879   $1,756
                                                              ======   ======   ======

                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                 FOR THE YEARS ENDED
                                                                                    DECEMBER 31,
                                                                               -----------------------
                                                                                2011    2010    2009
                                                                               -----   -----   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                              $ (31)  $ 113   $    73
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
   Deferred acquisition costs, value of business acquired,
      deferred sales inducements and deferred front-end
      loads deferrals and interest, net of amortization                           60      28        27
   Change in premiums and fees receivable                                         --      --        (2)
   Change in accrued investment income                                            (4)     (1)       (6)
   Change in future contract benefits and other contract holder funds            (75)    (84)     (140)
   Change in reinsurance related assets and liabilities                          (79)     25        92
   Change in federal income tax accruals                                          15      40        44
   Realized (gain) loss                                                           27      17        65
   Impairment of intangibles                                                     102      --        --
   Other                                                                          42     (18)       (5)
                                                                               -----   -----   -------
      Net cash provided by (used in) operating activities                         57     120       148
                                                                               -----   -----   -------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                      (857)   (920)   (1,150)
Sales of available-for-sale securities                                           100     210       271
Maturities of available-for-sale securities                                      500     451       384
Purchases of other investments                                                  (132)   (119)      (18)
Sales or maturities of other investments                                         105     135        70
                                                                               -----   -----   -------
      Net cash provided by (used in) investing activities                       (284)   (243)     (443)
                                                                               -----   -----   -------
CASH FLOWS FROM FINANCING ACTIVITIES
Deposits of fixed account values, including the fixed portion of variable        620     583       663
Withdrawals of fixed account values, including the fixed portion of variable    (284)   (346)     (308)
Transfers to and from separate accounts, net                                     (68)    (51)      (50)
Common stock issued for benefit plans and excess tax benefits                      1      --        --
Dividends paid to stockholders                                                   (73)    (80)       --
                                                                               -----   -----   -------
      Net cash provided by (used in) financing activities                        196     106       305
                                                                               -----   -----   -------
Net increase (decrease) in cash and invested cash                                (31)    (17)       10
Cash and invested cash as of beginning-of-year                                    48      65        55
                                                                               -----   -----   -------
      Cash and invested cash as of end-of-year                                 $  17   $  48   $    65
                                                                               =====   =====   =======

                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Lincoln Life & Annuity Company of New York ("LLANY" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Ultimate Parent"), and formerly referred to as Jefferson-Pilot LifeAmerica Insurance Company ("JPLA"), is domiciled in the state of New York. LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and work-site and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents and brokers throughout the U.S. LLANY is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 19 for additional information.

BASIS OF PRESENTATION

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

LLANY also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 17 for additional discussion on SAP.

Certain amounts reported in prior years' financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

We use the acquisition method of accounting for all business combination transactions, and accordingly, generally recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, that are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

     - Corporate bonds and U.S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds.

     - Mortgage- and asset-backed securities - We also utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS") and collateralized debt obligations ("CDOs").

     - State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

     - Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Statements of Income (Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities, we generally consider the following to determine whether our unrealized losses are OTTI:

     -    The estimated range and average period until recovery;

     -    The estimated range and average holding period to maturity;

     -    Remaining payment terms of the security;

     - Current delinquencies and nonperforming assets of underlying collateral;

     -    Expected future default rates;

     - Collateral value by vintage, geographic region, industry concentration or property type;

     - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

     -    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Income (Loss). If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

     -    The current economic environment and market conditions;

     -    Our business strategy and current business plans;

     - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

     - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

     - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

     -    The capital risk limits approved by management; and

     -    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

     -    Historic and implied volatility of the security;

     - Length of time and extent to which the fair value has been less than amortized cost;

     - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

     - Failure, if any, of the issuer of the security to make scheduled payments; and

     - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

     -    Fundamentals of the industry in which the issuer operates;

     - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

     - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

     -    Expectations regarding defaults and recovery rates;

     -    Changes to the rating of the security by a rating agency; and

     - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

     - Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;

     - Susceptibility to fair value fluctuations for changes in the interest rate environment;

     - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

     - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

     - Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

     -    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Statements of Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

DERIVATIVE INSTRUMENTS

We have certain variable annuity products with guaranteed withdrawal benefits ("GWB") and guaranteed income benefits ("GIB") features that are embedded derivatives. These derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value. The change in fair value of the embedded derivatives flows through net income as realized gain
(loss) on our Statements of Income (Loss).

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring universal life ("UL") insurance, variable universal life ("VUL") insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Statements of Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within insurance fees on our Statements of Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 12 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 7 to 30 years on either a straight-line

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basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain
(loss) on our Statements of Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

On a quarterly basis, we may record an adjustment to the amounts included within our Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the effect of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking -- assumption changes"). We may have prospective unlocking in other quarters as we become aware of information that warrants updating prospective assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements ("prospective unlocking -- model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our expectations of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance ("Modco") agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Statements of Income (Loss).

OTHER ASSETS AND OTHER LIABILITIES

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the company, certain reinsurance assets, receivables resulting from

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sales of securities that had not yet settled as of the balance sheet date and other prepaid expenses. Other liabilities consist primarily of current and deferred taxes, employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), GWB and GIB features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 35 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account

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balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 10.00%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2011 and 2010, participating policies comprised approximately 3% of the face amount of insurance in force, and dividend expenses were $24 million, $27 million and $29 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Certain of these features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

The fair value of our indexed annuity contracts is based on their approximate surrender values.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Statements of Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

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For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CDOs and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Income (Loss).

REALIZED GAIN (LOSS)

Realized gain (loss) on our Statements of Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, embedded derivative gains and losses and net gains and losses on reinsurance embedded derivatives. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2009 through 2011 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Our employees participate in the pension and postretirement benefit plans which are sponsored by LNC and LNL. Pursuant to the accounting rules for our obligations to employees under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our balance sheet and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss).

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized.

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2.   NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which required additional disclosure related to the three-level fair value hierarchy. We adopted the disclosure requirements related to significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and fair value disclosures related to pension and postretirement benefit plan assets effective January 1, 2010. Effective January 1, 2011, we adopted the remaining disclosure amendments in ASU 2010-06 requiring us to separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3, and have included the disclosure in Note 18 for the year ended December 31, 2011.

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In April 2010, the FASB issued ASU No. 2010-15, "How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments" ("ASU 2010-15"), to clarify a consolidation issue for insurance entities that hold a controlling interest in an investment fund either partially or completely through separate accounts. ASU 2010-15 concludes that an insurance entity would not be required to consider interests held in separate accounts when determining whether or not to consolidate an investment fund, unless the separate account interest is held for the benefit of a related party. If an investment fund is consolidated, the portion of the assets representing interests held in separate accounts would be recorded as a separate account asset with a corresponding separate account liability. The remaining investment fund assets would be consolidated in the insurance entity's general accounts. We adopted the accounting guidance in ASU 2010-15 effective January 1, 2011, and applied the accounting guidance retrospectively to our separate accounts. The adoption did not have a material effect on our financial condition and results of operations.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In December 2010, the FASB issued ASU No. 2010-28, "When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts" ("ASU 2010-28"). Generally, reporting units with zero or negative carrying amounts will pass Step 1 of the goodwill impairment test as the fair value will exceed carrying value; therefore, goodwill impairment would not be assessed under Step 2. ASU 2010-28 modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts, and requires these reporting units perform Step 2 of the impairment test to determine if it is more likely than not that goodwill impairment exists. We adopted ASU 2010-28 effective January 1, 2011, and the adoption did not have a material effect on our financial condition and results of operations.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC

In April 2009, the FASB replaced the guidance in the Investments -- Debt and Equity Securities Topic of the FASB ASC related to OTTI. Our accounting policy for OTTI, included in Note 1, reflects these changes adopted by the FASB. As a result of adopting this accounting guidance, effective January 1, 2009, we recorded an increase of $16 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Statements of Stockholder's Equity to reclassify the noncredit portion of previously other-than-tem-porarily impaired debt securities held as of January 1, 2009. The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

Information regarding our calculation of OTTI is included in Note 3, and the amount of OTTI recognized in accumulated OCI is provided in Note 11.

RECEIVABLES TOPIC

In July 2010, the FASB issued ASU No. 2010-20, "Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses" ("ASU 2010-20") to provide more information regarding the nature of the risk associated with financing receivables and how the assessment of the risk is used to estimate the allowance for credit losses. ASU 2010-20 was adopted over two reporting periods, and comparative disclosures were not required for earlier reporting periods ending prior to the initial adoption date. The remaining disclosure requirement related to the activity in our allowance for mortgage loans on real estate losses was effective January 1, 2011, and is provided in Note 3.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC

In December 2011, the FASB issued ASU No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"), to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards. ASU 2011-11 will require an entity to provide enhanced disclosures about financial instruments and derivative instruments to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial position. The disclosures required by ASU 2011-11 are effective for annual and interim reporting periods beginning on or after January 1, 2013, with respective disclosures required for all comparative periods presented. We will adopt the disclosure requirements in ASU 2011-11 beginning with our 2013 financial statements, and are currently evaluating the appropriate location for these disclosures in the notes to our financial statements.


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COMPREHENSIVE INCOME TOPIC

In June 2011, the FASB issued ASU No. 2011-05, "Presentation of Comprehensive Income" ("ASU 2011-05"), with an objective of increasing the prominence of items reported in other comprehensive income ("OCI"). The amendments in ASU 2011-05 provide entities with the option to present the total of comprehensive income, the components of net income and the components of OCI in either a single continuous statement of comprehensive income or in two separate but consecutive statements. In addition, ASU 2011-05 requires entities to present reclassification adjustments for each component of AOCI in both net income and OCI on the face of the financial statements, however in December 2011, the FASB deferred this presentation requirement by issuing ASU No. 2011-12, "Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05" ("ASU 2011-12"). The FASB is considering operational concerns about the presentation requirements and the needs of financial statement users for additional information about reclassification adjustments. As noted in ASU 2011-12, the deferral does not affect the requirements in ASU 2011-5 to present the items of net income, OCI and total comprehensive income in a single continuous or two consecutive statements. In addition, entities will still be required to present amounts reclassified out of AOCI on the face of the financial statements or in the notes to the financial statements. ASU 2011-05 and ASU 2011-12 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. Early adoption is permitted and the accounting guidance in ASU 2011-05 not subject to the deferral in ASU 2011-12 must be applied retrospectively. We will adopt the provisions of ASU 2011-05 and ASU 2011-12 with our 2012 financial statements and are currently evaluating our options for the presentation of comprehensive income.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In May 2011, the FASB issued ASU No. 2011-04, "Amendments to Achieve Common
Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards" ("ASU 2011-04"), which was issued to create a consistent framework for the application of fair value measurement across jurisdictions. The amendments include wording changes to GAAP in order to clarify the FASB's intent about the application of existing fair value measurements and disclosure requirements, as well as to change a particular principle or existing requirement for measuring fair value or disclosing information about fair value measurements. There are no additional fair value measurements required upon the adoption of ASU 2011-04. The amendments are effective, prospectively, for interim and annual reporting periods beginning after December 15, 2011. Early adoption is prohibited. We will adopt the provisions of ASU 2011-04 effective January 1, 2012, and do not expect the adoption will have a material effect on our financial condition and results of operations.

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts" ("ASU 2010-26"), which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred which result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized. Incremental costs related to unsuccessful attempts to acquire insurance contracts must be expensed as incurred. Under ASU 2010-26, the capitalization criteria in the direct-response advertising guidance of the Other Assets and Deferred Costs Topic of the FASB ASC must be met in order to capitalize advertising costs. The amendments are effective for fiscal years and interim periods beginning after December 15, 2011. Early adoption is permitted and an entity may elect to apply the guidance prospectively or retrospectively. We will adopt the provisions of ASU 2010-26 effective January 1, 2012, and currently estimate that retrospective adoption will result in the restatement of all years presented with a cumulative effect adjustment to the opening balance of retained earnings for the earliest period presented of approximately $51 million to $62 million. In addition, the adoption of this accounting guidance will result in a lower DAC adjustment associated with unrealized gains and losses on AFS securities and certain derivatives; therefore, we will also adjust these DAC balances as of January 1, 2012, through a cumulative effect adjustment to the opening balance of AOCI. This adjustment is dependent on our unrealized position as of the date of adoption.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In September 2011, the FASB issued ASU No. 2011-08, "Testing Goodwill for Impairment" ("ASU 2011-08"), which provides an option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. If an assessment of the relevant events and circumstances leads to a conclusion that it is not more likely than not that the fair value of a reporting unit is less than its carrying value, then performing the two-step impairment test is unnecessary. However, if a conclusion is reached otherwise, the two-step impairment test, that is currently required under the FASB ASC, must be completed. An entity has an unconditional option to bypass the qualitative assessment for any reporting unit and proceed directly to the two-step goodwill impairment test, and resume qualitative assessment for the same reporting unit in a subsequent reporting period. The amendments in ASU 2011-08 will be effective for interim and annual goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted. We will adopt the provisions of ASU 2011-08 effective January 1, 2012, and do not expect the adoption will have a material effect on our financial condition and results of operations.

TRANSFERS AND SERVICING TOPIC

In April 2011, the FASB issued ASU No. 2011-03, "Reconsideration of Effective Control for Repurchase Agreements" ("ASU 2011-03"), which revises the criteria for assessing effective control for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The determination of whether the transfer of a financial asset subject to a repurchase agreement is a sale is based, in part, on whether the entity maintains effective control over the financial asset. ASU 2011-03 removes from the assessment of effective control: the criterion requiring the transferor to have the ability to repurchase or redeem the financial asset on substantially the agreed terms, even in the event of default by the transferee, and the related requirement to demonstrate that the transferor possesses adequate collateral to fund substantially all the cost of purchasing replacement financial assets. The amendments in ASU 2011-03 will be effective for interim and annual reporting periods beginning on or after December 15, 2011, early adoption is prohibited and the amendments will be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. We will adopt the provisions of ASU 2011-03 effective January 1, 2012, and do not expect the adoption will have a material effect on our financial condition and results of operations.

3. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                  AS OF DECEMBER 31, 2011
                                            --------------------------------------
                                                         GROSS UNREALIZED
                                            AMORTIZED  -------------------   FAIR
                                               COST    GAINS  LOSSES  OTTI   VALUE
                                            ---------  -----  ------  ----  ------
FIXED MATURITY SECURITIES:
Corporate bonds                               $5,253    $626    $ 84   $ 9  $5,786
U.S. Government bonds                             28       7      --    --      35
Foreign government bonds                          50       7      --    --      57
RMBS                                             791      70       8    13     840
CMBS                                             130       5       9    --     126
CDOs                                               3      --      --    --       3
State and municipal bonds                        294      37       1    --     330
Hybrid and redeemable preferred securities       111      10      10    --     111
                                              ------    ----    ----   ---  ------
   Total fixed maturity securities             6,660     762     112    22   7,288
Equity securities                                  2       1      --    --       3
                                              ------    ----    ----   ---  ------
      Total AFS securities                    $6,662    $763    $112   $22  $7,291
                                              ======    ====    ====   ===  ======

                                                  AS OF DECEMBER 31, 2010
                                            --------------------------------------
                                                         GROSS UNREALIZED
                                            AMORTIZED  -------------------   FAIR
                                               COST    GAINS  LOSSES  OTTI   VALUE
                                            ---------  -----  ------  ----  ------
FIXED MATURITY SECURITIES:
Corporate bonds                               $4,898    $348    $ 93   $13  $5,140
U.S. Government bonds                             29       4      --    --      33
Foreign government bonds                          28       2      --    --      30
RMBS                                             889      45      23    12     899
CMBS                                             200       8      25    --     183
CDOs                                               3      --      --    --       3
State and municipal bonds                        257       1       8    --     250
Hybrid and redeemable preferred securities       125       6      10    --     121
                                              ------    ----    ----   ---  ------
   Total fixed maturity securities             6,429     414     159    25   6,659
Equity securities                                  2       1      --    --       3
                                              ------    ----    ----   ---  ------
      Total AFS securities                    $6,431    $415    $159   $25  $6,662
                                              ======    ====    ====   ===  ======

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                           AS OF DECEMBER 31, 2011
                                           -----------------------
                                              AMORTIZED    FAIR
                                                COST      VALUE
                                              ---------  -------
Due in one year or less                         $  237   $  240
Due after one year through five years            1,000    1,070
Due after five years through ten years           2,203    2,455
Due after ten years                              2,296    2,554
                                                ------   ------
   Subtotal                                      5,736    6,319
                                                ------   ------
MBS                                                921      966
CDOs                                                 3        3
                                                ------   ------
      Total fixed maturity AFS securities       $6,660   $7,288
                                                ======   ======

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                          AS OF DECEMBER 31, 2011
                                                               --------------------------------------------------------
                                                               LESS THAN OR EQUAL    GREATER THAN
                                                                TO TWELVE MONTHS     TWELVE MONTHS         TOTAL
                                                               ------------------  -----------------  -----------------
                                                                         GROSS              GROSS              GROSS
                                                                       UNREALIZED         UNREALIZED         UNREALIZED
                                                                 FAIR  LOSSES AND   FAIR  LOSSES AND   FAIR  LOSSES AND
                                                                VALUE     OTTI     VALUE     OTTI     VALUE     OTTI
                                                               ------  ----------  -----  ----------  -----  ----------
FIXED MATURITY SECURITIES:
Corporate bonds                                                  $225      $17      $246     $ 76      $471    $ 93
RMBS                                                               68       14        53        7       121      21
CMBS                                                                8       --        19        9        27       9
State and municipal bonds                                           9       --        10        1        19       1
Hybrid and redeemable preferred securities                         31        2        29        8        60      10
                                                                 ----      ---      ----     ----      ----    ----
   Total fixed maturity AFS securities                           $341      $33      $357     $101      $698    $134
                                                                 ====      ===      ====     ====      ====    ====
Total number of AFS securities in an unrealized loss position                                                   267
                                                                                                                ===

                                                                          AS OF DECEMBER 31, 2010
                                                               --------------------------------------------------------
                                                               LESS THAN OR EQUAL    GREATER THAN
                                                                TO TWELVE MONTHS     TWELVE MONTHS         TOTAL
                                                               ------------------  -----------------  -----------------
                                                                         GROSS              GROSS              GROSS
                                                                       UNREALIZED         UNREALIZED         UNREALIZED
                                                                 FAIR  LOSSES AND   FAIR  LOSSES AND   FAIR  LOSSES AND
                                                                VALUE     OTTI     VALUE     OTTI     VALUE     OTTI
                                                               ------  ----------  -----  ----------  -----  ----------
FIXED MATURITY SECURITIES:
Corporate bonds                                                  $505      $26      $371      $ 80    $  876   $106
RMBS                                                               42       14        94        21       136     35
CMBS                                                                4       --        39        25        43     25
State and municipal bonds                                         179        7         8         1       187      8
Hybrid and redeemable preferred securities                         21        2        43         8        64     10
                                                                 ----      ---      ----     ----      ----    ----
   Total fixed maturity AFS securities                           $751      $49      $555      $135    $1,306   $184
                                                                 ====      ===      ====      ====    ======   ====
Total number of AFS securities in an unrealized loss position                                                   401
                                                                                                                ===

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                            AS OF DECEMBER 31, 2011
                                                     --------------------------------------
                                                            GROSS UNREALIZED
                                                      FAIR  ----------------    NUMBER OF
                                                     VALUE    LOSSES  OTTI    SECURITIES(1)
                                                     -----    ------  ----    -------------
Less than six months                                  $ 36       $ 8   $ 6         19
Six months or greater, but less than nine months         1         1    --          3
Nine months or greater, but less than twelve months      1        --    --          2
Twelve months or greater                                93        69    11         57
                                                      ----       ---   ---        ---
   Total                                              $131       $78   $17         81
                                                      ====       ===   ===        ===

                                                            AS OF DECEMBER 31, 2010
                                                     --------------------------------------
                                                            GROSS UNREALIZED
                                                      FAIR  ----------------    NUMBER OF
                                                     VALUE    LOSSES  OTTI    SECURITIES(1)
                                                     -----    ------  ----    -------------
Less than six months                                  $ 25       $ 12  $--         17
Six months or greater, but less than nine months         9          3   --          2
Nine months or greater, but less than twelve months      6          2   --          3
Twelve months or greater                               126         84   22         76
                                                      ----       ----  ---         --
   Total                                              $166       $101  $22         98
                                                      ====       ====  ===         ==

----------
(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2011, decreased $50 million in comparison to December 31, 2010. This change was attributable primarily to a decline in overall market yields, which was driven by market uncertainty and weakening economic activity. As discussed further below, we believe the unrealized loss position as of December 31, 2011, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities, or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2011, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2011, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2011, the unrealized losses associated with our MBS were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2011, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                                                                    FOR THE YEARS ENDED
                                                                                        DECEMBER 31,
                                                                                    -------------------
                                                                                    2011   2010   2009
                                                                                    ----   ----   ----
Balance as of beginning-of-year                                                     $47    $46    $--
   Cumulative effect from adoption of new accounting standard                               --      5
   Increases attributable to:
      Credit losses on securities for which an OTTI was not previously recognized    10      1     46
      Credit losses on securities for which an OTTI was previously recognized        11      9     --
   Decreases attributable to:
      Securities sold                                                                (7)    (9)    (5)
                                                                                    ---    ---    ---
         Balance as of end-of-year                                                  $61    $47    $46
                                                                                    ===    ===    ===

During the years ended December 31, 2011, 2010 and 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

-    Failure of the issuer of the security to make scheduled payments;

-    Deterioration of creditworthiness of the issuer;

-    Deterioration of conditions specifically related to the security;

-    Deterioration of fundamentals of the industry in which the issuer operates;

- Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

-    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in New York, which accounted for approximately 47% of mortgage loans on real estate as of December 31, 2011, and New York and Texas, which accounted for 38% of mortgage loans as of December 31, 2010.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                 AS OF DECEMBER 31,
                                 ------------------
                                    2011   2010
                                    ----   ----
Current                             $263   $226
Unamortized premium (discount)         1    (1)
                                    ----   ----
Total carrying value                $264   $225
                                    ====   ====

There were no impaired mortgage loans on real estate as of December 31, 2011 and 2010.

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

                                            AS OF DECEMBER 31, 2011       AS OF DECEMBER 31, 2010
                                         ----------------------------   ----------------------------
                                                               DEBT-                          DEBT-
                                                              SERVICE                        SERVICE
                                         PRINCIPAL    % OF   COVERAGE   PRINCIPAL   % OF    COVERAGE
                                          AMOUNT     TOTAL     RATIO     AMOUNT     TOTAL     RATIO
                                         ---------   -----   --------   ---------   -----   --------
LOAN-TO-VALUE
Less than 65%                               $235      89.4%    1.60       $187       82.8%    1.58
65% to 74%                                    24       9.1%    1.48         34       15.0%    1.50
75% to 100%                                    4       1.5%    0.45          5        2.2%    0.41
                                            ----     -----                ----      -----
   Total mortgage loans on real estate      $263     100.0%               $226      100.0%
                                            ====     =====                ====      =====

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Income (Loss) were as follows:

                                                                   FOR THE YEARS ENDED
                                                                       DECEMBER 31,
                                                                  ---------------------
                                                                  2011     2010    2009
                                                                  -----   -----   -----
Fixed maturity AFS securities                                     $382    $381    $370
Mortgage loans on real estate                                       14      14      15
Policy loans                                                        23      25      25
Commercial mortgage loan prepayment and bond makewhole premiums      5       4       2
Consent fees                                                        --       1      --
                                                                  ----    ----    ----
   Investment income                                               424     425     412
Investment expense                                                  (7)     (7)     (4)
                                                                  ----    ----    ----
   Net investment income                                          $417    $418    $408
                                                                  ====    ====    ====

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                                                FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                               ---------------------
                                                                2011    2010    2009
                                                               -----   -----   -----
Fixed maturity AFS securities:
   Gross gains                                                 $  2    $  7    $  13
   Gross losses                                                 (31)    (29)    (103)
Gain (loss) on other investments                                 --       1       (1)
Associated amortization of DAC, VOBA, DSI and DFEL
   and changes in other contract holder funds                     4       6       25
                                                               ----    ----    -----
   Total realized gain (loss) related to certain investments   $(25)   $(15)   $ (66)
                                                               ====    ====    =====

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                                                FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                                -------------------
                                                                2011   2010   2009
                                                                ----   ----   ----
OTTI RECOGNIZED IN NET INCOME (LOSS)
Fixed maturity securities:
   Corporate bonds                                              $ (2)  $ (8)  $(37)
   RMBS                                                          (14)   (12)   (49)
   CMBS                                                           (8)    (5)    --
                                                                ----   ----   ----
      Total fixed maturity securities                            (24)   (25)   (86)
Equity securities                                                 --     --     (1)
                                                                ----   ----   ----
         Gross OTTI recognized in net income (loss)              (24)   (25)   (87)
         Associated amortization of DAC, VOBA, DSI and DFEL        6     10     28
                                                                ----   ----   ----
            Net OTTI recognized in net income (loss), pre-tax   $(18)  $(15)  $(59)
                                                                ====   ====   ====
PORTION OF OTTI RECOGNIZED IN OCI
Gross OTTI recognized in OCI                                    $  8   $  6   $ 46
Change in DAC, VOBA, DSI and DFEL                                 (1)    (1)   (15)
                                                                ----   ----   ----
   Net portion of OTTI recognized in OCI, pre-tax               $  7   $  5   $ 31
                                                                ====   ====   ====

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS

As of December 31, 2011 and 2010, we reviewed our corporate bond portfolio for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2011 and 2010, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation.

INVESTMENT COMMITMENTS

As of December 31, 2011, our investment commitments were $50 million, which included $44 million of mortgage loans on real estate and $6 million of private placements.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2011 and 2010, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $494 million and $507 million, or 6% and 7% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $223 million and $197 million, or 3% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2011, and December 31, 2010, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $753 million and $713 million, or 9% and 10% of our invested assets portfolio, respectively, and our investment securities in the CMO industry with a fair value of $589 million and $647 million, or 7% and 9% of our invested assets portfolio, respectively. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $14 million as of December 31, 2011 and 2010.

4. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

GLB RESERVES EMBEDDED DERIVATIVES

We transfer the liability for our GWB and GIB features to LNL, who along with an affiliate, use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative reserves of the GWB and GIB caused by those same factors. As part of the current hedging program, equity markets, interest rates and volatility in market conditions are monitored on a daily basis. The hedge positions are re-balanced based upon changes in these factors as needed. While the hedge positions are actively managed, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and the ability to purchase hedging instruments at prices consistent with the desired risk and return trade off.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

REINSURANCE RELATED EMBEDDED DERIVATIVES

We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives as they occur are recorded through net income (loss). Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements.

See Note 18 for additional disclosures related to the fair value of our financial instruments.

We have embedded derivatives with off-balance-sheet risks whose contract amounts exceed the credit exposure. Outstanding embedded derivatives not designated and not qualifying as hedging instruments, with off-balance-sheet risks (in millions) were as follows:

                                AS OF DECEMBER 31, 2011   AS OF DECEMBER 31, 2010
                                -----------------------   -----------------------
                                       FAIR VALUE                 FAIR VALUE
                                -----------------------   -----------------------
                                   ASSET   LIABILITY         ASSET   LIABILITY
                                   -----   ---------         -----   ---------
GLB reserves(1)                     $--      $(101)           $--      $(24)
Reinsurance related(2)               13         --             19        --
                                    ---      -----            ---      ----
   Total embedded derivatives       $13      $(101)           $19      $(24)
                                    ===      =====            ===      ====

----------
(1)  Reported in future contract benefits on our Balance Sheets.

(2)  Reported in reinsurance related embedded derivatives on our Balance Sheets.

The gains (losses) on embedded derivatives not designated and not qualifying as hedging instruments (in millions), recorded within net income (loss) on our Statements of Income (Loss) were as follows:

                  FOR THE YEARS ENDED
                      DECEMBER 31,
                  -------------------
                   2011   2010   2009
                  -----   ----   ----
GLB reserves(1)   $(77)    $8     $92
                  ====     ==     ===

----------
(1)  Reported in realized gain (loss) on our Statements of Income (Loss).

5. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                          -------------------
                                          2011   2010   2009
                                          ----   ----   -----
Current                                    $20    $30    $(9)
Deferred                                    12     25     44
                                           ---    ---    ---
   Federal income tax expense (benefit)    $32    $55    $35
                                           ===    ===    ===

A reconciliation of the effective tax rate differences (dollars in millions) was as follows:

                                                  FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                                  ------------------
                                                  2011   2010   2009
                                                  ----   ----   ----
Tax rate times pre-tax income                     $ --   $59    $38
Effect of:
   Goodwill                                         36    --     --
   Separate account dividend received deduction     (3)   (3)    (2)
   Other items                                      (1)   (1)    (1)
                                                  ----   ---    ---
      Federal income tax expense (benefit)        $ 32   $55    $35
                                                  ====   ===    ===
Effective tax rate                                 N/M    33%    32%
                                                  ====   ===    ===

The effective tax rate is a ratio of tax expense over pre-tax income. Since the pre-tax income of $1 million resulted in tax expense of $32 million in 2011, the effective tax rate was not meaningful. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax asset (liability) (in millions) was as follows:

                                                AS OF DECEMBER 31,
                                                ------------------
                                                   2011    2010
                                                  -----   -----
Current                                           $ (27)  $ (24)
Deferred                                           (379)   (259)
                                                  -----   -----
   Total federal income tax asset (liability)     $(406)  $(283)
                                                  =====   =====

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                           AS OF DECEMBER 31,
                                                           ------------------
                                                               2011    2010
                                                              -----   -----
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds      $  32   $  66
Investments                                                      11      11
Net capital loss carryforward                                     6       9
Guarantee assessments                                             6      --
Other                                                             4       4
                                                              -----   -----
Total deferred tax assets                                        59      90
                                                              -----   -----
DEFERRED TAX LIABILITIES
DAC                                                             130     140
VOBA                                                             70     112
Net unrealized gain on AFS securities                           222      82
Other                                                            16      15
                                                              -----   -----
   Total deferred tax liabilities                               438     349
                                                              -----   -----
      Net deferred tax asset (liability)                      $(379)  $(259)
                                                              =====   =====

As of December 31, 2011, LLANY had net capital loss carryforwards of $9 million and $9 million which will expire in 2014 and 2015, respectively. We believe that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As of December 31, 2011 and 2010, $7 million and $6 million of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2012 in the range of none to $3 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                              FOR THE
                                            YEARS ENDED
                                            DECEMBER 31,
                                            ------------
                                            2011   2010
                                            ----   -----
Balance as of beginning-of-year             $22    $ 24
   Increases for prior year tax positions     1      --
   Decreases for prior year tax positions    (1)     (2)
                                            ---    ----
      Balance as of end-of-year             $22    $ 22
                                            ===    ====

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2011, 2010, and 2009, we recognized interest and penalty expense related to uncertain tax positions of $1 million in each year. We had accrued interest and penalty expense related to the unrecognized tax benefits of $5 million and $4 million as of December 31, 2011 and 2010, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the second quarter of 2010, the IRS completed its examination for tax years 2005 and 2006 resulting in a proposed assessment. Also, during the second quarter of 2010, the IRS completed its examination of tax year 2006 for the former Jefferson-Pilot Corporation and its subsidiaries. We believe a portion of the assessments is inconsistent with existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition. We are currently under audit by the IRS for years 2007 and 2008. The Jefferson-Pilot subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson-Pilot LifeAmerica Insurance Company, the IRS is examining the tax year ended April 1, 2007.

6. DAC, VOBA, DSI AND DFEL

Changes in DAC (in millions) were as follows:


                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                     ------------------
                                                     2011   2010   2009
                                                     ----   ----   ----
Balance as of beginning-of-year                      $412   $439   $460
   Deferrals                                           82     72     76
   Amortization, net of interest:
      Prospective unlocking -- assumption changes     (21)    (6)    --
      Prospective unlocking -- model refinements       20     (4)    --
      Retrospective unlocking                          (1)     9      3
      Other amortization                              (44)   (50)   (40)
   Adjustment related to realized (gains) losses        2      2     20
   Adjustment related to unrealized (gains) losses    (65)   (50)   (80)
                                                     ----   ----   ----
         Balance as of end-of-year                   $385   $412   $439
                                                     ====   ====   ====

Changes in VOBA (in millions) were as follows:

                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------
                                                     2011   2010    2009
                                                     ----   ----   -----
Balance as of beginning-of-year                      $319   $417   $ 655
   Deferrals                                            1      1       2
   Amortization:
      Prospective unlocking -- assumption changes     (31)    21       3
      Prospective unlocking -- model refinements        9     (2)     --
      Retrospective unlocking                           8     (2)     (2)
      Other amortization                              (59)   (68)    (73)
   Accretion of interest(1)                            20     22      24
   Adjustment related to realized (gains) losses       --     --       6
   Adjustment related to unrealized (gains) losses    (67)   (70)   (198)
                                                     ----   ----   -----
         Balance as of end-of-year                   $200   $319   $ 417
                                                     ====   ====   =====

----------
(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 3.40% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2011, was as follows:

2012   $20
2013    18
2014    17
2015    16
2016    15

Changes in DSI (in millions) were as follows:

                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------
                                                      2011   2010   2009
                                                      ----   ----   ----
Balance as of beginning-of-year                       $13    $16    $14
   Deferrals                                            1      3      3
   Amortization, net of interest:
      Other amortization                               (2)    (2)    (1)
   Adjustment related to unrealized (gains) losses     --     (4)    --
                                                      ---    ---    ---
         Balance as of end-of-year                    $12    $13    $16
                                                      ===    ===    ===

Changes in DFEL (in millions) were as follows:


                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                     --------------------
                                                      2011    2010   2009
                                                     -----   -----   ----
Balance as of beginning-of-year                      $101    $ 87    $ 65
   Deferrals                                           40      35      34
   Amortization, net of interest:
      Prospective unlocking -- assumption changes      (8)     (2)     (1)
      Prospective unlocking -- model refinements        2       1      --
      Retrospective unlocking                          --       1      (1)
      Other amortization                              (11)    (13)    (10)
   Adjustment related to unrealized (gains) losses    (42)     (8)     --
                                                     ----    ----    ----
         Balance as of end-of-year                   $ 82    $101    $ 87
                                                     ====    ====    ====

7. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Income (Loss):

                                                  FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                                 ---------------------
                                                  2011    2010    2009
                                                 -----   -----   -----
Direct insurance premiums and fees               $ 553   $ 529   $ 502
Reinsurance ceded                                 (159)   (143)   (143)
                                                 -----   -----   -----
   Total insurance premiums and fees             $ 394   $ 386   $ 359
                                                 =====   =====   =====
Direct insurance benefits                        $ 458   $ 425   $ 365
Reinsurance recoveries netted against benefits   $(184)   (171)   (140)
                                                 -----   -----   -----
   Total benefits                                $ 274   $ 254   $ 225
                                                 =====   =====   =====

We cede insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 21, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 30% to 35% of the total mortality risk on newly issued life insurance contracts. Our policy for this program is to retain no more than $11 million on a single insured life issued on fixed, VUL and term life insurance contracts. The retention per single insured life for corporate-owned life insurance is less than $1 million. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2011, the reserves associated with these reinsurance arrangements totaled $5 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

Reinsurance contracts do not relieve an insurer from its primarily obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us. We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.

8. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                      FOR THE YEAR ENDED DECEMBER 31, 2011
                    ------------------------------------------------------------------------
                    ACQUISITION   CUMULATIVE
                      BALANCE     IMPAIRMENT
                       AS OF         AS OF     ACQUISITION                          BALANCE
                    BEGINNING-    BEGINNING-   ACCOUNTING                         AS OF END-
                      OF-YEAR       OF-YEAR    ADJUSTMENTS   IMPAIRMENT   OTHER     OF-YEAR
                    -----------   ----------   -----------   ----------   -----   ----------
Annuities               $ 26          $--          $--         $  --       $--        $26
Life Insurance           136           --           --          (102)       --         34
                        ----          ---          ---         -----       ---        ---
   Total goodwill       $162          $--          $--         $(102)      $--        $60
                        ====          ===          ===         =====       ===        ===

                                      FOR THE YEAR ENDED DECEMBER 31, 2010
                    ------------------------------------------------------------------------
                    ACQUISITION   CUMULATIVE
                      BALANCE     IMPAIRMENT
                       AS OF         AS OF     ACQUISITION                          BALANCE
                    BEGINNING-    BEGINNING-   ACCOUNTING                         AS OF END-
                      OF-YEAR       OF-YEAR    ADJUSTMENTS   IMPAIRMENT   OTHER     OF-YEAR
                    -----------   ----------   -----------   ----------   -----   ----------
Annuities               $ 26          $--          $--          $--        $--       $ 26
Life Insurance           136           --           --           --         --        136
                        ----          ---          ---          ---        ---       ----
   Total goodwill       $162          $--          $--          $--        $--       $162
                        ====          ===          ===          ===        ===       ====

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of our own share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2011, our Annuities reporting unit passed the Step 1 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance, we recorded goodwill impairment that was attributable primarily to marketplace dynamics, including product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although the carrying value of the net assets was within the estimated fair value range for our Life Insurance reporting unit, we deemed it necessary to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of the Life Insurance reporting unit, we determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2009, all of our reporting units passed the Step 1 analysis.

The gross carrying amounts and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment were as follows:

                                  AS OF DECEMBER 31,
                  -------------------------------------------------
                            2011                     2010
                  -----------------------   -----------------------
                    GROSS                    GROSS
                  CARRYING    ACCUMULATED   CARRYING   ACCUMULATED
                   AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                  --------   ------------   --------   ------------
Life Insurance:
   Sales force       $7           $2           $7           $1

Future estimated amortization of the specifically identifiable intangible asset was immaterial as of December 31, 2011.

9. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                            AS OF DECEMBER 31,
                                           -------------------
                                             2011       2010
                                           --------   --------
RETURN OF NET DEPOSITS
Total account value                        $  1,993   $  1,834
Net amount at risk(1)                            47         25
Average attained age of contract holders   55 YEARS   54 years
MINIMUM RETURN
Average attained age of contract holders   80 YEARS   79 years
Guaranteed minimum return                         5%         5%
ANNIVERSARY CONTRACT VALUE
Total account value                        $    926   $    995
Net amount at risk(1)                           116         78
Average attained age of contract holders   66 YEARS   66 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The increase in net amount at risk when comparing December 31, 2011, to December 31, 2010, was attributable primarily to the decline in international equity markets during 2011.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                  FOR THE YEARS ENDED
                                      DECEMBER 31,
                                  -------------------
                                  2011   2010   2009
                                  ----   ----   ----
Balance as of beginning-of-year   $ 1    $ 2    $ 8
   Changes in reserves              3     --     --
   Benefits paid                   (2)    (1)    (6)
                                  ---    ---    ---
      Balance as of end-of-year   $ 2    $ 1    $ 2
                                  ===    ===    ===

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                                            AS OF DECEMBER 31,
                                                            ------------------
                                                              2011     2010
                                                             ------   ------
ASSET TYPE
Domestic equity                                              $  962   $  990
International equity                                            424      454
Bonds                                                           581      479
Money market                                                    188      184
                                                             ------   ------
   Total                                                     $2,155   $2,107
                                                             ======   ======
Percent of total variable annuity separate account values        89%      89%

Future contract benefits also includes reserves for our products with secondary guarantees for our products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 11% of permanent life insurance in force as of December 31, 2011, and approximately 54% of total sales for these products for the year ended December 31, 2011.

10. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws and securities laws.

We are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2011. While the potential future charges could be material in the periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LLANY's financial position.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned under state laws, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2011, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business. However, we do have a concentration in a market and geographic area in which business is conducted. For the year ended December 31, 2011, approximately 90% of the premiums, on the basis of SAP, were generated in New York.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The accrual for expected assessments was $17 million and less than $1 million as of December 31, 2011 and 2010.

11. SHARES AND STOCKHOLDERS' EQUITY

All authorized and issued shares of LLANY are owned by LNL.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                                                                      FOR THE YEARS ENDED
                                                                                          DECEMBER 31,
                                                                                     ---------------------
                                                                                      2011    2010    2009
                                                                                     -----   -----   -----
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year                                                      $  69   $ (19)  $(211)
   Cumulative effect from adoption of new accounting standards                          --      --     (11)
   Unrealized holding gains (losses) arising during the year                           366     252     541
   Change in DAC, VOBA, DSI and other contract holder funds                           (107)   (123)   (282)
   Income tax benefit (expense)                                                        (99)    (51)    (98)
   Less:
      Reclassification adjustment for gains (losses) included in net income (loss)     (29)    (22)    (90)
      Associated amortization of DAC, VOBA, DSI and DFEL                                 4       6      25
      Income tax benefit (expense)                                                       9       6      23
                                                                                     -----   -----   -----
         Balance as of end-of-year                                                   $ 245   $  69   $ (19)
                                                                                     =====   =====   =====
UNREALIZED OTTI ON AFS SECURITIES
Balance as of beginning-of-year                                                      $ (10)  $ (12)  $  --
(Increases) attributable to:
   Cumulative effect from adoption of new accounting standards                          --      --      (5)
   Gross OTTI recognized in OCI during the year                                         (8)     (6)    (46)
   Change in DAC, VOBA, DSI and DFEL                                                     1       1      15
   Income tax benefit (expense)                                                          3       2      11
Decreases attributable to:
   Sales, maturities or other settlements of AFS securities                             11      12      26
   Change in DAC, VOBA, DSI and DFEL                                                    (2)     (4)     (6)
   Income tax benefit (expense)                                                         (3)     (3)     (7)
                                                                                     -----   -----   -----
         Balance as of end-of-year                                                   $  (8)  $ (10)  $ (12)
                                                                                     =====   =====   =====
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                                                      $   1   $   1   $   1
                                                                                     -----   -----   -----
         Balance as of end-of-year                                                   $   1   $   1   $   1
                                                                                     =====   =====   =====

12. REALIZED GAIN (LOSS)

Details underlying realized gain (loss) (in millions) reported on our Statements of Income (Loss) were as follows:

                                                               FOR THE YEARS ENDED
                                                                   DECEMBER 31,
                                                               -------------------
                                                               2011   2010   2009
                                                               ----   ----   ----
Total realized gain (loss) related to certain investments(1)   $(26)  $(15)  $(66)
Variable annuity net derivatives results:(2)
   Gross gain (loss)                                             --     --      1
   Associated amortization of DAC, VOBA, DSI and DFEL            (1)    (2)    --
                                                               ----   ----   ----
      Total realized gain (loss)                               $(27)  $(17)  $(65)
                                                               ====   ====   ====

----------
(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     3.

(2)  Represents the change in embedded derivative reserves of our GLB products.

13. UNDERWRITING, ACQUISITION, INSURANCE AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                                           FOR THE YEARS ENDED
                                                               DECEMBER 31,
                                                           -------------------
                                                            2011   2010   2009
                                                            ----   ----   ----
Commissions                                                 $ 80   $ 74   $ 71
General and administrative expenses                           68     61     65
DAC and VOBA deferrals and interest, net of amortization      16      7      7
Taxes, licenses and fees                                      36     16     16
                                                            ----   ----   ----
   Total                                                    $200   $158   $159
                                                            ====   ====   ====

14. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees. In addition, LNC and LNL maintain supplemental retirement plans for certain employees that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plans' benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the dates the plans were frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

15. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and LNL sponsor defined contribution plans for eligible employees and agents, including those of LLANY, which includes money purchase plans. LNC and LNL make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2011, 2010 and 2009, expenses (income) for these plans were approximately $2 million and are reported in the underwriting, acquisition, insurance and other expenses on our Statements of Income.


DEFERRED COMPENSATION PLANS

LNC and LNL sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors. LLANY participates in five of these deferred compensation plans. LLANY's associated liability for these plans was approximately $1 million as of December 31, 2011 and 2010, which is reported in other liabilities on our Balance Sheets.

DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. LNC makes matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of LNC contributions are calculated in accordance with the plan document. Our expenses for this plan were less than $1 million for the years ended December 31, 2011, 2010, and 2009.

DEFERRED COMPENSATION PLANS FOR AGENTS

LNL sponsors three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of these plans, LNL agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. LNL makes matching contributions based upon amounts placed into the plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of LNL's contributions are calculated in accordance with the plans' documents. Our expenses for these plans were not significant for the years ended December 31, 2011, 2010, and 2009.

16. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), SARs, restricted stock units and restricted stock awards ("nonvested stock"). LNC has a policy of issuing new shares to satisfy option exercises. Total compensation expense for stock-based incentive compensation plans was not material for the years ended December 31, 2011, 2010 and 2009.

17. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the New York Department of Insurance, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

                      AS OF DECEMBER 31,
                      ------------------
                          2011   2010
                          ----   ----
Capital and surplus       $586   $794

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                             -------------------
                                              2011   2010   2009
                                             -----   ----   ----
Net gain (loss) from operations, after-tax   $ (99)   $73   $107
Net income (loss)                             (121)    55     13
Dividends to LNL                                73     80     --

The decrease in statutory net income (loss) for the year ended December 31, 2011, from that of 2010, was primarily due to an increase in reserves on variable annuity products as a result of the low interest rate environment during 2011.

The increase in statutory net income (loss) for the year ended December 31, 2010, from that of 2009, was primarily due to a significant decrease in realized losses on investments due to improving market conditions throughout 2010.

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York. We also have an accounting practice permitted by our state of domicile that differs from that found in NAIC SAP. Specifically, the use of a more conservative valuation interest rate on certain annuities as of December 31, 2011 and 2010.

The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

                                                   AS OF DECEMBER 31,
                                                   ------------------
                                                       2011   2010
                                                       ----   ----
Calculation of reserves using continuous CARVM          (2)    (5)
Conservative valuation rate on certain annuities        (1)    (1)

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Under New York laws and regulations, we may pay dividends to LNL without prior approval from the Superintendent of the New York Department of Insurance provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation. The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year-end or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We may not pay any dividends in 2012 without New York Department of Insurance approval.

18. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                    AS OF DECEMBER 31,
                                                         ---------------------------------------
                                                                2011                 2010
                                                         ------------------   ------------------
                                                         CARRYING     FAIR    CARRYING    FAIR
                                                           VALUE     VALUE      VALUE     VALUE
                                                         --------   -------   --------   -------
ASSETS
AFS securities:
   Fixed maturity securities                             $ 7,288    $ 7,288   $ 6,659    $ 6,659
   Equity securities                                           3          3         3          3
Mortgage loans on real estate                                264        289       225        243
Other investments                                              1          1         1          1
Cash and invested cash                                        17         17        48         48
Separate account assets                                    2,677      2,677     2,660      2,660
LIABILITIES
Future contract benefits:
   GLB reserves embedded derivatives                        (101)      (101)      (24)       (24)
Other contract holder funds:
   Remaining guaranteed interest and similar contracts       (94)       (94)      (98)       (98)
   Account values of certain investment contracts         (1,386)    (1,545)   (1,396)    (1,442)
Other liabilities:
   Deferred compensation plans embedded derivatives           (1)        (1)       (1)        (1)

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS

The carrying value of our assets classified as other investments approximates their fair value. Other investments include other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2011 and 2010, the remaining guaranteed interest and similar contracts carrying value approximates fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2011, or December 31, 2010, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                    AS OF DECEMBER 31, 2011
                                                      --------------------------------------------------
                                                         QUOTED
                                                         PRICES
                                                       IN ACTIVE
                                                      MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                       IDENTICAL     OBSERVABLE   UNOBSERVABLE    TOTAL
                                                         ASSETS        INPUTS       INPUTS        FAIR
                                                       (LEVEL 1)      (LEVEL 2)    (LEVEL 3)      VALUE
                                                      -----------   -----------   ------------   -------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 5          $5,641        $ 140       $5,786
      U.S. Government bonds                                34              --            1           35
      Foreign government bonds                             --              57           --           57
      RMBS                                                 --             838            2          840
      CMBS                                                 --             122            4          126
      CDOs                                                 --              --            3            3
      State and municipal bonds                            --             330           --          330
      Hybrid and redeemable preferred securities           --             101           10          111
   Equity AFS securities                                    3              --           --            3
Cash and invested cash                                     --              17           --           17
Separate account assets                                    --           2,677           --        2,677
                                                          ---          ------        -----       ------
         Total assets                                     $42          $9,783        $ 160       $9,985
                                                          ===          ======        =====       ======
LIABILITIES
Future contract benefits:
   GLB reserves embedded derivatives                      $--          $   --        $(101)      $ (101)
Other liabilities:
   Deferred compensation plans embedded derivatives        --              --           (1)          (1)
                                                          ---          ------        -----       ------
         Total liabilities                                $--          $   --        $(102)      $ (102)
                                                          ===          ======        =====       ======

                                                                    AS OF DECEMBER 31, 2010
                                                      --------------------------------------------------
                                                        QUOTED
                                                        PRICES
                                                       IN ACTIVE
                                                      MARKETS FOR   SIGNIFICANT    SIGNIFICANT
                                                       IDENTICAL     OBSERVABLE   UNOBSERVABLE   TOTAL
                                                        ASSETS         INPUTS        INPUTS       FAIR
                                                       (LEVEL 1)     (LEVEL 2)      (LEVEL 3)    VALUE
                                                      -----------   -----------   ------------   -------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 5          $4,996        $139        $5,140
      U.S. Government bonds                                32              --           1            33
      Foreign government bonds                             --              29           1            30
      RMBS                                                 --             897           2           899
      CMBS                                                 --             168          15           183
      CDOs                                                 --              --           3             3
      State and municipal bonds                            --             250          --           250
      Hybrid and redeemable preferred securities           --             117           4           121
   Equity AFS securities                                    3              --          --             3
Cash and invested cash                                     --              48          --            48
Separate account assets                                    --           2,660          --         2,660
                                                          ---          ------        -----       ------
         Total assets                                     $40          $9,165        $165        $9,370
                                                          ===          ======        =====       ======
LIABILITIES
Future contract benefits:
   GLB reserves embedded derivatives                      $--          $   --        $(24)       $  (24)
Other liabilities:
   Deferred compensation plans embedded derivatives        --              --          (1)           (1)
                                                          ---          ------        -----       ------
         Total liabilities                                $--          $   --        $(25)       $  (25)
                                                          ===          ======        =====       ======

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2011
                                                         -------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                            ISSUANCES,    TRANSFERS
                                                                      ITEMS                   SALES,        IN OR
                                                                     INCLUDED    GAINS     MATURITIES,      OUT
                                                         BEGINNING      IN      (LOSSES)   SETTLEMENTS,      OF       ENDING
                                                            FAIR       NET         IN         CALLS,       LEVEL 3,    FAIR
                                                           VALUE      INCOME       OCI         NET          NET(1)     VALUE
                                                         ---------   --------   --------   ------------   ---------   ------
Investments:(2)
   Fixed maturity AFS securities:
      Corporate bonds                                      $139        $  3       $  1        $ (7)         $  4      $ 140
      U.S. Government bonds                                   1          --         --          --            --          1
      Foreign government bonds                                1          --         --          --            (1)        --
      RMBS                                                    2          --         --          --            --          2
      CMBS                                                   15         (10)        13         (14)           --          4
      CDOs                                                    3          --         --          --            --          3
      Hybrid and redeemable preferred securities              4          --          3          (6)            9         10
Future contract benefits:(3)
   GLB reserves embedded derivatives                        (24)        (77)        --          --            --       (101)
Other liabilities:
   Deferred compensation plans embedded derivatives(4)       (1)         --         --          --            --         (1)
                                                           ----        ----       ----        ----          ----      -----
         Total, net                                        $140        $(84)      $ 17        $(27)         $ 12      $  58
                                                           ====        ====       ====        ====          ====      =====

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2010
                                                         -------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                            ISSUANCES,    TRANSFERS
                                                                       ITEMS                  SALES,        IN OR
                                                                     INCLUDED    GAINS     MATURITIES,       OUT
                                                         BEGINNING      IN      (LOSSES)   SETTLEMENTS,      OF       ENDING
                                                            FAIR        NET        IN         CALLS,       LEVEL 3,    FAIR
                                                            VALUE     INCOME       OCI         NET          NET(1)     VALUE
                                                         ---------   --------   --------   ------------   ---------   ------
Investments:(2)
   Fixed maturity AFS securities:
      Corporate bonds                                      $160        $ 1        $  6        $(10)         $(18)      $139
      U.S. Government bonds                                  --         --          --          --             1          1
      Foreign government bonds                               --         --          --          --             1          1
      RMBS                                                    3         --          --          (1)           --          2
      CMBS                                                   51         (5)         12         (14)          (29)        15
      CDOs                                                    3         --          --          --            --          3
      Hybrid and redeemable preferred securities             14         --         (10)         --            --          4
Future contract benefits:(3)
   GLB reserves embedded derivatives                        (32)         8          --          --            --        (24)
Other liabilities:
   Deferred compensation plans embedded derivatives(4)       (2)        (2)         --           3            --         (1)
                                                           ----        ---        ----        ----          ----       ----
         Total, net                                        $197        $ 2        $  8        $(22)         $(45)      $140
                                                           ====        ===        ====        ====          ====       ====

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2009
                                                         -------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                            ISSUANCES,    TRANSFERS
                                                                       ITEMS                  SALES,        IN OR
                                                                     INCLUDED     GAINS     MATURITIES,      OUT
                                                         BEGINNING      IN      (LOSSES)   SETTLEMENTS,      OF       ENDING
                                                            FAIR        NET        IN         CALLS,       LEVEL 3,    FAIR
                                                            VALUE     INCOME       OCI         NET          NET(1)     VALUE
                                                         ---------   --------   --------   ------------   ---------   ------
Investments:(2)
   Fixed maturity AFS securities:
      Corporate bonds                                      $ 176       $(2)       $ 3         $ 6           $(23)      $160
      RMBS                                                    22        --         --          (1)           (18)         3
      CMBS                                                    42        --         12          (3)            --         51
      CDOs                                                     4        --          2          (3)            --          3
      State and municipal bonds                               37        --         --          (5)           (32)        --
      Hybrid and redeemable preferred securities               6        --          8          --             --         14
Future contract benefits:(3)
   GLB reserves embedded derivatives                        (124)       92         --          --             --        (32)
Other liabilities:
   Deferred compensation plans embedded derivatives(4)        (2)       (5)        --           5             --         (2)
                                                           -----       ---        ----        ----          ----       ----
         Total, net                                        $ 161       $85        $25         $(1)          $(73)      $197
                                                           =====       ===        ====        ====          ====       ====

----------
(1) Transfers in or out of Level 3 for AFS are displayed at amortized cost as of the beginning-of-period. For AFS, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(2) Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Statements of Income (Loss).

(3) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Statements of Income (Loss).

(4) Deferrals and subsequent changes in fair value for the participants' investment options are reported in underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements, calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits (in millions) as reported above:

                                                               FOR THE YEAR ENDED DECEMBER 31, 2011
                                                   ------------------------------------------------------------
                                                   ISSUANCES   SALES   MATURITIES   SETTLEMENTS   CALLS   TOTAL
                                                   ---------   -----   ----------   -----------   -----   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                 $14      $ (6)      $(6)         $ (8)      $ (1)   $ (7)
      CMBS                                             --       (12)       --            (2)        --     (14)
      Hybrid and redeemable preferred securities       --        (6)       --            --         --      (6)
                                                      ---      ----       ---          ----       ----    ----
         Total, net                                   $14      $(24)      $(6)         $(10)      $ (1)   $(27)
                                                      ===      ====       ===          ====       ====    ====

The following summarizes changes in unrealized gains (losses) included in net income, excluding any impact of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                          2011   2010   2009
                                                          ----   ----   ----
Investments:(1)
   GLB reserves embedded derivatives                      $(69)  $16    $99
Other liabilities:
   Deferred compensation plans embedded derivatives(2)      --    (2)    (5)
                                                          ----   ---    ---
      Total, net                                          $(69)  $14    $94
                                                          ====   ===    ===

----------
(1)  Included in realized gain (loss) on our Statements of Income (Loss).

(2) Included in underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------
                                                                2011                            2010
                                                   -----------------------------   -----------------------------
                                                   TRANSFERS   TRANSFERS           TRANSFERS   TRANSFERS
                                                     IN TO       OUT OF              IN TO       OUT OF
                                                    LEVEL 3     LEVEL 3    TOTAL    LEVEL 3      LEVEL 3   TOTAL
                                                   ---------   ---------   -----   ---------   ---------   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                 $24        $(20)      $ 4       $ 5        $ (23)    $(18)
      U.S. Government bonds                            --          --        --         1           --        1
      Foreign government bonds                         --          (1)       (1)        1           --        1
      CMBS                                             --          --        --         1          (30)     (29)
      Hybrid and redeemable preferred securities        9          --         9        --           --       --
                                                      ---        ----       ---       ---         ----     ----
         Total, net                                   $33        $(21)      $12       $ 8         $(53)    $(45)
                                                      ===        ====       ===       ===         ====     ====

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2011 and 2010, our corporate bonds and CMBS transfers in and out were attributable primarily to the securities' observable market information being available or no longer being available, respectively. For the years ended December 31, 2011 and 2010, there were no significant transfers between Level 1 and 2 of the fair value hierarchy.

19. SEGMENT INFORMATION

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Plan Services segment provides employer-sponsored variable and fixed annuities, defined benefit, individual retirement accounts and mutual-fund based programs in the retirement plan marketplaces.

The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to the excess capital, other corporate investments, and benefit plan net liability.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized gain (loss)"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of derivative instruments, embedded derivatives within certain reinsurance arrangements and our trading securities;

     - Change in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;

     - Change in the GLB embedded derivative reserves, net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC.

- Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income (loss) from the initial adoption of new accounting standards;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

     -    Excluded realized gain (loss);

     - Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

     - Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

     - Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                         -------------------
                                         2011   2010   2009
                                         ----   ----   -----
REVENUES
Operating revenues:
   Annuities                             $115   $111   $ 99
   Retirement Plan Services                56     53     52
   Life Insurance                         555    563    550
   Group Protection                        73     62     48
   Other Operations                        16     18     20
Excluded realized gain (loss), pre-tax    (31)   (20)   (68)
                                         ----   ----   -----
   Total revenues                        $784   $787   $ 701
                                         ====   ====   =====

                                           FOR THE YEARS ENDED
                                               DECEMBER 31,
                                           -------------------
                                            2011   2010   2009
                                           -----   ----   ----
NET INCOME (LOSS)
Income (loss) from operations:
   Annuities                               $  22   $ 22   $ 22
   Retirement Plan Services                    5     (1)     3
   Life Insurance                             64     96     80
   Group Protection                            1     (2)    --
   Other Operations                           (1)    11     12
Excluded realized gain (loss), after-tax     (20)   (13)   (44)
Impairment of intangibles, after-tax        (102)    --     --
                                           -----   ----   ----
   Net income (loss)                       $ (31)  $113   $ 73
                                           =====   ====   ====

                                 FOR THE YEARS ENDED
                                     DECEMBER 31,
                                 -------------------
                                  2011   2010   2009
                                  ----   ----   ----
NET INVESTMENT INCOME
Annuities                         $ 66   $ 69   $ 62
Retirement Plan Services            51     49     48
Life Insurance                     278    277    274
Group Protection                     6      5      4
Other Operations                    16     18     20
                                  ----   ----   ----
   Total net investment income    $417   $418   $408
                                  ====   ====   ====

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                          2011   2010   2009
                                                          ----   ----   ----
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Annuities                                                  $16    $15   $10
Retirement Plan Services                                     1     10     7
Life Insurance                                              80     53    66
Group Protection                                             2      2     3
                                                           ---    ---   ---
   Total amortization of DAC and VOBA, net of interest     $99    $80   $85
                                                           ===    ===   ===

                                                FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                                -------------------
                                                2011   2010   2009
                                                ----   ----   -----
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Annuities                                       $  6   $ 7    $  8
Retirement Plan Services                           2    (1)      2
Life Insurance                                    34    51      43
Group Protection                                   1    (1)     --
Other Operations                                  (1)    6       6
Excluded realized gain (loss)                    (10)   (7)    (24)
                                                ----   ---    ----
   Total federal income tax expense (benefit)   $ 32   $55    $ 35
                                                ====   ===    ====


                           AS OF DECEMBER 31,
                           ------------------
                             2011      2010
                           -------   --------
ASSETS
Annuities                  $ 3,775   $ 3,542
Retirement Plan Services     1,460     1,337
Life Insurance               6,627     6,387
Group Protection               124       102
Other Operations                99       268
                           -------   -------
   Total assets            $12,085   $11,636
                           =======   =======

20. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                               FOR THE YEARS ENDED
                                   DECEMBER 31,
                               -------------------
                               2011   2010   2009
                               ----   ----   -----
Income taxes paid (received)    $17    $15    $(9)
                                ===    ===    ===

21. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our financial statements were as follows:

                                     AS OF DECEMBER 31,
                                     ------------------
                                         2011   2010
                                         ----   ----
Assets with affiliates:
   Service agreement receivable(1)       $(8)   $16
   Ceded reinsurance contracts(2)         122    45
   Ceded reinsurance contracts(3)          13    19

                                                     FOR THE YEARS ENDED
                                                        DECEMBER 31,
                                                     -------------------
                                                     2011   2010   2009
                                                     ----   ----   ----
Revenues with affiliates:
   Premiums paid on ceded reinsurance contracts(4)   $(17)  $(10)  $(17)
   Fees for management of general account(5)           --     --     (4)
Benefits and expenses with affiliates:
   Service agreement payments(6)                       65     57     59

----------
(1)  Reported in other assets on our Balance Sheets.

(2)  Reported in reinsurance recoverables on our Balance Sheets.

(3)  Reported in reinsurance related embedded derivatives on our Balance Sheets.

(4)  Reported in insurance premiums on our Statements of Income (Loss).

(5)  Reported in net investment income on our Statements of Income (Loss).

(6) Reported in underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss).

SERVICE AGREEMENT

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: investments by product, assets under management, weighted policies in force, headcount and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

CEDED REINSURANCE CONTRACTS

We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd.

                LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                                                                                            MORTALITY &
                                                                                                              EXPENSE
                                                                 CONTRACT                     CONTRACT       GUARANTEE
                                                                 PURCHASES                   REDEMPTIONS      CHARGES
                                                                 DUE FROM                      DUE TO       PAYABLE TO
                                                              LINCOLN LIFE &               LINCOLN LIFE   LINCOLN LIFE
                                                                  ANNUITY                    & ANNUITY      & ANNUITY
                                                                  COMPANY        TOTAL         COMPANY        COMPANY
SUBACCOUNT                                      INVESTMENTS     OF NEW YORK      ASSETS      OF NEW YORK    OF NEW YORK  NET ASSETS
----------------------------------------------  ------------  --------------  -----------  -------------  -------------  -----------
ABVPSF Global Thematic Growth Class B            $ 1,791,203      $   --      $ 1,791,203      $  706         $   98     $ 1,790,399
ABVPSF Growth Class B                                738,004         116          738,120          --             41         738,079
ABVPSF Growth and Income Class B                     660,062          --          660,062         449             36         659,577
American Century VP Balanced Class I               9,343,234         369        9,343,603          --            514       9,343,089
American Century VP Inflation Protection
   Class I                                           504,253          65          504,318          --             28         504,290
American Funds Global Growth Class 2               2,786,253         367        2,786,620          --            153       2,786,467
American Funds Growth Class 2                     14,412,553          --       14,412,553         344            791      14,411,418
American Funds Growth-Income Class 2               4,649,598         636        4,650,234          --            255       4,649,979
American Funds International Class 2               5,543,659          --        5,543,659         884            303       5,542,472
BlackRock Global Allocation V.I. Class I             311,881          57          311,938          --             17         311,921
Delaware VIP Diversified Income Standard Class     2,239,155          --        2,239,155         106            122       2,238,927
Delaware VIP High Yield Standard Class             1,275,158         276        1,275,434          --             70       1,275,364
Delaware VIP REIT Service Class                    8,035,945         764        8,036,709          --            442       8,036,267
Delaware VIP Small Cap Value Service Class         4,160,993         342        4,161,335          --            230       4,161,105
Delaware VIP Smid Cap Growth Service Class         1,905,075         396        1,905,471          --            105       1,905,366
Dreyfus Opportunistic Small Cap Initial Class     10,946,321         640       10,946,961          --            601      10,946,360
Dreyfus Stock Index Initial Class                 26,969,036       1,849       26,970,885          --          1,484      26,969,401
DWS VIP Alternative Asset Allocation Plus
   Class A                                            93,590          11           93,601          --              5          93,596
DWS VIP Equity 500 Index Class A                   2,121,336          --        2,121,336         485            117       2,120,734
DWS VIP Small Cap Index Class A                    1,432,068         185        1,432,253          --             79       1,432,174
Fidelity VIP Asset Manager Initial Class          20,989,456       1,041       20,990,497          --          1,150      20,989,347
Fidelity VIP Contrafund Service Class 2            9,632,884         617        9,633,501          --            529       9,632,972
Fidelity VIP Equity-Income Initial Class          22,541,893       1,471       22,543,364          --          1,239      22,542,125
Fidelity VIP Growth Initial Class                 39,149,761          --       39,149,761       8,928          2,153      39,138,680
Fidelity VIP Money Market Initial Class               51,814          --           51,814       3,110             --          48,704
Janus Aspen Series Worldwide Institutional
   Class                                           5,856,157          --        5,856,157       1,750            321       5,854,086
LVIP Baron Growth Opportunities Service Class     11,983,278         567       11,983,845          --            660      11,983,185
LVIP Cohen & Steers Global Real Estate
   Standard Class                                    106,393         105          106,498          --              6         106,492
LVIP Delaware Bond Standard Class                  3,471,284         830        3,472,114          --            190       3,471,924
LVIP Delaware Diversified Floating Rate
   Service Class                                         139          --              139          --             --             139
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                     35,986          80           36,066          --              2          36,064
LVIP Delaware Foundation Conservative
   Allocation Standard Class                         431,337          --          431,337           1             24         431,312
LVIP Delaware Foundation Moderate Allocation
   Standard Class                                     28,690         100           28,790          --              2          28,788
LVIP Delaware Growth and Income Standard Class     2,475,026         156        2,475,182          --            136       2,475,046
LVIP Delaware Social Awareness Standard Class      4,061,678         213        4,061,891          --            223       4,061,668
LVIP Global Income Standard Class                    147,179           9          147,188          --              8         147,180
LVIP Janus Capital Appreciation Standard Class     1,219,251         276        1,219,527          --             67       1,219,460
LVIP Mondrian International Value Standard
   Class                                           2,861,628         249        2,861,877          --            156       2,861,721
LVIP Protected Profile 2010 Standard Class           140,816         100          140,916          --              8         140,908
LVIP Protected Profile 2020 Standard Class           719,656         326          719,982          --             39         719,943
LVIP Protected Profile 2030 Standard Class           433,954         293          434,247          --             24         434,223
LVIP Protected Profile 2040 Standard Class           480,746         163          480,909          --             26         480,883
LVIP Protected Profile 2050 Standard Class            13,545          --           13,545          --              1          13,544
LVIP Protected Profile Conservative Standard
   Class                                             688,633         690          689,323          --             38         689,285
LVIP Protected Profile Growth Standard Class       3,036,740         505        3,037,245          --            167       3,037,078
LVIP Protected Profile Moderate Standard Class     1,877,996         773        1,878,769          --            103       1,878,666
LVIP SSgA Bond Index Standard Class                  119,136          --          119,136          --              7         119,129
LVIP SSgA Emerging Markets 100 Standard Class        563,472          38          563,510          --             31         563,479
LVIP SSgA Global Tactical Allocation Standard
   Class                                             915,776         143          915,919          --             50         915,869
LVIP SSgA International Index Standard Class          26,248          --           26,248          --              1          26,247
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                  9,375,855         878        9,376,733          --            515       9,376,218
NB AMT Mid-Cap Growth I Class                      4,725,911         663        4,726,574          --            260       4,726,314
NB AMT Partners I Class                            3,724,049         835        3,724,884          --            205       3,724,679
T. Rowe Price International Stock Class I          6,420,777         255        6,421,032          --            351       6,420,681

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

                                                     DIVIDENDS  MORTALITY AND
                                                       FROM        EXPENSE          NET
                                                    INVESTMENT    GUARANTEE      INVESTMENT
SUBACCOUNT                                            INCOME       CHARGES     INCOME (LOSS)
--------------------------------------------------  ----------  -------------  -------------
ABVPSF Global Thematic Growth Class B                $  6,687     $ (18,367)     $ (11,680)
ABVPSF Growth Class B                                      --        (7,469)        (7,469)
ABVPSF Growth and Income Class B                        7,100        (6,509)           591
American Century VP Balanced Class I                  178,982       (93,825)        85,157
American Century VP Inflation Protection Class I        9,495        (2,228)         7,267
American Funds Global Growth Class 2                   40,369       (30,540)         9,829
American Funds Growth Class 2                          93,903      (151,920)       (58,017)
American Funds Growth-Income Class 2                   74,637       (47,003)        27,634
American Funds International Class 2                  111,039       (63,209)        47,830
BlackRock Global Allocation V.I. Class I                7,301        (2,463)         4,838
Delaware VIP Diversified Income Standard Class         76,088       (18,799)        57,289
Delaware VIP High Yield Standard Class                122,973       (14,009)       108,964
Delaware VIP REIT Service Class                       106,354       (79,019)        27,335
Delaware VIP Small Cap Value Service Class             12,444       (42,521)       (30,077)
Delaware VIP Smid Cap Growth Service Class             14,389       (18,654)        (4,265)
Dreyfus Opportunistic Small Cap Initial Class          49,129      (122,274)       (73,145)
Dreyfus Stock Index Initial Class                     511,567      (278,497)       233,070
DWS VIP Alternative Asset Allocation Plus Class A       1,148          (859)           289
DWS VIP Equity 500 Index Class A                       34,022       (20,585)        13,437
DWS VIP Small Cap Index Class A                        13,112       (15,256)        (2,144)
Fidelity VIP Asset Manager Initial Class              435,040      (223,496)       211,544
Fidelity VIP Contrafund Service Class 2                80,107      (100,862)       (20,755)
Fidelity VIP Equity-Income Initial Class              584,322      (229,542)       354,780
Fidelity VIP Growth Initial Class                     152,435      (418,005)      (265,570)
Fidelity VIP Money Market Initial Class                    52            --             52
Janus Aspen Series Worldwide Institutional Class       38,942       (65,432)       (26,490)
LVIP Baron Growth Opportunities Service Class              --      (119,718)      (119,718)
LVIP Cohen & Steers Global Real Estate Standard
   Class                                                   --        (1,114)        (1,114)
LVIP Delaware Bond Standard Class                     112,997       (31,796)        81,201
LVIP Delaware Diversified Floating Rate Service
   Class                                                    2            --              2
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                         740          (166)           574
LVIP Delaware Foundation Conservative Allocation
   Standard Class                                      30,079        (4,591)        25,488
LVIP Delaware Foundation Moderate Allocation
   Standard Class                                         684          (155)           529
LVIP Delaware Growth and Income Standard Class         26,772       (25,301)         1,471
LVIP Delaware Social Awareness Standard Class          32,421       (39,803)        (7,382)
LVIP Global Income Standard Class                       6,295        (1,251)         5,044
LVIP Janus Capital Appreciation Standard Class          2,836       (12,524)        (9,688)
LVIP Mondrian International Value Standard Class       96,454       (29,600)        66,854
LVIP Protected Profile 2010 Standard Class              1,080        (1,393)          (313)
LVIP Protected Profile 2020 Standard Class              4,588        (6,196)        (1,608)
LVIP Protected Profile 2030 Standard Class              2,356        (3,719)        (1,363)
LVIP Protected Profile 2040 Standard Class              2,577        (4,054)        (1,477)
LVIP Protected Profile 2050 Standard Class                 --           (31)           (31)
LVIP Protected Profile Conservative Standard
   Class                                               14,082        (6,818)         7,264
LVIP Protected Profile Growth Standard Class           60,167       (30,507)        29,660
LVIP Protected Profile Moderate Standard Class         34,128       (18,893)        15,235
LVIP SSgA Bond Index Standard Class                     4,901        (1,137)         3,764
LVIP SSgA Emerging Markets 100 Standard Class          14,745        (6,155)         8,590
LVIP SSgA Global Tactical Allocation Standard
   Class                                               12,399        (9,210)         3,189
LVIP SSgA International Index Standard Class              378          (355)            23
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                          --      (100,166)      (100,166)
NB AMT Mid-Cap Growth I Class                              --       (51,285)       (51,285)
NB AMT Partners I Class                                    --       (42,851)       (42,851)
T. Rowe Price International Stock Class I             111,425       (71,013)        40,412

                                                                      DIVIDENDS                     NET CHANGE       NET INCREASE
                                                                        FROM           TOTAL       IN UNREALIZED      (DECREASE)
                                                     NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                     GAIN (LOSS)       GAIN ON      GAIN (LOSS)    DEPRECIATION       RESULTING
SUBACCOUNT                                          ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
--------------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
ABVPSF Global Thematic Growth Class B                  $  76,940      $     --       $  76,940      $  (483,648)     $  (418,388)
ABVPSF Growth Class B                                     11,861            --          11,861           (6,343)          (1,951)
ABVPSF Growth and Income Class B                          10,390            --          10,390           23,445           34,426
American Century VP Balanced Class I                     (45,741)           --         (45,741)         352,459          391,875
American Century VP Inflation Protection Class I           1,942         1,924           3,866           10,003           21,136
American Funds Global Growth Class 2                      12,769            --          12,769         (315,164)        (292,566)
American Funds Growth Class 2                             63,033            --          63,033         (808,538)        (803,522)
American Funds Growth-Income Class 2                     (17,558)           --         (17,558)        (150,053)        (139,977)
American Funds International Class 2                     (67,291)           --         (67,291)        (950,468)        (969,929)
BlackRock Global Allocation V.I. Class I                   1,196         6,943           8,139          (27,621)         (14,644)
Delaware VIP Diversified Income Standard Class            17,281        74,806          92,087          (51,330)          98,046
Delaware VIP High Yield Standard Class                    36,833            --          36,833         (126,970)          18,827
Delaware VIP REIT Service Class                         (299,136)           --        (299,136)         921,932          650,131
Delaware VIP Small Cap Value Service Class                57,286            --          57,286         (159,271)        (132,062)
Delaware VIP Smid Cap Growth Service Class                50,812        51,927         102,739            6,077          104,551
Dreyfus Opportunistic Small Cap Initial Class           (364,084)           --        (364,084)      (1,458,078)      (1,895,307)
Dreyfus Stock Index Initial Class                        222,752       185,656         408,408         (358,020)         283,458
DWS VIP Alternative Asset Allocation Plus Class A            164           232             396           (4,125)          (3,440)
DWS VIP Equity 500 Index Class A                          10,611            --          10,611           (7,203)          16,845
DWS VIP Small Cap Index Class A                           (7,576)           --          (7,576)         (72,229)         (81,949)
Fidelity VIP Asset Manager Initial Class                 (79,936)      105,782          25,846       (1,008,824)        (771,434)
Fidelity VIP Contrafund Service Class 2                  (53,791)           --         (53,791)        (311,686)        (386,232)
Fidelity VIP Equity-Income Initial Class                (244,458)           --        (244,458)        (120,890)         (10,568)
Fidelity VIP Growth Initial Class                         55,395       143,116         198,511         (203,264)        (270,323)
Fidelity VIP Money Market Initial Class                       --            --              --               --               52
Janus Aspen Series Worldwide Institutional Class         (81,535)           --         (81,535)        (880,766)        (988,791)
LVIP Baron Growth Opportunities Service Class            217,317            --         217,317          241,415          339,014
LVIP Cohen & Steers Global Real Estate Standard
   Class                                                   3,650            --           3,650          (12,966)         (10,430)
LVIP Delaware Bond Standard Class                         54,076        76,692         130,768          (10,067)         201,902
LVIP Delaware Diversified Floating Rate Service
   Class                                                      --            --              --               (1)               1
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                             (5)           --              (5)          (2,391)          (1,822)
LVIP Delaware Foundation Conservative Allocation
   Standard Class                                         (6,631)           --          (6,631)         (15,968)           2,889
LVIP Delaware Foundation Moderate Allocation
   Standard Class                                              5            --               5           (1,714)          (1,180)
LVIP Delaware Growth and Income Standard Class             3,052            --           3,052            5,226            9,749
LVIP Delaware Social Awareness Standard Class              8,318            --           8,318           (2,997)          (2,061)
LVIP Global Income Standard Class                          1,032           193           1,225           (7,886)          (1,617)
LVIP Janus Capital Appreciation Standard Class            21,057            --          21,057          (97,528)         (86,159)
LVIP Mondrian International Value Standard Class        (104,132)           --        (104,132)        (101,122)        (138,400)
LVIP Protected Profile 2010 Standard Class                 2,354            --           2,354           (2,458)            (417)
LVIP Protected Profile 2020 Standard Class                 6,271            --           6,271           (9,489)          (4,826)
LVIP Protected Profile 2030 Standard Class                19,006            --          19,006          (20,548)          (2,905)
LVIP Protected Profile 2040 Standard Class                 5,212            --           5,212          (17,039)         (13,304)
LVIP Protected Profile 2050 Standard Class                    --            --              --              147              116
LVIP Protected Profile Conservative Standard
   Class                                                   6,113            --           6,113              597           13,974
LVIP Protected Profile Growth Standard Class               6,103            --           6,103          (65,921)         (30,158)
LVIP Protected Profile Moderate Standard Class            14,203            --          14,203          (32,078)          (2,640)
LVIP SSgA Bond Index Standard Class                        4,450            18           4,468           (2,378)           5,854
LVIP SSgA Emerging Markets 100 Standard Class             16,205        44,772          60,977         (168,403)         (98,836)
LVIP SSgA Global Tactical Allocation Standard
   Class                                                  (6,975)           --          (6,975)          (1,805)          (5,591)
LVIP SSgA International Index Standard Class                 667            --             667           (3,714)          (3,024)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                         82,917            --          82,917         (462,214)        (479,463)
NB AMT Mid-Cap Growth I Class                            174,396            --         174,396         (131,693)          (8,582)
NB AMT Partners I Class                                 (113,407)           --        (113,407)        (374,572)        (530,830)
T. Rowe Price International Stock Class I                 44,750            --          44,750       (1,089,774)      (1,004,612)

See accompanying notes.

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2010 AND 2011

                                                         ABVPSF
                                                         GLOBAL                  ABVPSF     AMERICAN
                                                        THEMATIC     ABVPSF    GROWTH AND  CENTURY VP
                                                         GROWTH      GROWTH      INCOME     BALANCED
                                                        CLASS B      CLASS B     CLASS B     CLASS I
                                                       SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                                      -----------  ----------  ----------  ----------
NET ASSETS AT JANUARY 1, 2010                         $ 1,967,781   $ 547,736   $ 411,257  $8,566,729
Changes From Operations:
   - Net investment income (loss)                          14,648      (5,465)     (4,896)     78,050
   - Net realized gain (loss) on investments               68,842       1,202      (6,117)    (85,379)
   - Net change in unrealized appreciation or
     depreciation on investments                          260,385      86,187      71,239     892,321
                                                      -----------   ---------   ---------  ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      343,875      81,924      60,226     884,992
Changes From Unit Transactions:
   - Contract purchases                                   541,069     150,526     206,058     578,911
   - Contract withdrawals                                (965,869)    (63,605)    (78,263)   (713,346)
                                                      -----------   ---------   ---------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                     (424,800)     86,921     127,795    (134,435)
                                                      -----------   ---------   ---------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (80,925)    168,845     188,021     750,557
                                                      -----------   ---------   ---------  ----------
NET ASSETS AT DECEMBER 31, 2010                         1,886,856     716,581     599,278   9,317,286
Changes From Operations:
   - Net investment income (loss)                         (11,680)     (7,469)        591      85,157
   - Net realized gain (loss) on investments               76,940      11,861      10,390     (45,741)
   - Net change in unrealized appreciation or
     depreciation on investments                         (483,648)     (6,343)     23,445     352,459
                                                      -----------   ---------   ---------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                            (418,388)     (1,951)     34,426     391,875
Changes From Unit Transactions:
   - Contract purchases                                 1,342,488     144,013     166,780     629,477
   - Contract withdrawals                              (1,020,557)   (120,564)   (140,907)   (995,549)
                                                      -----------   ---------   ---------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      321,931      23,449      25,873    (366,072)
                                                      -----------   ---------   ---------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (96,457)     21,498      60,299      25,803
                                                      -----------   ---------   ---------  ----------
NET ASSETS AT DECEMBER 31, 2011                       $ 1,790,399   $ 738,079   $ 659,577  $9,343,089
                                                      ===========   =========   =========  ==========

                                                       AMERICAN
                                                      CENTURY VP    AMERICAN      AMERICAN      AMERICAN      AMERICAN
                                                       INFLATION  FUNDS GLOBAL     FUNDS         FUNDS          FUNDS
                                                      PROTECTION     GROWTH        GROWTH    GROWTH-INCOME  INTERNATIONAL
                                                        CLASS I      CLASS 2      CLASS 2       CLASS 2        CLASS 2
                                                      SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                      ----------  ------------  -----------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                          $ 33,544    $2,956,869   $12,320,535    $3,845,301    $  6,324,640
Changes From Operations:
   - Net investment income (loss)                           585        14,846       (33,115)       21,875          64,875
   - Net realized gain (loss) on investments                281       (25,992)      (84,670)      (56,373)       (108,517)
   - Net change in unrealized appreciation or
     depreciation on investments                          1,418       315,659     2,318,272       457,094         431,127
                                                       --------    ----------   -----------    ----------    ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      2,284       304,513     2,200,487       422,596         387,485
Changes From Unit Transactions:
   - Contract purchases                                  99,107       445,630     2,119,766       927,197       1,099,653
   - Contract withdrawals                               (16,399)     (520,393)   (1,733,735)     (580,971)     (1,178,603)
                                                       --------    ----------   -----------    ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                     82,708       (74,763)      386,031       346,226         (78,950)
                                                       --------    ----------   -----------    ----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  84,992       229,750     2,586,518       768,822         308,535
                                                       --------    ----------   -----------    ----------    ------------
NET ASSETS AT DECEMBER 31, 2010                         118,536     3,186,619    14,907,053     4,614,123       6,633,175
Changes From Operations:
   - Net investment income (loss)                         7,267         9,829       (58,017)       27,634          47,830
   - Net realized gain (loss) on investments              3,866        12,769        63,033       (17,558)        (67,291)
   - Net change in unrealized appreciation or
     depreciation on investments                         10,003      (315,164)     (808,538)     (150,053)       (950,468)
                                                       --------    ----------   -----------    ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                            21,136      (292,566)     (803,522)     (139,977)       (969,929)
Changes From Unit Transactions:
   - Contract purchases                                 424,785       541,037     2,218,925       760,181         890,239
   - Contract withdrawals                               (60,167)     (648,623)   (1,911,038)     (584,348)     (1,011,013)
                                                       --------    ----------   -----------    ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                    364,618      (107,586)      307,887       175,833        (120,774)
                                                       --------    ----------   -----------    ----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 385,754      (400,152)     (495,635)       35,856      (1,090,703)
                                                       --------    ----------   -----------    ----------    ------------
NET ASSETS AT DECEMBER 31, 2011                        $504,290    $2,786,467   $14,411,418    $4,649,979    $  5,542,472
                                                       ========    ==========   ===========    ==========    ============

                                                                       DELAWARE VIP
                                                         BLACKROCK      DIVERSIFIED  DELAWARE VIP
                                                          GLOBAL          INCOME      HIGH YIELD   DELAWARE VIP
                                                      ALLOCATION V.I.    STANDARD      STANDARD    REIT SERVICE
                                                          CLASS I          CLASS         CLASS        CLASS
                                                         SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                      ---------------  ------------  ------------  ------------
NET ASSETS AT JANUARY 1, 2010                             $ 30,007      $1,489,667    $1,112,079    $ 5,510,823
Changes From Operations:
   - Net investment income (loss)                              773          62,514        73,519         96,775
   - Net realized gain (loss) on investments                   (59)         48,543        27,041       (383,099)
   - Net change in unrealized appreciation or
     depreciation on investments                             6,719           3,764        61,399      1,703,837
                                                          --------      ----------    ----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         7,433         114,821       161,959      1,417,513
Changes From Unit Transactions:
   - Contract purchases                                    142,698         658,660       548,305      1,696,537
   - Contract withdrawals                                  (46,106)       (527,211)     (379,679)    (1,123,139)
                                                          --------      ----------    ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                        96,592         131,449       168,626        573,398
                                                          --------      ----------    ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    104,025         246,270       330,585      1,990,911
                                                          --------      ----------    ----------    -----------
NET ASSETS AT DECEMBER 31, 2010                            134,032       1,735,937     1,442,664      7,501,734
Changes From Operations:
   - Net investment income (loss)                            4,838          57,289       108,964         27,335
   - Net realized gain (loss) on investments                 8,139          92,087        36,833       (299,136)
   - Net change in unrealized appreciation or
     depreciation on investments                           (27,621)        (51,330)     (126,970)       921,932
                                                          --------      ----------    ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                              (14,644)         98,046        18,827        650,131
Changes From Unit Transactions:
   - Contract purchases                                    255,596         763,385       388,985      1,338,229
   - Contract withdrawals                                  (63,063)       (358,441)     (575,112)    (1,453,827)
                                                          --------      ----------    ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                       192,533         404,944      (186,127)      (115,598)
                                                          --------      ----------    ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    177,889         502,990      (167,300)       534,533
                                                          --------      ----------    ----------    -----------
NET ASSETS AT DECEMBER 31, 2011                           $311,921      $2,238,927    $1,275,364    $ 8,036,267
                                                          ========      ==========    ==========    ===========

See accompanying notes.

                                                                        DELAWARE VIP                    DREYFUS
                                                       DELAWARE VIP       SMID CAP       DELAWARE    OPPORTUNISTIC
                                                      SMALL CAP VALUE      GROWTH       VIP TREND      SMALL CAP
                                                       SERVICE CLASS   SERVICE CLASS  SERVICE CLASS  INITIAL CLASS
                                                        SUBACCOUNT       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                      ---------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                            $2,761,120      $       --    $   888,757    $10,553,707
Changes From Operations:
   - Net investment income (loss)                           (18,174)         (2,883)        (7,485)       (28,814)
   - Net realized gain (loss) on investments                (15,551)          5,202         55,152       (467,048)
   - Net change in unrealized appreciation or
     depreciation on investments                            950,525         145,687        129,367      3,576,907
                                                         ----------      ----------    -----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        916,800         148,006        177,034      3,081,045
Changes From Unit Transactions:
   - Contract purchases                                   1,076,062       1,465,420        205,414        694,690
   - Contract withdrawals                                  (536,369)        (71,549)    (1,271,205)      (993,040)
                                                         ----------      ----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                        539,693       1,393,871     (1,065,791)      (298,350)
                                                         ----------      ----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   1,456,493       1,541,877       (888,757)     2,782,695
                                                         ----------      ----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2010                           4,217,613       1,541,877             --     13,336,402
Changes From Operations:
   - Net investment income (loss)                           (30,077)         (4,265)            --        (73,145)
   - Net realized gain (loss) on investments                 57,286         102,739             --       (364,084)
   - Net change in unrealized appreciation or
     depreciation on investments                           (159,271)          6,077             --     (1,458,078)
                                                         ----------      ----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                              (132,062)        104,551             --     (1,895,307)
Changes From Unit Transactions:
   - Contract purchases                                     810,481         753,008             --        685,069
   - Contract withdrawals                                  (734,927)       (494,070)            --     (1,179,804)
                                                         ----------      ----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                         75,554         258,938             --       (494,735)
                                                         ----------      ----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (56,508)        363,489             --     (2,390,042)
                                                         ----------      ----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2011                          $4,161,105      $1,905,366    $        --    $10,946,360
                                                         ==========      ==========    ===========    ===========

                                                                        DWS VIP
                                                                      ALTERNATIVE                                 FIDELITY VIP
                                                      DREYFUS STOCK      ASSET        DWS VIP        DWS VIP         ASSET
                                                          INDEX       ALLOCATION     EQUITY 500     SMALL CAP       MANAGER
                                                      INITIAL CLASS  PLUS CLASS A  INDEX CLASS A  INDEX CLASS A  INITIAL CLASS
                                                        SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                      -------------  ------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                          $26,112,134      $18,331      $1,571,956     $1,169,964    $20,204,168
Changes From Operations:
   - Net investment income (loss)                          211,932           81          14,224         (1,351)       157,731
   - Net realized gain (loss) on investments               (55,582)         385          (6,424)       (16,842)       (50,629)
   - Net change in unrealized appreciation or
     depreciation on investments                         3,251,509        3,242         225,613        329,177      2,504,715
                                                       -----------      -------      ----------     ----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     3,407,859        3,708         233,413        310,984      2,611,817
Changes From Unit Transactions:
   - Contract purchases                                  1,573,225       58,783         345,323        223,958      1,328,399
   - Contract withdrawals                               (2,980,813)        (112)       (148,858)      (143,126)    (1,448,657)
                                                       -----------      -------      ----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                    (1,407,588)      58,671         196,465         80,832       (120,258)
                                                       -----------      -------      ----------     ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  2,000,271       62,379         429,878        391,816      2,491,559
                                                       -----------      -------      ----------     ----------    -----------
NET ASSETS AT DECEMBER 31, 2010                         28,112,405       80,710       2,001,834      1,561,780     22,695,727
Changes From Operations:
   - Net investment income (loss)                          233,070          289          13,437         (2,144)       211,544
   - Net realized gain (loss) on investments               408,408          396          10,611         (7,576)        25,846
   - Net change in unrealized appreciation or
     depreciation on investments                          (358,020)      (4,125)         (7,203)       (72,229)    (1,008,824)
                                                       -----------      -------      ----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                              283,458       (3,440)         16,845        (81,949)      (771,434)
Changes From Unit Transactions:
   - Contract purchases                                  2,117,309       19,275         350,555        239,593      1,101,092
   - Contract withdrawals                               (3,543,771)      (2,949)       (248,500)      (287,250)    (2,036,038)
                                                       -----------      -------      ----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                    (1,426,462)      16,326         102,055        (47,657)      (934,946)
                                                       -----------      -------      ----------     ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (1,143,004)      12,886         118,900       (129,606)    (1,706,380)
                                                       -----------      -------      ----------     ----------    -----------
NET ASSETS AT DECEMBER 31, 2011                        $26,969,401      $93,596      $2,120,734     $1,432,174    $20,989,347
                                                       ===========      =======      ==========     ==========    ===========

                                                        FIDELITY VIP    FIDELITY VIP   FIDELITY VIP   FIDELITY VIP
                                                         CONTRAFUND    EQUITY-INCOME      GROWTH      MONEY MARKET
                                                      SERVICE CLASS 2  INITIAL CLASS  INITIAL CLASS  INITIAL CLASS
                                                         SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                      ---------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                           $ 7,872,416     $20,764,455    $34,896,182     $  19,771
Changes From Operations:
   - Net investment income (loss)                             6,735         181,129       (258,761)           57
   - Net realized gain (loss) on investments               (131,136)       (486,973)      (347,455)           38
   - Net change in unrealized appreciation or
     depreciation on investments                          1,430,795       3,154,858      8,403,617            --
                                                        -----------     -----------    -----------     ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      1,306,394       2,849,014      7,797,401            95
Changes From Unit Transactions:
   - Contract purchases                                   1,699,731       1,798,993      2,501,826       143,791
   - Contract withdrawals                                (1,067,902)     (2,435,992)    (3,645,320)      (90,943)
                                                        -----------     -----------    -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                        631,829        (636,999)    (1,143,494)       52,848
                                                        -----------     -----------    -----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   1,938,223       2,212,015      6,653,907        52,943
                                                        -----------     -----------    -----------     ---------
NET ASSETS AT DECEMBER 31, 2010                           9,810,639      22,976,470     41,550,089        72,714
Changes From Operations:
   - Net investment income (loss)                           (20,755)        354,780       (265,570)           52
   - Net realized gain (loss) on investments                (53,791)       (244,458)       198,511            --
   - Net change in unrealized appreciation or
     depreciation on investments                           (311,686)       (120,890)      (203,264)           --
                                                        -----------     -----------    -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                              (386,232)        (10,568)      (270,323)           52
Changes From Unit Transactions:
   - Contract purchases                                   1,598,864       1,901,162      2,750,512       142,532
   - Contract withdrawals                                (1,390,299)     (2,324,939)    (4,891,598)     (166,594)
                                                        -----------     -----------    -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                        208,565        (423,777)    (2,141,086)      (24,062)
                                                        -----------     -----------    -----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (177,667)       (434,345)    (2,411,409)      (24,010)
                                                        -----------     -----------    -----------     ---------
NET ASSETS AT DECEMBER 31, 2011                         $ 9,632,972     $22,542,125    $39,138,680     $  48,704
                                                        ===========     ===========    ===========     =========

See accompanying notes.

                                                  JANUS                          LVIP
                                               ASPEN SERIES      LVIP       COHEN & STEERS
                                                WORLDWIDE     BARON GROWTH   GLOBAL REAL         LVIP
                                              INSTITUTIONAL  OPPORTUNITIES      ESTATE      DELAWARE BOND
                                                  CLASS      SERVICE CLASS  STANDARD CLASS  STANDARD CLASS
                                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                              -------------  -------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2010                   $6,190,790    $ 9,261,260      $ 47,537       $2,822,368
Changes From Operations:
   - Net investment income (loss)                  (24,318)       (98,894)       (1,232)          78,948
   - Net realized gain (loss) on investments      (125,973)        48,384         8,395          119,108
   - Net change in unrealized appreciation
     or depreciation on investments              1,042,605      2,349,992        11,485            9,047
                                                ----------    -----------      --------       ----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                      892,314      2,299,482        18,648          207,103
Changes From Unit Transactions:
   - Contract purchases                            406,277      1,388,105       138,424          819,017
   - Contract withdrawals                         (649,491)    (1,459,577)      (94,379)        (680,139)
                                                ----------    -----------      --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (243,214)       (71,472)       44,045          138,878
                                                ----------    -----------      --------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            649,100      2,228,010        62,693          345,981
                                                ----------    -----------      --------       ----------
NET ASSETS AT DECEMBER 31, 2010                  6,839,890     11,489,270       110,230        3,168,349
Changes From Operations:
   - Net investment income (loss)                  (26,490)      (119,718)       (1,114)          81,201
   - Net realized gain (loss) on investments       (81,535)       217,317         3,650          130,768
   - Net change in unrealized appreciation
     or depreciation on investments               (880,766)       241,415       (12,966)         (10,067)
                                                ----------    -----------      --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (988,791)       339,014       (10,430)         201,902
Changes From Unit Transactions:
   - Contract purchases                            612,810      1,491,250        38,132          908,019
   - Contract withdrawals                         (609,823)    (1,336,349)      (31,440)        (806,346)
                                                ----------    -----------      --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                  2,987        154,901         6,692          101,673
                                                ----------    -----------      --------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (985,804)       493,915        (3,738)         303,575
                                                ----------    -----------      --------       ----------
NET ASSETS AT DECEMBER 31, 2011                 $5,854,086    $11,983,185      $106,492       $3,471,924
                                                ==========    ===========      ========       ==========

                                                                  LVIP            LVIP            LVIP
                                                  LVIP          DELAWARE        DELAWARE        DELAWARE
                                                DELAWARE       FOUNDATION      FOUNDATION      FOUNDATION
                                               DIVERSIFIED     AGGRESSIVE     CONSERVATIVE      MODERATE
                                              FLOATING RATE    ALLOCATION      ALLOCATION      ALLOCATION
                                              SERVICE CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                              -------------  --------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2010                      $ --          $ 1,307        $ 378,546        $   634
Changes From Operations:
   - Net investment income (loss)                    --               28            3,992             22
   - Net realized gain (loss) on investments         --               47           (7,321)             2
   - Net change in unrealized appreciation
     or depreciation on investments                  --               53           44,667             95
                                                   ----          -------        ---------        -------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                        --              128           41,338            119
Changes From Unit Transactions:
   - Contract purchases                              --            4,053          122,636            529
   - Contract withdrawals                            --           (3,482)        (103,929)            --
                                                   ----          -------        ---------        -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                  --              571           18,707            529
                                                   ----          -------        ---------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS              --              699           60,045            648
                                                   ----          -------        ---------        -------
NET ASSETS AT DECEMBER 31, 2010                      --            2,006          438,591          1,282
Changes From Operations:
   - Net investment income (loss)                     2              574           25,488            529
   - Net realized gain (loss) on investments         --               (5)          (6,631)             5
   - Net change in unrealized appreciation
     or depreciation on investments                  (1)          (2,391)         (15,968)        (1,714)
                                                   ----          -------        ---------        -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                          1           (1,822)           2,889         (1,180)
Changes From Unit Transactions:
   - Contract purchases                             138           35,915           86,005         29,142
   - Contract withdrawals                            --              (35)         (96,173)          (456)
                                                   ----          -------        ---------        -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 138           35,880          (10,168)        28,686
                                                   ----          -------        ---------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS             139           34,058           (7,279)        27,506
                                                   ----          -------        ---------        -------
NET ASSETS AT DECEMBER 31, 2011                    $139          $36,064        $ 431,312        $28,788
                                                   ====          =======        =========        =======

                                                   LVIP            LVIP                                            LVIP
                                                 DELAWARE        DELAWARE                          LVIP          MONDRIAN
                                                GROWTH AND        SOCIAL           LVIP        JANUS CAPITAL  INTERNATIONAL
                                                  INCOME        AWARENESS      GLOBAL INCOME   APPRECIATION       VALUE
                                              STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                              --------------  --------------  --------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2010                   $2,177,932      $3,515,644       $ 47,380       $1,146,286      $3,082,376
Changes From Operations:
   - Net investment income (loss)                      847         (13,392)         1,234           (2,719)         69,887
   - Net realized gain (loss) on investments       (27,579)        (19,907)           124           12,710        (171,139)
   - Net change in unrealized appreciation
     or depreciation on investments                288,293         402,588          1,601          109,846         140,496
                                                ----------      ----------       --------       ----------      ----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                      261,561         369,289          2,959          119,837          39,244
Changes From Unit Transactions:
   - Contract purchases                            356,917         244,747         52,084          140,333         482,486
   - Contract withdrawals                         (215,035)       (270,101)       (25,021)        (131,052)       (599,989)
                                                ----------      ----------       --------       ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                141,882         (25,354)        27,063            9,281        (117,503)
                                                ----------      ----------       --------       ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            403,443         343,935         30,022          129,118         (78,259)
                                                ----------      ----------       --------       ----------      ----------
NET ASSETS AT DECEMBER 31, 2010                  2,581,375       3,859,579         77,402        1,275,404       3,004,117
Changes From Operations:
   - Net investment income (loss)                    1,471          (7,382)         5,044           (9,688)         66,854
   - Net realized gain (loss) on investments         3,052           8,318          1,225           21,057        (104,132)
   - Net change in unrealized appreciation
     or depreciation on investments                  5,226          (2,997)        (7,886)         (97,528)       (101,122)
                                                ----------      ----------       --------       ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         9,749          (2,061)        (1,617)         (86,159)       (138,400)
Changes From Unit Transactions:
   - Contract purchases                            270,176         509,360        123,858          185,779         555,017
   - Contract withdrawals                         (386,254)       (305,210)       (52,463)        (155,564)       (559,013)
                                                ----------      ----------       --------       ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (116,078)        204,150         71,395           30,215          (3,996)
                                                ----------      ----------       --------       ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (106,329)        202,089         69,778          (55,944)       (142,396)
                                                ----------      ----------       --------       ----------      ----------
NET ASSETS AT DECEMBER 31, 2011                 $2,475,046      $4,061,668       $147,180       $1,219,460      $2,861,721
                                                ==========      ==========       ========       ==========      ==========

See accompanying notes.

                                                   LVIP            LVIP           LVIP             LVIP
                                                 PROTECTED       PROTECTED      PROTECTED        PROTECTED
                                               PROFILE 2010    PROFILE 2020    PROFILE 2030    PROFILE 2040
                                              STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                              --------------  --------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2010                    $103,493        $ 326,208       $ 230,452       $125,515
Changes From Operations:
   - Net investment income (loss)                     167              524            (348)            (2)
   - Net realized gain (loss) on investments           89            9,283           8,075          3,297
   - Net change in unrealized appreciation
     or depreciation on investments                11,270           34,052          32,639         28,778
                                                 --------        ---------       ---------       --------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                      11,526           43,859          40,366         32,073
Changes From Unit Transactions:
   - Contract purchases                            12,567          304,313         198,794        184,709
   - Contract withdrawals                          (1,468)        (136,085)        (83,999)       (38,226)
                                                 --------        ---------       ---------       --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                11,099          168,228         114,795        146,483
                                                 --------        ---------       ---------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            22,625          212,087         155,161        178,556
                                                 --------        ---------       ---------       --------
NET ASSETS AT DECEMBER 31, 2010                   126,118          538,295         385,613        304,071
Changes From Operations:
   - Net investment income (loss)                    (313)          (1,608)         (1,363)        (1,477)
   - Net realized gain (loss) on investments        2,354            6,271          19,006          5,212
   - Net change in unrealized appreciation
     or depreciation on investments                (2,458)          (9,489)        (20,548)       (17,039)
                                                 --------        ---------       ---------       --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         (417)          (4,826)         (2,905)       (13,304)
Changes From Unit Transactions:
   - Contract purchases                            36,275          244,630         175,262        256,876
   - Contract withdrawals                         (21,068)         (58,156)       (123,747)       (66,760)
                                                 --------        ---------       ---------       --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                15,207          186,474          51,515        190,116
                                                 --------        ---------       ---------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            14,790          181,648          48,610        176,812
                                                 --------        ---------       ---------       --------
NET ASSETS AT DECEMBER 31, 2011                  $140,908        $ 719,943       $ 434,223       $480,883
                                                 ========        =========       =========       ========

                                                                   LVIP           LVIP            LVIP
                                                  LVIP           PROTECTED      PROTECTED       PROTECTED
                                                PROTECTED         PROFILE        PROFILE         PROFILE
                                               PROFILE 2050    CONSERVATIVE       GROWTH         MODERATE
                                              STANDARD CLASS  STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                              --------------  --------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2010                     $    --        $ 344,804      $2,606,471      $1,566,524
Changes From Operations:
   - Net investment income (loss)                      --           16,410          51,998          32,975
   - Net realized gain (loss) on investments           --            2,337         (12,859)             17
   - Net change in unrealized appreciation
     or depreciation on investments                    --           27,936         282,085         137,621
                                                  -------        ---------      ----------      ----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                          --           46,683         321,224         170,613
Changes From Unit Transactions:
   - Contract purchases                                --          297,576         394,319         426,044
   - Contract withdrawals                              --          (62,139)       (312,917)       (379,580)
                                                  -------        ---------      ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                    --          235,437          81,402          46,464
                                                  -------        ---------      ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                --          282,120         402,626         217,077
                                                  -------        ---------      ----------      ----------
NET ASSETS AT DECEMBER 31, 2010                        --          626,924       3,009,097       1,783,601
Changes From Operations:
   - Net investment income (loss)                     (31)           7,264          29,660          15,235
   - Net realized gain (loss) on investments           --            6,113           6,103          14,203
   - Net change in unrealized appreciation
     or depreciation on investments                   147              597         (65,921)        (32,078)
                                                  -------        ---------      ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                          116           13,974         (30,158)         (2,640)
Changes From Unit Transactions:
   - Contract purchases                            13,428          209,601         423,590         380,630
   - Contract withdrawals                              --         (161,214)       (365,451)       (282,925)
                                                  -------        ---------      ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                13,428           48,387          58,139          97,705
                                                  -------        ---------      ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            13,544           62,361          27,981          95,065
                                                  -------        ---------      ----------      ----------
NET ASSETS AT DECEMBER 31, 2011                   $13,544        $ 689,285      $3,037,078      $1,878,666
                                                  =======        =========      ==========      ==========

                                                                                                                    LVIP
                                                                   LVIP            LVIP            LVIP        T. ROWE PRICE
                                                   LVIP            SSgA            SSgA            SSgA         STRUCTURED
                                                   SSgA          EMERGING     GLOBAL TACTICAL  INTERNATIONAL      MID-CAP
                                                BOND INDEX      MARKETS 100      ALLOCATION        INDEX           GROWTH
                                              STANDARD CLASS  STANDARD CLASS   STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                              --------------  --------------  ---------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2010                   $ 166,443        $ 159,114       $ 979,919        $ 10,564       $7,843,255
Changes From Operations:
   - Net investment income (loss)                   1,562            3,041            (706)            192          (83,793)
   - Net realized gain (loss) on investments        1,830            9,512         (38,341)           (706)         (31,101)
   - Net change in unrealized appreciation
     or depreciation on investments                 4,809           75,085         113,333             642        2,209,259
                                                ---------        ---------       ---------        --------       ----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                       8,201           87,638          74,286             128        2,094,365
Changes From Unit Transactions:
   - Contract purchases                            47,638          533,521         219,908          29,355          616,806
   - Contract withdrawals                         (53,318)        (152,705)       (334,354)        (13,797)        (669,127)
                                                ---------        ---------       ---------        --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (5,680)         380,816        (114,446)         15,558          (52,321)
                                                ---------        ---------       ---------        --------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             2,521          468,454         (40,160)         15,686        2,042,044
                                                ---------        ---------       ---------        --------       ----------
NET ASSETS AT DECEMBER 31, 2010                   168,964          627,568         939,759          26,250        9,885,299
Changes From Operations:
   - Net investment income (loss)                   3,764            8,590           3,189              23         (100,166)
   - Net realized gain (loss) on investments        4,468           60,977          (6,975)            667           82,917
   - Net change in unrealized appreciation
     or depreciation on investments                (2,378)        (168,403)         (1,805)         (3,714)        (462,214)
                                                ---------        ---------       ---------        --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        5,854          (98,836)         (5,591)         (3,024)        (479,463)
Changes From Unit Transactions:
   - Contract purchases                           158,673          510,645         185,265          43,514          939,743
   - Contract withdrawals                        (214,362)        (475,898)       (203,564)        (40,493)        (969,361)
                                                ---------        ---------       ---------        --------       ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (55,689)          34,747         (18,299)          3,021          (29,618)
                                                ---------        ---------       ---------        --------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (49,835)         (64,089)        (23,890)             (3)        (509,081)
                                                ---------        ---------       ---------        --------       ----------
NET ASSETS AT DECEMBER 31, 2011                 $ 119,129        $ 563,479       $ 915,869        $ 26,247       $9,376,218
                                                =========        =========       =========        ========       ==========

See accompanying notes.

                                                 NB AMT                T. ROWE PRICE
                                                MID-CAP      NB AMT    INTERNATIONAL
                                                GROWTH I   PARTNERS I      STOCK
                                                 CLASS       CLASS        CLASS I
                                               SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                                              -----------  ----------  -------------
NET ASSETS AT JANUARY 1, 2010                 $ 3,543,076  $4,168,339   $ 6,489,852
Changes From Operations:
   - Net investment income (loss)                 (40,025)    (13,462)       (2,109)
   - Net realized gain (loss) on investments       12,068    (240,591)       16,520
   - Net change in unrealized appreciation
     or depreciation on investments             1,075,772     833,756       858,095
                                              -----------  ----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                   1,047,815     579,703       872,506
Changes From Unit Transactions:
   - Contract purchases                           849,501     627,643       690,768
   - Contract withdrawals                        (488,838)   (883,242)     (597,635)
                                              -----------  ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               360,663    (255,599)       93,133
                                              -----------  ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         1,408,478     324,104       965,639
                                              -----------  ----------   -----------
NET ASSETS AT DECEMBER 31, 2010                 4,951,554   4,492,443     7,455,491
Changes From Operations:
   - Net investment income (loss)                 (51,285)    (42,851)       40,412
   - Net realized gain (loss) on investments      174,396    (113,407)       44,750
   - Net change in unrealized appreciation
     or depreciation on investments              (131,693)   (374,572)   (1,089,774)
                                              -----------  ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (8,582)   (530,830)   (1,004,612)
Changes From Unit Transactions:
   - Contract purchases                         1,054,217     386,255       769,884
   - Contract withdrawals                      (1,270,875)   (623,189)     (800,082)
                                              -----------  ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (216,658)   (236,934)      (30,198)
                                              -----------  ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (225,240)   (767,764)   (1,034,810)
                                              -----------  ----------   -----------
NET ASSETS AT DECEMBER 31, 2011               $ 4,726,314  $3,724,679   $ 6,420,681
                                              ===========  ==========   ===========

See accompanying notes.

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life & Annuity Variable Annuity Account L (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on January 31, 1997, are part of the operations of the Company. The Variable Account offers only one product (Group Variable Annuity) at one fee rate.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of fifty-four mutual funds (the Funds) of twelve diversified, open-ended. management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
     ABVPSF Global Thematic Growth Class B Fund
     ABVPSF Growth Class B Fund
     ABVPSF Growth and Income Class B Fund
American Century Variable Portfolios, Inc. (American Century VP):
     American Century VP Balanced Class I Portfolio
     American Century VP Inflation Protection Class I Portfolio
American Funds Insurance Series (American Funds):
     American Funds Global Growth Class 2 Fund
     American Funds Growth Class 2 Fund
     American Funds Growth-Income Class 2 Fund
     American Funds International Class 2 Fund
BlackRock Variable Series Funds, Inc. (BlackRock):
     BlackRock Global Allocation V.I. Class I Fund
Delaware VIP Trust (Delaware VIP):
     Delaware VIP Diversified Income Standard Class Series
     Delaware VIP High Yield Standard Class Series
     Delaware VIP REIT Service Class Series
     Delaware VIP Small Cap Value Service Class Series
     Delaware VIP Smid Cap Growth Service Class Series
Dreyfus Variable Investment Fund (Dreyfus):
     Dreyfus Opportunistic Small Cap Initial Class Portfolio
     Dreyfus Stock Index Initial Class Fund
DWS Scudder VIP Funds (DWS VIP):
     DWS VIP Alternative Asset Allocation Plus Class A Fund
     DWS VIP Equity 500 Index Class A Fund
     DWS VIP Small Cap Index Class A Fund
Fidelity Variable Insurance Products Fund (Fidelity VIP):
     Fidelity VIP Asset Manager Initial Class Portfolio
     Fidelity VIP Contrafund Service Class 2 Portfolio
     Fidelity VIP Equity-Income Initial Class Portfolio
     Fidelity VIP Growth Initial Class Portfolio
     Fidelity VIP Money Market Initial Class Portfolio
Janus Aspen Series:
     Janus Aspen Series Worldwide Institutional Class Portfolio
Lincoln Variable Insurance Products Trust (LVIP)*:
     LVIP Baron Growth Opportunities Service Class Fund
     LVIP Cohen & Steers Global Real Estate Standard Class Fund
     LVIP Delaware Bond Standard Class Fund
     LVIP Delaware Diversified Floating Rate Service Class Fund
     LVIP Delaware Foundation Aggressive Allocation Standard Class Fund LVIP Delaware Foundation Conservative Allocation Standard Class Fund LVIP Delaware Foundation Moderate Allocation Standard Class Fund LVIP Delaware Growth and Income Standard Class Fund
     LVIP Delaware Social Awareness Standard Class Fund
     LVIP Global Income Standard Class Fund
     LVIP Janus Capital Appreciation Standard Class Fund
     LVIP Mondrian International Value Standard Class Fund
     LVIP Protected Profile 2010 Standard Class Fund
     LVIP Protected Profile 2020 Standard Class Fund
     LVIP Protected Profile 2030 Standard Class Fund
     LVIP Protected Profile 2040 Standard Class Fund
     LVIP Protected Profile 2050 Standard Class Fund
     LVIP Protected Profile Conservative Standard Class Fund
     LVIP Protected Profile Growth Standard Class Fund
     LVIP Protected Profile Moderate Standard Class Fund
     LVIP SSgA Bond Index Standard Class Fund

     LVIP SSgA Emerging Markets 100 Standard Class Fund
     LVIP SSgA Global Tactical Allocation Standard Class Fund
     LVIP SSgA International Index Standard Class Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund Neuberger Berman Advisors Management Trust (NB AMT):
     NB AMT Mid-Cap Growth I Class Fund
     NB AMT Partners I Class Fund
T. Rowe Price International Series, Inc. (T. Rowe Price):
     T. Rowe Price International Stock Class I Portfolio

*    Denotes an affiliate of the Company

The Fidelity VIP Money Market Portfolio is used only for investments of initial contributions for which the Company has not received complete order instructions. Upon receipt of complete order instructions, the payments transferred to the Fidelity VIP Money Market Portfolio are allocated to purchase shares of one of the above Funds.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2011. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date with the exception of Fidelity VIP Money Market Portfolio which is invested monthly. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

INVESTMENT FUND CHANGES: During 2010, the Dreyfus Developing Leaders Portfolio Institutional Class changed its name to the Dreyfus Opportunistic Small Cap Portfolio Initial Class and the LVIP Wilshire Aggressive Profile Fund Standard Class changed its name to the LVIP SSgA Global Tactical Allocation Fund Standard Class.

Also during 2010, the Delaware VIP Trend Service Class Series merged into the Delaware VIP Smid Cap Growth Service Class Series.

During 2011, the LVIP Delaware Diversified Floating Rate Service Class Fund and the LVIP Protected Profile 2050 Standard Class Fund became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2011, the 2011 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2011.

Also during 2011, the following funds changed their names:

PREVIOUS FUND NAME                                               NEW FUND NAME
---------------------------------------------------------------  -------------------------------------------------------
LVIP Wilshire 2010 Profile Standard Class Fund                   LVIP Protected Profile 2010 Standard Class Fund
LVIP Wilshire 2020 Profile Standard Class Fund                   LVIP Protected Profile 2020 Standard Class Fund
LVIP Wilshire 2030 Profile Standard Class Fund                   LVIP Protected Profile 2030 Standard Class Fund
LVIP Wilshire 2040 Profile Standard Class Fund                   LVIP Protected Profile 2040 Standard Class Fund
LVIP Wilshire Conservative Profile Standard Class Fund           LVIP Protected Profile Conservative Standard Class Fund
LVIP Wilshire Moderately Aggressive Profile Standard Class Fund  LVIP Protected Profile Growth Standard Class Fund
LVIP Wilshire Moderate Profile Standard Class Fund               LVIP Protected Profile Moderate Standard Class Fund

2.   MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at an effective daily rate of .0027397% (1.00% on an annual basis) of each portfolio's average daily net assets within the Variable Account with the exception of Fidelity VIP Money Market Portfolio, which does not have a mortality and expense charge.

The Company is responsible for all sales, general, and administrative expenses applicable to the Variable Accounts.

3.   FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2011, follows:

                                                                                               INVESTMENT
                  COMMENCEMENT                               UNITS                    TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    FEE RATE(2)   UNIT VALUE  OUTSTANDING   NET ASSETS  RETURN(3)   RATIO(4)
----------  ----  ------------  ------------  ----------  -----------  -----------  ---------  ----------
ABVPSF GLOBAL THEMATIC GROWTH CLASS B
            2011                    1.00%       $ 4.10      436,808    $ 1,790,399   -24.17%      0.36%
            2010                    1.00%         5.41      349,065      1,886,856    17.40%      1.78%
            2009                    1.00%         4.60      427,389      1,967,781    51.62%      0.00%
            2008                    1.00%         3.04      404,353      1,227,909   -47.99%      0.00%
            2007                    1.00%         5.84      361,015      2,107,815    18.70%      0.00%
ABVPSF GROWTH CLASS B
            2011                    1.00%         7.26      101,600        738,079    -0.04%      0.00%
            2010                    1.00%         7.27       98,605        716,581    13.65%      0.05%
            2009                    1.00%         6.39       85,662        547,736    31.55%      0.00%
            2008                    1.00%         4.86       84,627        411,355   -43.17%      0.00%
            2007                    1.00%         8.55      101,904        871,597    11.54%      0.00%
ABVPSF GROWTH AND INCOME CLASS B
            2011                    1.00%        11.37       58,002        659,577     5.01%      1.09%
            2010                    1.00%        10.83       55,342        599,278    11.68%      0.00%
            2009                    1.00%         9.70       42,413        411,257    19.15%      3.65%
            2008                    1.00%         8.14       47,948        390,195   -41.29%      1.80%
            2007                    1.00%        13.86       33,597        465,721     3.82%      1.12%
AMERICAN CENTURY VP BALANCED CLASS I
            2011                    1.00%        29.88      312,652      9,343,089     4.28%      1.91%
            2010                    1.00%        28.66      325,144      9,317,286    10.53%      1.90%
            2009                    1.00%        25.93      330,418      8,566,729    14.33%      5.28%
            2008                    1.00%        22.68      353,367      8,013,178   -21.12%      2.60%
            2007                    1.00%        28.75      383,479     11,025,038     3.89%      2.09%

                                                                                               INVESTMENT
                  COMMENCEMENT                               UNITS                    TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    FEE RATE(2)   UNIT VALUE  OUTSTANDING   NET ASSETS  RETURN(3)   RATIO(4)
----------  ----  ------------  ------------  ----------  -----------  -----------  ---------  ----------
AMERICAN CENTURY VP INFLATION PROTECTION CLASS I
            2011                    1.00%       $12.29        41,049   $   504,290    10.98%      4.28%
            2010                    1.00%        11.07        10,708       118,536     4.32%      1.76%
            2009     9/21/09        1.00%        10.61         3,161        33,544     2.25%      0.82%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2011                    1.00%        14.85       187,604     2,786,467    -9.79%      1.32%
            2010                    1.00%        16.47       193,534     3,186,619    10.63%      1.51%
            2009                    1.00%        14.88       198,677     2,956,869    40.89%      1.50%
            2008                    1.00%        10.56       192,667     2,035,247   -39.00%      1.83%
            2007                    1.00%        17.32       180,377     3,123,771    13.71%      2.98%
AMERICAN FUNDS GROWTH CLASS 2
            2011                    1.00%         9.79     1,472,768    14,411,418    -5.23%      0.62%
            2010                    1.00%        10.33     1,443,745    14,907,053    17.50%      0.74%
            2009                    1.00%         8.79     1,402,062    12,320,535    38.02%      0.67%
            2008                    1.00%         6.37     1,421,895     9,052,595   -44.53%      0.84%
            2007                    1.00%        11.48     1,333,966    15,310,258    11.23%      0.81%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2011                    1.00%        11.70       397,564     4,649,979    -2.81%      1.59%
            2010                    1.00%        12.03       383,423     4,614,123    10.32%      1.54%
            2009                    1.00%        10.91       352,506     3,845,301    29.94%      1.70%
            2008                    1.00%         8.40       309,462     2,598,033   -38.47%      1.75%
            2007                    1.00%        13.64       300,110     4,094,602     4.00%      1.70%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2011                    1.00%        11.19       495,482     5,542,472   -14.82%      1.76%
            2010                    1.00%        13.13       505,100     6,633,175     6.17%      2.06%
            2009                    1.00%        12.37       511,305     6,324,640    41.65%      1.57%
            2008                    1.00%         8.73       537,052     4,689,833   -42.70%      1.90%
            2007                    1.00%        15.24       533,371     8,128,674    18.83%      1.63%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
            2011                    1.00%        11.87        26,282       311,921    -4.45%      2.96%
            2010                    1.00%        12.42        10,790       134,032     8.96%      2.06%
            2009     9/11/09        1.00%        11.40         2,632        30,007     3.78%      1.36%
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
            2011                    1.00%        16.43       136,293     2,238,927     5.34%      4.05%
            2010                    1.00%        15.60       111,312     1,735,937     6.98%      4.63%
            2009                    1.00%        14.58       102,190     1,489,667    25.70%      5.66%
            2008                    1.00%        11.60        83,295       965,994    -5.49%      3.70%
            2007                    1.00%        12.27        59,178       726,193     6.56%      2.85%
DELAWARE VIP HIGH YIELD STANDARD CLASS
            2011                    1.00%        14.92        85,507     1,275,364     1.36%      8.77%
            2010                    1.00%        14.71        98,043     1,442,664    14.17%      7.10%
            2009                    1.00%        12.89        86,286     1,112,079    47.49%      6.32%
            2008                    1.00%         8.74        49,446       432,072   -24.93%      8.58%
            2007                    1.00%        11.64        48,190       560,935     1.77%      5.22%
DELAWARE VIP REIT SERVICE CLASS
            2011                    1.00%        25.52       314,936     8,036,267     9.52%      1.35%
            2010                    1.00%        23.30       321,971     7,501,734    25.35%      2.51%
            2009                    1.00%        18.59       296,479     5,510,823    22.01%      4.16%
            2008                    1.00%        15.23       296,495     4,516,822   -35.93%      2.00%
            2007                    1.00%        23.78       333,954     7,940,484   -15.03%      1.25%
DELAWARE VIP SMALL CAP VALUE SERVICE CLASS
            2011                    1.00%        15.90       261,696     4,161,105    -2.57%      0.29%
            2010                    1.00%        16.32       258,434     4,217,613    30.60%      0.45%
            2009                    1.00%        12.50       220,966     2,761,120    30.25%      0.66%
            2008                    1.00%         9.59       216,018     2,072,326   -30.76%      0.45%
            2007                    1.00%        13.86       194,167     2,690,401    -7.77%      0.27%

                                                                                               INVESTMENT
                  COMMENCEMENT                               UNITS                    TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    FEE RATE(2)   UNIT VALUE  OUTSTANDING   NET ASSETS  RETURN(3)   RATIO(4)
----------  ----  ------------  ------------  ----------  -----------  -----------  ---------  ----------
DELAWARE VIP SMID CAP GROWTH SERVICE CLASS
            2011                    1.00%       $10.80      176,345    $ 1,905,366     6.83%      0.77%
            2010     10/8/10        1.00%        10.11      152,446      1,541,877    13.45%      0.00%
DELAWARE VIP TREND SERVICE CLASS
            2009                    1.00%         7.47      118,916        888,757    52.84%      0.00%
            2008                    1.00%         4.89      125,490        613,656   -47.39%      0.00%
            2007                    1.00%         9.29      146,079      1,357,784     9.36%      0.00%
DREYFUS OPPORTUNISTIC SMALL CAP INITIAL CLASS
            2011                    1.00%        19.95      548,554     10,946,360   -14.70%      0.40%
            2010                    1.00%        23.39      570,057     13,336,402    29.85%      0.74%
            2009                    1.00%        18.02      585,749     10,553,707    24.78%      1.63%
            2008                    1.00%        14.44      634,005      9,154,402   -38.21%      0.91%
            2007                    1.00%        23.37      688,943     16,100,263   -11.94%      0.76%
DREYFUS STOCK INDEX INITIAL CLASS
            2011                    1.00%        41.65      647,549     26,969,401     0.86%      1.84%
            2010                    1.00%        41.29      680,820     28,112,405    13.70%      1.82%
            2009                    1.00%        36.32      718,988     26,112,134    25.08%      2.10%
            2008                    1.00%        29.04      779,859     22,644,321   -37.77%      2.10%
            2007                    1.00%        46.66      856,874     39,980,048     4.21%      1.71%
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS A
            2011                    1.00%        12.04        7,773         93,596    -3.83%      1.34%
            2010                    1.00%        12.52        6,446         80,710    11.35%      1.22%
            2009     7/13/09        1.00%        11.25        1,630         18,331    14.80%      0.00%
DWS VIP EQUITY 500 INDEX CLASS A
            2011                    1.00%        12.22      173,544      2,120,734     0.82%      1.65%
            2010                    1.00%        12.12      165,159      2,001,834    13.56%      1.84%
            2009                    1.00%        10.67      147,283      1,571,956    25.07%      2.80%
            2008                    1.00%         8.53      134,370      1,146,701   -37.78%      2.36%
            2007                    1.00%        13.72      115,690      1,586,702     4.25%      1.45%
DWS VIP SMALL CAP INDEX CLASS A
            2011                    1.00%        13.31      107,636      1,432,174    -5.37%      0.86%
            2010                    1.00%        14.06      111,078      1,561,780    25.14%      0.90%
            2009                    1.00%        11.24      104,127      1,169,964    25.31%      1.77%
            2008                    1.00%         8.97      101,194        907,329   -34.78%      1.57%
            2007                    1.00%        13.75       89,754      1,233,904    -2.88%      0.79%
FIDELITY VIP ASSET MANAGER INITIAL CLASS
            2011                    1.00%        31.63      663,652     20,989,347    -3.53%      1.95%
            2010                    1.00%        32.78      692,269     22,695,727    13.13%      1.76%
            2009                    1.00%        28.98      697,176     20,204,168    27.83%      2.39%
            2008                    1.00%        22.67      773,813     17,543,145   -29.43%      2.56%
            2007                    1.00%        32.12      846,875     27,205,661    14.35%      6.11%
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
            2011                    1.00%        13.25      726,867      9,632,972    -3.75%      0.79%
            2010                    1.00%        13.77      712,498      9,810,639    15.76%      1.08%
            2009                    1.00%        11.89      661,861      7,872,416    34.12%      1.22%
            2008                    1.00%         8.87      640,385      5,679,216   -43.26%      0.86%
            2007                    1.00%        15.63      604,133      9,442,839    16.14%      0.78%
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
            2011                    1.00%        28.77      783,464     22,542,125    -0.03%      2.55%
            2010                    1.00%        28.78      798,289     22,976,470    14.00%      1.86%
            2009                    1.00%        25.25      822,466     20,764,455    28.91%      2.32%
            2008                    1.00%        19.58      869,886     17,036,073   -43.23%      2.48%
            2007                    1.00%        34.49      948,739     32,726,578     0.52%      1.80%

                                                                                               INVESTMENT
                  COMMENCEMENT                               UNITS                    TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    FEE RATE(2)   UNIT VALUE  OUTSTANDING   NET ASSETS  RETURN(3)   RATIO(4)
----------  ----  ------------  ------------  ----------  -----------  -----------  ---------  ----------
FIDELITY VIP GROWTH INITIAL CLASS
            2011                    1.00%       $40.21       973,274   $39,138,680    -0.80%      0.36%
            2010                    1.00%        40.54     1,025,023    41,550,089    22.94%      0.28%
            2009                    1.00%        32.97     1,058,344    34,896,182    27.01%      0.45%
            2008                    1.00%        25.96     1,128,544    29,297,559   -47.69%      0.79%
            2007                    1.00%        49.63     1,253,249    62,200,977    25.70%      0.83%
FIDELITY VIP MONEY MARKET INITIAL CLASS
            2011                    0.00%        17.98         2,709        48,704     0.11%      0.11%
            2010                    0.00%        17.96         4,049        72,714     0.24%      0.18%
            2009                    0.00%        17.92         1,104        19,771     0.72%      0.79%
            2008                    0.00%        17.79         1,490        26,507     3.02%      3.05%
            2007                    0.00%        17.27         8,674       149,761     5.21%      5.06%
JANUS ASPEN SERIES WORLDWIDE INSTITUTIONAL CLASS
            2011                    1.00%        11.95       489,692     5,854,086   -14.60%      0.60%
            2010                    1.00%        14.00       488,615     6,839,890    14.68%      0.61%
            2009                    1.00%        12.21       507,181     6,190,790    36.33%      1.44%
            2008                    1.00%         8.95       519,461     4,650,997   -45.21%      1.21%
            2007                    1.00%        16.34       561,081     9,169,397     8.54%      0.77%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2011                    1.00%        33.03       362,828    11,983,185     2.99%      0.00%
            2010                    1.00%        32.07       358,268    11,489,270    25.13%      0.00%
            2009                    1.00%        25.63       361,356     9,261,260    36.95%      0.00%
            2008                    1.00%        18.71       356,393     6,669,680   -39.74%      0.00%
            2007                    1.00%        31.06       393,339    12,216,063     2.39%      0.00%
LVIP COHEN & STEERS GLOBAL REAL ESTATE STANDARD CLASS
            2011                    1.00%         6.84        15,580       106,492    -9.58%      0.00%
            2010                    1.00%         7.56        14,582       110,230    16.80%      0.00%
            2009                    1.00%         6.47         7,345        47,537    36.46%      0.00%
            2008                    1.00%         4.74         4,592        21,780   -42.61%      1.53%
            2007      6/6/07        1.00%         8.26         3,077        25,426   -15.71%      0.37%
LVIP DELAWARE BOND STANDARD CLASS
            2011                    1.00%        15.03       231,037     3,471,924     6.57%      3.55%
            2010                    1.00%        14.10       224,683     3,168,349     7.41%      3.62%
            2009                    1.00%        13.13       214,978     2,822,368    17.72%      4.26%
            2008                    1.00%        11.15       218,790     2,440,073    -3.89%      5.24%
            2007                    1.00%        11.60       147,615     1,712,930     4.40%      5.11%
LVIP DELAWARE DIVERSIFIED FLOATING RATE SERVICE CLASS
            2011      6/6/11        1.00%         9.76            14           139    -2.20%      2.65%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
            2011                    1.00%        12.95         2,786        36,064    -3.01%      4.49%
            2010                    1.00%        13.35           150         2,006    11.33%      2.40%
            2009     9/18/09        1.00%        11.99           109         1,307     4.58%      1.61%
LVIP DELAWARE FOUNDATION CONSERVATIVE ALLOCATION STANDARD CLASS
            2011                    1.00%        12.57        34,305       431,312     1.21%      6.55%
            2010                    1.00%        12.42        35,308       438,591     9.33%      1.92%
            2009                    1.00%        11.36        33,318       378,546    21.62%      2.84%
            2008                    1.00%         9.34        35,256       329,346   -27.69%      2.65%
            2007                    1.00%        12.92        31,390       405,501     3.54%      3.37%
LVIP DELAWARE FOUNDATION MODERATE ALLOCATION STANDARD CLASS
            2011                    1.00%        12.87         2,236        28,788    -0.74%      4.45%
            2010                    1.00%        12.97            99         1,282     9.92%      3.29%
            2009      7/1/09        1.00%        11.80            54           634    17.22%      1.28%
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
            2011                    1.00%         9.39       263,669     2,475,046     0.19%      1.06%
            2010                    1.00%         9.37       275,522     2,581,375    11.81%      1.04%
            2009                    1.00%         8.38       259,919     2,177,932    23.44%      1.11%
            2008                    1.00%         6.79       280,740     1,905,709   -36.41%      1.27%
            2007                    1.00%        10.67       302,483     3,228,898     5.06%      1.25%

                                                                                               INVESTMENT
                  COMMENCEMENT                               UNITS                    TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    FEE RATE(2)   UNIT VALUE  OUTSTANDING   NET ASSETS  RETURN(3)   RATIO(4)
----------  ----  ------------  ------------  ----------  -----------  -----------  ---------  ----------
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
            2011                    1.00%       $15.44      263,129    $ 4,061,668    -0.36%      0.81%
            2010                    1.00%        15.49      249,130      3,859,579    10.46%      0.62%
            2009                    1.00%        14.03      250,665      3,515,644    28.71%      0.72%
            2008                    1.00%        10.90      260,225      2,835,687   -35.06%      0.98%
            2007                    1.00%        16.78      252,512      4,237,480     1.94%      0.86%
LVIP GLOBAL INCOME STANDARD CLASS
            2011                    1.00%        11.81       12,462        147,180     0.08%      5.04%
            2010                    1.00%        11.80        6,559         77,402     8.59%      3.36%
            2009      9/2/09        1.00%        10.87        4,360         47,380     3.30%      2.12%
LVIP JANUS CAPITAL APPRECIATION STANDARD CLASS
            2011                    1.00%         6.60      184,661      1,219,460    -6.62%      0.23%
            2010                    1.00%         7.07      180,338      1,275,404    10.24%      0.76%
            2009                    1.00%         6.42      178,677      1,146,286    37.15%      0.90%
            2008                    1.00%         4.68      172,294        805,948   -41.41%      0.66%
            2007                    1.00%         7.98      174,123      1,390,865    19.22%      0.29%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
            2011                    1.00%        14.05      203,711      2,861,721    -5.17%      3.26%
            2010                    1.00%        14.81      202,794      3,004,117     1.44%      3.43%
            2009                    1.00%        14.60      211,082      3,082,376    20.03%      3.44%
            2008                    1.00%        12.17      216,316      2,631,726   -37.29%      4.40%
            2007                    1.00%        19.40      270,233      5,242,358    10.38%      2.09%
LVIP PROTECTED PROFILE 2010 STANDARD CLASS
            2011                    1.00%        10.77       13,084        140,908     0.24%      0.78%
            2010                    1.00%        10.74       11,739        126,118    10.36%      1.15%
            2009                    1.00%         9.74       10,631        103,493    23.17%      1.97%
            2008                    1.00%         7.90        9,161         72,410   -24.67%      1.99%
            2007      6/6/07        1.00%        10.49        1,013         10,631     5.50%      1.26%
LVIP PROTECTED PROFILE 2020 STANDARD CLASS
            2011                    1.00%        10.24       70,291        719,943    -0.80%      0.74%
            2010                    1.00%        10.33       52,134        538,295    10.92%      1.13%
            2009                    1.00%         9.31       35,042        326,208    24.41%      2.10%
            2008                    1.00%         7.48       15,841        118,534   -27.62%      1.68%
            2007      6/6/07        1.00%        10.34        4,464         46,143     4.03%      0.61%
LVIP PROTECTED PROFILE 2030 STANDARD CLASS
            2011                    1.00%         9.95       43,659        434,223    -1.55%      0.63%
            2010                    1.00%        10.10       38,169        385,613    11.43%      0.90%
            2009                    1.00%         9.07       25,417        230,452    26.68%      1.94%
            2008                    1.00%         7.16       12,067         86,368   -31.47%      1.76%
            2007      6/6/07        1.00%        10.44        1,012         10,565     4.79%      0.67%
LVIP PROTECTED PROFILE 2040 STANDARD CLASS
            2011                    1.00%         9.33       51,555        480,883    -2.44%      0.64%
            2010                    1.00%         9.56       31,803        304,071    12.53%      1.00%
            2009                    1.00%         8.50       14,773        125,515    29.65%      1.49%
            2008                    1.00%         6.55        7,359         48,221   -36.19%      0.77%
            2007      6/6/07        1.00%        10.27          741          7,607     2.95%      1.17%
LVIP PROTECTED PROFILE 2050 STANDARD CLASS
            2011      6/6/11        1.00%         9.21        1,470         13,544    -7.01%      0.00%
LVIP PROTECTED PROFILE CONSERVATIVE STANDARD CLASS
            2011                    1.00%        13.34       51,666        689,285     2.65%      2.07%
            2010                    1.00%        13.00       48,238        626,924     9.40%      4.44%
            2009                    1.00%        11.88       29,025        344,804    23.61%      4.64%
            2008                    1.00%         9.61       22,686        218,034   -19.25%      1.93%
            2007                    1.00%        11.90       14,059        167,333     6.70%      3.26%

                                                                                               INVESTMENT
                  COMMENCEMENT                               UNITS                    TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    FEE RATE(2)   UNIT VALUE  OUTSTANDING   NET ASSETS  RETURN(3)   RATIO(4)
----------  ----  ------------  ------------  ----------  -----------  -----------  ---------  ----------
LVIP PROTECTED PROFILE GROWTH STANDARD CLASS
            2011                    1.00%       $12.23      248,311    $ 3,037,078    -1.00%      1.97%
            2010                    1.00%        12.35      243,564      3,009,097    11.60%      2.86%
            2009                    1.00%        11.07      235,447      2,606,471    27.75%      4.69%
            2008                    1.00%         8.67      214,942      1,862,665   -34.08%      0.94%
            2007                    1.00%        13.15      248,025      3,260,699     8.72%      1.86%
LVIP PROTECTED PROFILE MODERATE STANDARD CLASS
            2011                    1.00%        12.91      145,490      1,878,666     0.16%      1.81%
            2010                    1.00%        12.89      138,348      1,783,601    10.85%      3.05%
            2009                    1.00%        11.63      134,690      1,566,524    26.76%      4.68%
            2008                    1.00%         9.17      101,213        928,628   -27.35%      1.97%
            2007                    1.00%        12.63       90,110      1,137,959     8.18%      1.79%
LVIP SSgA BOND INDEX STANDARD CLASS
            2011                    1.00%        11.58       10,284        119,129     6.33%      4.32%
            2010                    1.00%        10.89       15,509        168,964     4.91%      1.91%
            2009     6/22/09        1.00%        10.38       16,028        166,443     3.52%      2.85%
LVIP SSgA EMERGING MARKETS 100 STANDARD CLASS
            2011                    1.00%        14.53       38,777        563,479   -15.78%      2.40%
            2010                    1.00%        17.25       36,371        627,568    26.50%      1.89%
            2009     6/26/09        1.00%        13.64       11,665        159,114    36.02%      1.62%
LVIP SSgA GLOBAL TACTICAL ALLOCATION STANDARD CLASS
            2011                    1.00%        11.31       80,967        915,869    -0.78%      1.35%
            2010                    1.00%        11.40       82,435        939,759     7.65%      0.93%
            2009                    1.00%        10.59       92,538        979,919    29.50%      7.18%
            2008                    1.00%         8.18       73,666        602,397   -41.05%      0.58%
            2007                    1.00%        13.87       62,192        862,755     9.91%      1.07%
LVIP SSgA INTERNATIONAL INDEX STANDARD CLASS
            2011                    1.00%        11.14        2,356         26,247   -13.25%      1.07%
            2010                    1.00%        12.84        2,044         26,250     5.99%      2.28%
            2009      8/4/09        1.00%        12.12          872         10,564     8.33%      2.06%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
            2011                    1.00%        14.98      625,867      9,376,218    -4.82%      0.00%
            2010                    1.00%        15.74      628,014      9,885,299    27.09%      0.00%
            2009                    1.00%        12.39      633,285      7,843,255    44.89%      0.10%
            2008                    1.00%         8.55      650,255      5,558,465   -43.35%      0.00%
            2007                    1.00%        15.09      705,708     10,648,143    12.46%      0.00%
NB AMT MID-CAP GROWTH I CLASS
            2011                    1.00%         8.43      560,984      4,726,314    -0.53%      0.00%
            2010                    1.00%         8.47      584,625      4,951,554    27.81%      0.00%
            2009                    1.00%         6.63      534,677      3,543,076    30.29%      0.00%
            2008                    1.00%         5.09      501,407      2,550,181   -43.93%      0.00%
            2007                    1.00%         9.07      565,767      5,132,325    21.31%      0.00%
NB AMT PARTNERS I CLASS
            2011                    1.00%        14.72      252,975      3,724,679   -12.24%      0.00%
            2010                    1.00%        16.78      267,771      4,492,443    14.52%      0.67%
            2009                    1.00%        14.65      284,518      4,168,339    54.52%      2.61%
            2008                    1.00%         9.48      304,230      2,884,477   -52.87%      0.52%
            2007                    1.00%        20.12      314,438      6,325,305     8.25%      0.65%
T. ROWE PRICE INTERNATIONAL STOCK CLASS I
            2011                    1.00%        15.86      404,815      6,420,681   -13.70%      1.57%
            2010                    1.00%        18.38      405,647      7,455,491    13.32%      0.97%
            2009                    1.00%        16.22      400,133      6,489,852    50.87%      2.74%
            2008                    1.00%        10.75      419,745      4,512,389   -49.21%      1.95%
            2007                    1.00%        21.17      449,128      9,507,028    11.91%      1.43%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

(4) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2011:

                                                                       AGGREGATE   AGGREGATE
                                                                        COST OF    PROCEEDS
SUBACCOUNT                                                             PURCHASES  FROM SALES
--------------------------------------------------------------------  ----------  ----------
ABVPSF Global Thematic Growth Class B                                 $1,309,448  $  998,439
ABVPSF Growth Class B                                                    124,435     108,322
ABVPSF Growth and Income Class B                                         163,548     136,178
American Century VP Balanced Class I                                     601,638     887,794
American Century VP Inflation Protection Class I                         428,639      54,544
American Funds Global Growth Class 2                                     465,866     563,120
American Funds Growth Class 2                                          1,555,215   1,303,336
American Funds Growth-Income Class 2                                     647,877     443,468
American Funds International Class 2                                     712,603     782,822
BlackRock Global Allocation V.I. Class I                                 257,023      52,463
Delaware VIP Diversified Income Standard Class                           858,700     320,533
Delaware VIP High Yield Standard Class                                   447,121     555,736
Delaware VIP REIT Service Class                                        1,154,941   1,252,547
Delaware VIP Small Cap Value Service Class                               644,730     598,475
Delaware VIP Smid Cap Growth Service Class                               730,522     423,955
Dreyfus Opportunistic Small Cap Initial Class                            423,354     989,425
Dreyfus Stock Index Initial Class                                      1,870,013   2,880,079
DWS VIP Alternative Asset Allocation Plus Class A                         19,727       2,744
DWS VIP Equity 500 Index Class A                                         340,242     223,133
DWS VIP Small Cap Index Class A                                          204,268     253,677
Fidelity VIP Asset Manager Initial Class                               1,106,234   1,724,403
Fidelity VIP Contrafund Service Class 2                                1,205,871   1,016,262
Fidelity VIP Equity-Income Initial Class                               1,621,123   1,688,281
Fidelity VIP Growth Initial Class                                      1,770,508   4,023,350
Fidelity VIP Money Market Initial Class                                  144,296     165,039
Janus Aspen Series Worldwide Institutional Class                         455,288     478,145
LVIP Baron Growth Opportunities Service Class                          1,090,994   1,053,767
LVIP Cohen & Steers Global Real Estate Standard Class                     34,960      29,232
LVIP Delaware Bond Standard Class                                      1,000,400     740,735
LVIP Delaware Diversified Floating Rate Service Class                        140          --
LVIP Delaware Foundation Aggressive Allocation Standard Class             36,464          88
LVIP Delaware Foundation Conservative Allocation Standard Class          108,014      92,124
LVIP Delaware Foundation Moderate Allocation Standard Class               29,482         364
LVIP Delaware Growth and Income Standard Class                           235,632     350,891
LVIP Delaware Social Awareness Standard Class                            466,536     269,468
LVIP Global Income Standard Class                                        128,500      51,623
LVIP Janus Capital Appreciation Standard Class                           164,339     143,702

                                                                       AGGREGATE   AGGREGATE
                                                                        COST OF    PROCEEDS
SUBACCOUNT                                                             PURCHASES  FROM SALES
---------------------------------------------------------------------  ---------  ----------
LVIP Mondrian International Value Standard Class                        $553,335  $  489,661
LVIP Protected Profile 2010 Standard Class                                36,466      21,667
LVIP Protected Profile 2020 Standard Class                               239,371      53,742
LVIP Protected Profile 2030 Standard Class                               170,509     120,586
LVIP Protected Profile 2040 Standard Class                               252,747      64,145
LVIP Protected Profile 2050 Standard Class                                13,413          15
LVIP Protected Profile Conservative Standard Class                       191,139     135,885
LVIP Protected Profile Growth Standard Class                             491,058     403,276
LVIP Protected Profile Moderate Standard Class                           389,152     276,154
LVIP SSgA Bond Index Standard Class                                      161,893     213,798
LVIP SSgA Emerging Markets 100 Standard Class                            536,381     465,005
LVIP SSgA Global Tactical Allocation Standard Class                      176,445     191,546
LVIP SSgA International Index Standard Class                              43,483      40,436
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class              677,639     806,772
NB AMT Mid-Cap Growth I Class                                            842,856   1,111,721
NB AMT Partners I Class                                                  392,889     622,053
T. Rowe Price International Stock Class I                                662,038     649,048

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2011:

                                                                                   NET
                                                                        SHARES    ASSET   FAIR VALUE     COST OF
SUBACCOUNT                                                              OWNED     VALUE   OF SHARES      SHARES
--------------------------------------------------------------------  ---------  ------  -----------  -----------
ABVPSF Global Thematic Growth Class B                                   123,531  $14.50  $ 1,791,203  $ 1,944,813
ABVPSF Growth Class B                                                    37,254   19.81      738,004      660,619
ABVPSF Growth and Income Class B                                         36,958   17.86      660,062      619,810
American Century VP Balanced Class I                                  1,435,213    6.51    9,343,234    9,656,730
American Century VP Inflation Protection Class I                         42,806   11.78      504,253      492,723
American Funds Global Growth Class 2                                    144,440   19.29    2,786,253    2,966,613
American Funds Growth Class 2                                           278,881   51.68   14,412,553   14,481,253
American Funds Growth-Income Class 2                                    140,599   33.07    4,649,598    4,911,583
American Funds International Class 2                                    365,677   15.16    5,543,659    6,772,484
BlackRock Global Allocation V.I. Class I                                 20,974   14.87      311,881      332,400
Delaware VIP Diversified Income Standard Class                          203,190   11.02    2,239,155    2,131,338
Delaware VIP High Yield Standard Class                                  224,500    5.68    1,275,158    1,239,154
Delaware VIP REIT Service Class                                         768,255   10.46    8,035,945    9,227,656
Delaware VIP Small Cap Value Service Class                              132,939   31.30    4,160,993    3,759,535
Delaware VIP Smid Cap Growth Service Class                               84,407   22.57    1,905,075    1,753,311
Dreyfus Opportunistic Small Cap Initial Class                           416,844   26.26   10,946,321   16,621,367
Dreyfus Stock Index Initial Class                                       914,825   29.48   26,969,036   25,330,857
DWS VIP Alternative Asset Allocation Plus Class A                         7,069   13.24       93,590       92,409
DWS VIP Equity 500 Index Class A                                        160,707   13.20    2,121,336    2,019,377
DWS VIP Small Cap Index Class A                                         121,671   11.77    1,432,068    1,528,126
Fidelity VIP Asset Manager Initial Class                              1,520,975   13.80   20,989,456   23,134,110
Fidelity VIP Contrafund Service Class 2                                 425,481   22.64    9,632,884   10,519,579
Fidelity VIP Equity-Income Initial Class                              1,206,094   18.69   22,541,893   26,276,013
Fidelity VIP Growth Initial Class                                     1,061,257   36.89   39,149,761   39,698,929
Fidelity VIP Money Market Initial Class                                  51,814    1.00       51,814       51,814
Janus Aspen Series Worldwide Institutional Class                        226,719   25.83    5,856,157    7,636,768
LVIP Baron Growth Opportunities Service Class                           380,567   31.49   11,983,278    9,548,112
LVIP Cohen & Steers Global Real Estate Standard Class                    15,612    6.82      106,393      103,964
LVIP Delaware Bond Standard Class                                       249,446   13.92    3,471,284    3,268,250
LVIP Delaware Diversified Floating Rate Service Class                        14    9.87          139          140
LVIP Delaware Foundation Aggressive Allocation Standard Class             3,035   11.86       35,986       38,284
LVIP Delaware Foundation Conservative Allocation Standard Class          32,103   13.44      431,337      468,558
LVIP Delaware Foundation Moderate Allocation Standard Class               2,152   13.33       28,690       30,264
LVIP Delaware Growth and Income Standard Class                           85,369   28.99    2,475,026    2,510,937
LVIP Delaware Social Awareness Standard Class                           133,048   30.53    4,061,678    4,075,647
LVIP Global Income Standard Class                                        13,149   11.19      147,179      153,874

                                                                                 NET
                                                                       SHARES   ASSET  FAIR VALUE    COST OF
SUBACCOUNT                                                             OWNED    VALUE   OF SHARES    SHARES
--------------------------------------------------------------------  -------  ------  ----------  ----------
LVIP Janus Capital Appreciation Standard Class                         60,258  $20.23  $1,219,251  $1,111,720
LVIP Mondrian International Value Standard Class                      199,974   14.31   2,861,628   3,691,805
LVIP Protected Profile 2010 Standard Class                             13,280   10.60     140,816     129,505
LVIP Protected Profile 2020 Standard Class                             70,839   10.16     719,656     678,359
LVIP Protected Profile 2030 Standard Class                             43,266   10.03     433,954     399,346
LVIP Protected Profile 2040 Standard Class                             50,589    9.50     480,746     457,985
LVIP Protected Profile 2050 Standard Class                              1,513    8.95      13,545      13,398
LVIP Protected Profile Conservative Standard Class                     56,325   12.23     688,633     651,682
LVIP Protected Profile Growth Standard Class                          271,380   11.19   3,036,740   3,101,704
LVIP Protected Profile Moderate Standard Class                        158,561   11.84   1,877,996   1,810,444
LVIP SSgA Bond Index Standard Class                                    10,432   11.42     119,136     117,966
LVIP SSgA Emerging Markets 100 Standard Class                          53,339   10.56     563,472     641,154
LVIP SSgA Global Tactical Allocation Standard Class                    89,844   10.19     915,776     981,373
LVIP SSgA International Index Standard Class                            3,831    6.85      26,248      29,197
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class           675,883   13.87   9,375,855   8,749,673
NB AMT Mid-Cap Growth I Class                                         171,539   27.55   4,725,911   4,143,682
NB AMT Partners I Class                                               372,778    9.99   3,724,049   4,826,189
T. Rowe Price International Stock Class I                             540,469   11.88   6,420,777   6,765,308

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2011, is as follows:

                                                                       UNITS     UNITS   NET INCREASE
SUBACCOUNT                                                            ISSUED   REDEEMED   (DECREASE)
--------------------------------------------------------------------  -------  --------  ------------
ABVPSF Global Thematic Growth Class B                                 289,737  (201,994)     87,743
ABVPSF Growth Class B                                                  17,697   (14,702)      2,995
ABVPSF Growth and Income Class B                                       14,429   (11,769)      2,660
American Century VP Balanced Class I                                   16,395   (28,887)    (12,492)
American Century VP Inflation Protection Class I                       34,792    (4,451)     30,341
American Funds Global Growth Class 2                                   29,045   (34,975)     (5,930)
American Funds Growth Class 2                                         149,700  (120,677)     29,023
American Funds Growth-Income Class 2                                   50,713   (36,572)     14,141
American Funds International Class 2                                   51,065   (60,683)     (9,618)
BlackRock Global Allocation V.I. Class I                               19,681    (4,189)     15,492
Delaware VIP Diversified Income Standard Class                         44,808   (19,827)     24,981
Delaware VIP High Yield Standard Class                                 22,250   (34,786)    (12,536)
Delaware VIP REIT Service Class                                        44,094   (51,129)     (7,035)
Delaware VIP Small Cap Value Service Class                             40,309   (37,047)      3,262
Delaware VIP Smid Cap Growth Service Class                             61,873   (37,974)     23,899
Dreyfus Opportunistic Small Cap Initial Class                          20,594   (42,097)    (21,503)
Dreyfus Stock Index Initial Class                                      34,068   (67,339)    (33,271)
DWS VIP Alternative Asset Allocation Plus Class A                       1,538      (211)      1,327
DWS VIP Equity 500 Index Class A                                       26,445   (18,060)      8,385
DWS VIP Small Cap Index Class A                                        14,645   (18,087)     (3,442)
Fidelity VIP Asset Manager Initial Class                               21,547   (50,164)    (28,617)
Fidelity VIP Contrafund Service Class 2                                86,358   (71,989)     14,369
Fidelity VIP Equity-Income Initial Class                               39,982   (54,807)    (14,825)
Fidelity VIP Growth Initial Class                                      40,233   (91,982)    (51,749)
Fidelity VIP Money Market Initial Class                                 8,018    (9,358)     (1,340)
Janus Aspen Series Worldwide Institutional Class                       35,237   (34,160)      1,077
LVIP Baron Growth Opportunities Service Class                          35,259   (30,699)      4,560
LVIP Cohen & Steers Global Real Estate Standard Class                   4,827    (3,829)        998
LVIP Delaware Bond Standard Class                                      57,444   (51,090)      6,354
LVIP Delaware Diversified Floating Rate Service Class                      14        --          14
LVIP Delaware Foundation Aggressive Allocation Standard Class           2,637        (1)      2,636
LVIP Delaware Foundation Conservative Allocation Standard Class         6,401    (7,404)     (1,003)
LVIP Delaware Foundation Moderate Allocation Standard Class             2,160       (23)      2,137
LVIP Delaware Growth and Income Standard Class                         24,007   (35,860)    (11,853)
LVIP Delaware Social Awareness Standard Class                          30,302   (16,303)     13,999

                                                                       UNITS     UNITS   NET INCREASE
SUBACCOUNT                                                             ISSUED  REDEEMED   (DECREASE)
--------------------------------------------------------------------  -------  --------  ------------
LVIP Global Income Standard Class                                      10,155    (4,252)      5,903
LVIP Janus Capital Appreciation Standard Class                         24,584   (20,261)      4,323
LVIP Mondrian International Value Standard Class                       34,714   (33,797)        917
LVIP Protected Profile 2010 Standard Class                              3,250    (1,905)      1,345
LVIP Protected Profile 2020 Standard Class                             23,081    (4,924)     18,157
LVIP Protected Profile 2030 Standard Class                             16,974   (11,484)      5,490
LVIP Protected Profile 2040 Standard Class                             26,404    (6,652)     19,752
LVIP Protected Profile 2050 Standard Class                              1,470        --       1,470
LVIP Protected Profile Conservative Standard Class                     13,743   (10,315)      3,428
LVIP Protected Profile Growth Standard Class                           36,401   (31,654)      4,747
LVIP Protected Profile Moderate Standard Class                         28,149   (21,007)      7,142
LVIP SSgA Bond Index Standard Class                                    13,910   (19,135)     (5,225)
LVIP SSgA Emerging Markets 100 Standard Class                          29,839   (27,433)      2,406
LVIP SSgA Global Tactical Allocation Standard Class                    14,712   (16,180)     (1,468)
LVIP SSgA International Index Standard Class                            3,399    (3,087)        312
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class            47,386   (49,533)     (2,147)
NB AMT Mid-Cap Growth I Class                                         101,709  (125,350)    (23,641)
NB AMT Partners I Class                                                22,614   (37,410)    (14,796)
T. Rowe Price International Stock Class I                              34,629   (35,461)       (832)

The change in units outstanding for the year ended December 31, 2010, is as follows:

                                                                       UNITS     UNITS   NET INCREASE
SUBACCOUNT                                                             ISSUED  REDEEMED   (DECREASE)
--------------------------------------------------------------------  -------  --------  ------------
ABVPSF Global Thematic Growth Class B                                 126,326  (204,650)    (78,324)
ABVPSF Growth Class B                                                  22,940    (9,997)     12,943
ABVPSF Growth and Income Class B                                       21,061    (8,132)     12,929
American Century VP Balanced Class I                                   22,537   (27,811)     (5,274)
American Century VP Inflation Protection Class I                        9,150    (1,603)      7,547
American Funds Global Growth Class 2                                   30,695   (35,838)     (5,143)
American Funds Growth Class 2                                         242,311  (200,628)     41,683
American Funds Growth-Income Class 2                                   85,258   (54,341)     30,917
American Funds International Class 2                                   96,010  (102,215)     (6,205)
BlackRock Global Allocation V.I. Class I                               12,241    (4,083)      8,158
Delaware VIP Diversified Income Standard Class                         45,077   (35,955)      9,122
Delaware VIP High Yield Standard Class                                 40,214   (28,457)     11,757
Delaware VIP REIT Service Class                                        78,833   (53,341)     25,492
Delaware VIP Small Cap Value Service Class                             77,377   (39,909)     37,468
Delaware VIP Smid Cap Growth Service Class                            159,729    (7,283)    152,446
Delaware VIP Trend Service Class                                       28,085  (147,001)   (118,916)
Dreyfus Opportunistic Small Cap Initial Class                          38,194   (53,886)    (15,692)
Dreyfus Stock Index Initial Class                                      48,140   (86,308)    (38,168)
DWS VIP Alternative Asset Allocation Plus Class A                       4,882       (66)      4,816
DWS VIP Equity 500 Index Class A                                       32,047   (14,171)     17,876
DWS VIP Small Cap Index Class A                                        18,940   (11,989)      6,951
Fidelity VIP Asset Manager Initial Class                               45,177   (50,084)     (4,907)
Fidelity VIP Contrafund Service Class 2                               141,074   (90,437)     50,637
Fidelity VIP Equity-Income Initial Class                               74,786   (98,963)    (24,177)
Fidelity VIP Growth Initial Class                                      82,193  (115,514)    (33,321)
Fidelity VIP Money Market Initial Class                                 8,191    (5,246)      2,945
Janus Aspen Series Worldwide Institutional Class                       34,707   (53,273)    (18,566)
LVIP Baron Growth Opportunities Service Class                          52,313   (55,401)     (3,088)
LVIP Cohen & Steers Global Real Estate Standard Class                  20,885   (13,648)      7,237
LVIP Delaware Bond Standard Class                                      60,125   (50,420)      9,705
LVIP Delaware Foundation Aggressive Allocation Standard Class             316      (275)         41
LVIP Delaware Foundation Conservative Allocation Standard Class        10,838    (8,848)      1,990
LVIP Delaware Foundation Moderate Allocation Standard Class                45        --          45
LVIP Delaware Growth and Income Standard Class                         44,018   (28,415)     15,603
LVIP Delaware Social Awareness Standard Class                          18,184   (19,719)     (1,535)
LVIP Global Income Standard Class                                       4,486    (2,287)      2,199

                                                                       UNITS     UNITS   NET INCREASE
SUBACCOUNT                                                             ISSUED  REDEEMED   (DECREASE)
--------------------------------------------------------------------  -------  --------  ------------
LVIP Janus Capital Appreciation Standard Class                         23,144   (21,483)      1,661
LVIP Mondrian International Value Standard Class                       37,892   (46,180)     (8,288)
LVIP SSgA Bond Index Standard Class                                     4,407    (4,926)       (519)
LVIP SSgA Emerging Markets 100 Standard Class                          35,147   (10,441)     24,706
LVIP SSgA Global Tactical Allocation Standard Class                    21,328   (31,431)    (10,103)
LVIP SSgA International Index Standard Class                            2,386    (1,214)      1,172
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class            46,698   (51,969)     (5,271)
LVIP Protected Profile 2010 Standard Class                              1,256      (148)      1,108
LVIP Protected Profile 2020 Standard Class                             31,608   (14,516)     17,092
LVIP Protected Profile 2030 Standard Class                             21,823    (9,071)     12,752
LVIP Protected Profile 2040 Standard Class                             21,991    (4,961)     17,030
LVIP Protected Profile Conservative Standard Class                     24,274    (5,061)     19,213
LVIP Protected Profile Moderate Standard Class                         37,898   (34,240)      3,658
LVIP Protected Profile Growth Standard Class                           36,386   (28,269)      8,117
NB AMT Mid-Cap Growth I Class                                         117,592   (67,644)     49,948
NB AMT Partners I Class                                                48,246   (64,993)    (16,747)
T. Rowe Price International Stock Class I                              51,732   (46,218)      5,514

7. SUBSEQUENT EVENT

Management evaluated subsequent events through April 6, 2012, the date at which the Variable Account's financial statements were available to be issued, and determined there were no additional matters to be disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of Lincoln Life & Annuity Company of New York
   and
Contract Owners of Lincoln Life & Annuity Variable Annuity Account L

We have audited the accompanying statements of assets and liabilities of Lincoln Life & Annuity Variable Annuity Account L ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2011, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects the financial position of each of the respective subaccounts constituting Lincoln Life & Annuity Variable Annuity Account L at December 31, 2011, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 6, 2012


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